    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 8, 1999



                                               SECURITIES ACT FILE NO. 333-88483

                                        INVESTMENT COMPANY ACT FILE NO. 811-6570
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------


[X]   PRE-EFFECTIVE AMENDMENT NO. 1  [ ]   POST-EFFECTIVE AMENDMENT NO.

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                        MUNIYIELD NEW JERSEY FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                                 (609) 282-2800
                         (AREA CODE AND TELEPHONE NUMBER)
                            ------------------------

                             800 SCUDDERS MILL ROAD
                           PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                     NUMBER, STREET, CITY, STATE, ZIP CODE)
                            ------------------------

                                 TERRY K. GLENN
                        MUNIYIELD NEW JERSEY FUND, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

               FRANK P. BRUNO, ESQ.                            MICHAEL J. HENNEWINKEL, ESQ.
                 BROWN & WOOD LLP                          MERRILL LYNCH ASSET MANAGEMENT, L.P.
              ONE WORLD TRADE CENTER                              800 SCUDDERS MILL ROAD
             NEW YORK, NY 10048-0557                               PLAINSBORO, NJ 08536

                            ------------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED MAXIMUM     PROPOSED MAXIMUM         AMOUNT OF
                                             AMOUNT BEING        OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION
  TITLE OF SECURITIES BEING REGISTERED       REGISTERED(1)         PER UNIT(1)           PRICE(1)              FEE(3)
----------------------------------------------------------------------------------------------------------------------------
Common Stock ($.10 par value)...........       5,713,465             $13.90             $79,417,164            $22,078
Auction Market Preferred Stock, Series
B.......................................         1,500             $25,000(2)           $37,500,000            $10,425
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------



(1) Estimated solely for the purpose of calculating the filing fee.



(2) Represents the liquidation preference of a share of preferred stock after the reorganization.



(3) Previously paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.



    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        MUNIYIELD NEW JERSEY FUND, INC.
                         MUNIVEST NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS
                            ------------------------

                        TO BE HELD ON DECEMBER 15, 1999

TO THE STOCKHOLDERS OF
     MUNIYIELD NEW JERSEY FUND, INC.
     MUNIVEST NEW JERSEY FUND, INC.

     NOTICE IS HEREBY GIVEN that special meetings of the stockholders (the "Meetings") of MuniYield New Jersey Fund, Inc. ("MuniYield") and MuniVest New Jersey Fund, Inc. ("MuniVest") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 15, 1999 at 3:30 p.m. Eastern time (for MuniYield) and 2:30 p.m. Eastern time (for MuniVest) for the following purposes:


          (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") contemplating the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniVest by MuniYield, in exchange solely for an equal aggregate value of newly-issued shares of MuniYield Common Stock and shares of a newly-created series of Auction Market Preferred Stock ("AMPS") of MuniYield to be designated Series B ("MuniYield Series B AMPS") and the distribution by MuniVest of such MuniYield Common Stock to the holders of Common Stock of MuniVest and such MuniYield Series B AMPS to the holders of AMPS of MuniVest. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of MuniVest and the termination of its registration under the Investment Company Act of 1940; and


          (2) To transact such other business as properly may come before the Meetings or any adjournment thereof.

     The Boards of Directors of MuniYield and MuniVest have fixed the close of business on October 20, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

     A complete list of the stockholders of MuniYield and MuniVest entitled to vote at the Meetings will be available and open to the examination of any stockholder of MuniYield or MuniVest, respectively, for any purpose germane to the Meetings during ordinary business hours from and after December 1, 1999, at the offices of MuniYield, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meetings. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY APPLICABLE TO THEIR FUND AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of MuniYield or MuniVest, as applicable.

                                By Order of the Boards of Directors

                                 ALICE A. PELLEGRINO
                                 Secretary of MuniYield New Jersey
                                 Fund, Inc. and MuniVest New Jersey Fund, Inc.

Plainsboro, New Jersey

Dated: November 8, 1999

                         PROXY STATEMENT AND PROSPECTUS

                        MUNIYIELD NEW JERSEY FUND, INC.
                         MUNIVEST NEW JERSEY FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                            ------------------------

                        SPECIAL MEETINGS OF STOCKHOLDERS

                            ------------------------

                               DECEMBER 15, 1999

     This Joint Proxy Statement and Prospectus is furnished to you as a stockholder of one of the funds listed above. A Special Meeting of the stockholders of each of these funds will be held on December 15, 1999 (the "Meetings") to consider the items that are listed below and discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Directors of each fund is requesting its stockholders to submit a proxy to be used at the Meetings to vote the shares held by the stockholder submitting the proxy.

     The proposals to be considered at the Meetings are:

     1. To approve or disapprove an Agreement and Plan of Reorganization between the funds; and

     2. To transact such other business as may properly come before the Meetings or any adjournment thereof.

     The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement and Prospectus as the Reorganization. The Reorganization involves the combination of two funds into one. The two funds are:

          MuniYield New Jersey Fund, Inc. ("MuniYield"), which will be the surviving fund; and

          MuniVest New Jersey Fund, Inc. ("MuniVest").


     MuniYield and MuniVest are sometimes referred to herein collectively as the "Funds" and individually as a "Fund."


     In the Reorganization, MuniYield will acquire substantially all of the assets and assume substantially all of the liabilities of MuniVest solely in exchange for shares of its common stock, par value $.10 per share ("MuniYield Common Stock"), and shares of a newly-created series of its Auction Market Preferred Stock ("AMPS"), with a par value of $.10 per share and a liquidation preference of $25,000 per share, to be designated Series B ("MuniYield Series B AMPS"). MuniVest will distribute the MuniYield Common Stock and MuniYield Series B AMPS received in the Reorganization to its stockholders and will then liquidate and dissolve and terminate its registration under the Investment Company Act. MuniYield will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement and Prospectus.

     In the Reorganization, MuniYield will issue shares of its common stock and AMPS to MuniVest based on the value of the assets transferred to MuniYield by MuniVest. These shares will then be distributed by MuniVest to its stockholders based on the value of the shares held by each stockholder just prior to the Reorganization. A holder of common stock of MuniVest will receive MuniYield Common Stock and a holder of AMPS of MuniVest will receive shares of MuniYield Series B AMPS.

     This Proxy Statement and Prospectus serves as a prospectus of MuniYield in connection with the issuance of MuniYield Common Stock and MuniYield Series B AMPS in the Reorganization.

                            ------------------------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


      THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS NOVEMBER 8, 1999.

     The Proxy Statement and Prospectus sets forth information about MuniYield and MuniVest that stockholders of the Funds should know before considering the Reorganization and should be retained for future reference. Each of the Funds has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     The address of the principal executive offices of MuniYield and MuniVest is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

     The common stock of each of the Funds ("Common Stock") is listed on the New York Stock Exchange (the "NYSE") under the symbols "MYJ" (MuniYield) and "MVJ" (MuniVest). Subsequent to the Reorganization, shares of MuniYield Common Stock will continue to be listed on the NYSE under the symbol "MYJ". Reports, proxy materials and other information concerning any of the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INTRODUCTION................................................    4
ITEM 1: THE REORGANIZATION..................................    4
  SUMMARY...................................................    4
  RISK FACTORS AND SPECIAL CONSIDERATIONS...................   11
     New Jersey Municipal Bonds.............................   11
     Interest Rate and Credit Risk..........................   11
     Non-diversification....................................   11
     Rating Categories......................................   11
     Private Activity Bonds.................................   11
     Leverage...............................................   11
     Portfolio Management...................................   12
     Inverse Floating Obligations...........................   13
     Options and Futures Transactions.......................   13
     Antitakeover Provisions................................   13
     AMPS Ratings Considerations............................   13
  COMPARISON OF THE FUNDS...................................   14
     Financial Highlights...................................   14
     Investment Objective and Policies......................   18
     Description of New Jersey Municipal Bonds and Municipal
      Bonds.................................................   20
     Special Considerations Relating to New Jersey Municipal
      Bonds.................................................   21
     Other Investment Policies..............................   22
     Information Regarding Options and Futures
      Transactions..........................................   23
     Investment Restrictions................................   25
     AMPS Rating Agency Guidelines..........................   27
     Portfolio Composition..................................   27
     Portfolio Transactions.................................   28
     Portfolio Turnover.....................................   29
     Net Asset Value........................................   29
     Capital Stock..........................................   30
     Management of the Funds................................   32
     Code of Ethics.........................................   33
     Voting Rights..........................................   33
     Stockholder Inquiries..................................   34
     Dividends and Distributions............................   34
     Automatic Dividend Reinvestment Plan...................   36
     Mutual Fund Investment Option..........................   37
     Liquidation Rights of Holders of AMPS..................   37
     Tax Rules Applicable to the Funds and their
      Stockholders..........................................   38
  AGREEMENT AND PLAN OF REORGANIZATION......................   42
     General................................................   42
     Procedure..............................................   43
     Terms of the Agreement and Plan of Reorganization......   43
     Potential Benefits to Common Stockholders of the Funds
      as a Result of the Reorganization.....................   45
     Surrender and Exchange of Stock Certificates...........   46
     Tax Consequences of the Reorganization.................   47
     Capitalization.........................................   48

                                                              PAGE
                                                              ----
INFORMATION CONCERNING THE SPECIAL MEETINGS.................   48
  Date, Time and Place of Meetings..........................   48
  Solicitation, Revocation and Use of Proxies...............   48
  Record Date and Outstanding Shares........................   49
  Security Ownership of Certain Beneficial Owners and
     Management.............................................   49
  Voting Rights and Required Vote...........................   49
  Appraisal Rights..........................................   49
ADDITIONAL INFORMATION......................................   50
  Year 2000 Issues..........................................   51
CUSTODIAN...................................................   51
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.....   51
LEGAL PROCEEDINGS...........................................   51
LEGAL OPINIONS..............................................   51
EXPERTS.....................................................   51


INDEX TO FINANCIAL STATEMENTS............................................    F-1
EXHIBIT I    INFORMATION PERTAINING TO EACH FUND.........................    I-1
EXHIBIT II   AGREEMENT AND PLAN OF REORGANIZATION........................   II-1
EXHIBIT III  ECONOMIC AND OTHER CONDITIONS IN NEW JERSEY.................  III-1
EXHIBIT IV   RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER.............   IV-1

                                  INTRODUCTION


     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of MuniYield and MuniVest for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on December 15, 1999, at the time specified for each Fund in Exhibit I to this Proxy Statement and Prospectus. The mailing address for each of the Funds is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is November 12, 1999.


     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of MuniYield or MuniVest, as applicable, at the address indicated above or by voting in person at the appropriate Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between MuniYield and MuniVest (the "Agreement and Plan of Reorganization").


     With respect to Item 1, assuming a quorum is present at the Meetings, approval of the Agreement and Plan of Reorganization will require the affirmative vote of stockholders representing (i) a majority of the outstanding shares of MuniYield Common Stock and MuniYield AMPS, Series A, voting together as a single class, and a majority of the outstanding shares of MuniYield AMPS, Series A, voting separately as a class, (ii) a majority of the outstanding shares of MuniVest Common Stock and MuniVest AMPS, voting together as a single class, and a majority of the outstanding shares of MuniVest AMPS, voting separately as a single class. Because of the requirement that the Agreement and Plan of Reorganization be approved by stockholders of both Funds, the Reorganization will not take place if stockholders of either Fund do not approve the Agreement and Plan of Reorganization.


     The Board of Directors of each of the Funds has fixed the close of business on October 20, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, each Fund had outstanding the number of shares of Common Stock and AMPS indicated in Exhibit I. To the knowledge of the management of each of the Funds, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of any Fund at the Record Date.

     The Boards of Directors of the Funds know of no business other than that discussed in Item 1 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1:  THE REORGANIZATION

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization attached hereto as
Exhibit II.


     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniVest by MuniYield and the subsequent distribution of MuniYield Common Stock and MuniYield Series B AMPS to the holders of MuniVest Common Stock and MuniVest AMPS, respectively; and (ii) the subsequent deregistration and dissolution of MuniVest.



     At meetings of the Boards of Directors of each of the Funds, the Reorganization was approved by the Board of Directors of MuniYield by a unanimous vote and by the Board of Directors of MuniVest by the affirmative vote of all of the Directors present at the meeting, representing more than two-thirds of the total number of Directors. Subject to obtaining the necessary approvals from the stockholders of both Funds, the Board of Directors of MuniVest also deemed advisable the deregistration of the Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its dissolution under the laws of the State of Maryland. The Reorganization requires approval of the stockholders of both Funds. The Reorganization will not take place if the stockholders of either Fund do not approve the Agreement and the Plan of Reorganization.


     Each of the Funds seeks to provide stockholders with current income exempt from Federal income tax and New Jersey personal income taxes. Each of the Funds seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes. Under normal circumstances, at least 80% of each Fund's total assets will be invested in municipal obligations issued by or on behalf of the state of New Jersey, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes ("New Jersey Municipal Bonds"). MuniVest may invest up to 25% of its assets in municipal obligations rated below investment grade. MuniYield does not invest in municipal obligations rated below investment grade.



     Each of the Funds is a non-diversified, leveraged, closed-end management investment company registered under the Investment Company Act. If the stockholders of the Funds approve the Reorganization, (i) MuniYield Common Stock and MuniYield Series B AMPS will be issued to MuniVest in exchange for the net assets of MuniVest; and (ii) MuniVest will distribute these shares to its stockholders as provided in the Agreement and Plan of Reorganization. After the Reorganization, MuniVest will terminate its registration under the Investment Company Act and its incorporation under Maryland law.



     Based upon their evaluation of all relevant information, the Directors of each Fund have determined that the Reorganization will potentially benefit the holders of Common Stock of that Fund. Specifically, after the Reorganization, stockholders of MuniVest will remain invested in a closed-end fund that has an investment objective and policies substantially similar to MuniVest's investment objective and policies and that uses substantially the same management personnel. In addition, it is anticipated that common stockholders of each of the Funds will be subject to a reduced overall operating expense ratio based on the anticipated pro forma combined total operating expenses and the combined assets of the surviving fund after the Reorganization. The Boards also considered the relative tax positions of the Funds' portfolios. It is not anticipated that the Reorganization will directly benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.


     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect. Under the Agreement and Plan of Reorganization, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of both Funds or (ii) by the Board of Directors of either Fund if any condition to that Fund's obligations has not been fulfilled or waived by such Fund's Board of Directors.

           PRO FORMA FEE TABLE FOR COMMON STOCKHOLDERS OF MUNIYIELD,

      MUNIVEST, AND PRO FORMA MUNIYIELD AS OF JUNE 30, 1999 (UNAUDITED)(a)



                                                                                       PRO FORMA
                                                              MUNIYIELD    MUNIVEST    MUNIYIELD
                                                              ---------    --------    ---------
COMMON STOCKHOLDER TRANSACTION EXPENSES
  Maximum Sales Load (as a percentage of offering price)....    None(b)      None(b)     None(c)
  Dividend Reinvestment Plan Fees...........................    None         None        None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
  TO COMMON STOCK AT JUNE 30, 1999)(d)
  Investment Advisory Fees(e)...............................    0.73%        0.75%       0.73%
  Interest Payments on Borrowed Funds.......................    None         None        None
  Other Expenses............................................    0.32%        0.48%       0.28%
                                                                ----         ----        ----
Total Annual Expenses.......................................    1.05%        1.23%       1.01%
                                                                ====         ====        ====


---------------
(a) No information is presented with respect to AMPS because no Fund's operating expenses or expenses of the Reorganization will be borne by the holders of AMPS of either Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.

(b) Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.

(c) No sales load will be charged on the issuance of shares in the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.


(d) The annual operating expenses for pro forma MuniYield are projections for a 12-month period.



(e) Based on net assets of each Fund and pro forma MuniYield excluding assets attributable to AMPS. If assets attributable to AMPS are included, the Investment Advisory Fees for each Fund and pro forma MuniYield would be 0.50% and the Total Annual Expenses would be 0.72%, 0.82% and 0.69%.


EXAMPLE:

               CUMULATIVE EXPENSES PAID ON SHARES OF COMMON STOCK
                           FOR THE PERIODS INDICATED:


                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
An investor would pay the following expenses on a $1,000
  investment, assuming (1) the operating expense ratio for
  each Fund (as a percentage of net assets attributable to
  Common Stock) set forth in the table above and (2) a 5%
  annual return throughout the period:
     MuniYield..............................................   $11       $33       $58       $128
     MuniVest...............................................   $13       $39       $68       $149
     Pro Forma MuniYield*...................................   $10       $32       $56       $124


---------------
* Assumes that the Reorganization had taken place on June 30, 1999.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a common stockholder of each of the Funds will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. THE EXAMPLE SET FORTH ABOVE ASSUMES THAT SHARES OF COMMON STOCK WERE PURCHASED IN THE INITIAL OFFERINGS AND THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND USES A 5% ANNUAL RATE OF RETURN AS MANDATED BY SECURITIES AND EXCHANGE COMMISSION (THE "SEC") REGULATIONS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR

ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. See "Comparison of the Funds" and "The Reorganization -- Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization."


BUSINESS OF MUNIYIELD......MuniYield was incorporated under the laws of the
                           State of Maryland on February 24, 1992 and commenced operations on May 4, 1992. MuniYield is a non-diversified, leveraged, closed-end management investment company whose investment objective is to provide stockholders with current income exempt from Federal income tax and New Jersey personal income taxes. MuniYield seeks to achieve its investment objective by investing primarily in a portfolio of long-term investment grade New Jersey Municipal Bonds. Under normal circumstances, at least 80% of MuniYield's total assets will be invested in New Jersey Municipal Bonds. The Fund intends to invest primarily in long-term New Jersey Municipal Bonds and other long-term municipal obligations exempt from Federal income tax, but not New Jersey personal income tax ("Municipal Bonds") with a maturity of more than ten years. The weighted average maturity of the Fund's portfolio was 21.24 years as of September 30, 1999. The average maturity of the Fund's portfolio securities, and therefore the Fund's portfolio as a whole, will vary based upon the assessment of Fund Asset Management, L.P. ("FAM"), the Fund's investment adviser, of economic and market conditions. See "Comparison of the
                           Funds -- Investment Objectives and Policies."



                           MuniYield has outstanding Common Stock and one series of AMPS, designated Series A ("MuniYield AMPS"). As of September 30, 1999, MuniYield had net assets of $186,584,058.



BUSINESS OF MUNIVEST.......MuniVest was incorporated under the laws of the State of Maryland on February 19, 1993 and commenced operations on April 30, 1993. MuniVest is a non-diversified, leveraged, closed-end management investment company whose investment objective is to provide stockholders with current income exempt from Federal income taxes and New Jersey personal income taxes. MuniVest seeks to achieve its investment objective by investing primarily in a portfolio of long-term investment grade New Jersey Municipal Bonds. Under normal circumstances, at least 80% of MuniVest's total assets will be invested in New Jersey Municipal Bonds. MuniVest may also invest up to 25% of its assets in municipal bonds rated below investment grade. The Fund intends to invest primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. The weighted average maturity of the Fund's portfolio was 21.79 years as of September 30, 1999. The average maturity of the Fund's portfolio securities, and therefore the Fund's portfolio as a whole, will vary based upon FAM's assessment of economic and market conditions. See "Comparison of the Funds -- Investment Objectives and Policies."



                           MuniVest has outstanding Common Stock and one series of AMPS ("MuniVest AMPS"). As of September 30, 1999, MuniVest had net assets of $109,673,688.



COMPARISON OF THE FUNDS....Investment Objectives and Policies.  The Funds have substantially similar investment objectives and policies. Both Funds seek to provide stockholders (including holders of AMPS) with current income exempt from Federal income tax and New Jersey personal income taxes and seek to maintain as much of their respective portfolios invested in New Jersey Municipal Bonds as possible. Each Fund will normally invest at least 80% of its assets in New Jersey Municipal Bonds. MuniVest may invest up to 25% of its assets in municipal bonds rated below investment grade. MuniYield does not invest in municipal bonds rated below investment grade. See "Comparison of the Funds -- Investment Objectives and Policies."

                           Capital Stock.   Each Fund has outstanding both
                           Common Stock and AMPS. The Common Stock of each of the Funds is traded on the NYSE. As of September 30, 1999, (i) the net asset value per share of MuniYield Common Stock was $13.91 and the market price per share was $13.0625; and (ii) the net asset value per share of MuniVest Common Stock was $13.08 and the market price per share was $12.125. The AMPS of each Fund have a liquidation preference of $25,000 per share and are sold principally at auction. See "Comparison of the Funds -- Capital Stock."


                           Auctions generally have been held and will be held every seven days for each series of AMPS of each of the Funds unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. In connection with the Reorganization, it is anticipated that a holder of MuniVest AMPS will receive MuniYield AMPS with a dividend payment date and an auction date that fall on the same day of the week as that of the MuniVest AMPS. See "Comparison of the Funds -- Capital Stock." The following table provides information about the dividend rates for each series of AMPS of each of the Funds as of a recent auction.


                                          AUCTION DATE       FUND     SERIES  DIVIDEND RATE
                                          ------------       ----     ------  -------------
                                        October 27, 1999   MuniYield    A         3.40%
                                        October 19, 1999   MuniVest     *         3.35%



                           * No series designation



                           Advisory Fees.   The investment adviser for each of
                           the Funds is FAM. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Asset Management Group of Merrill Lynch & Co., Inc. ("ML & Co.") (which includes FAM) acts as investment adviser for over 100 registered investment companies and also offers portfolio management and portfolio analysis services to individuals and institutional accounts.



                           FAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund. Theodore R. Jaeckel, Jr. serves as the portfolio manager for MuniYield and MuniVest and will serve as portfolio manager of the combined fund.


                           Pursuant to separate investment advisory agreements between each Fund and FAM, each Fund pays FAM a monthly fee at the annual rate of 0.50% of such Fund's average weekly net assets, including assets acquired from the sale of AMPS. Subsequent to the Reorganization, FAM will continue to receive compensation at the rate of 0.50% of the average weekly net assets, including assets acquired from the sale of AMPS, of the combined fund. See "Comparison of the Funds -- Management of the Funds."


                           Other Significant Fees. The Bank of New York is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Stock of both MuniYield and MuniVest. The Bank of New York is also the transfer agent, registrar and auction agent for each Fund's AMPS. The Bank of New York receives a fee for these services. The principal business addresses are as follows: The Bank of New York, 90 Washington Street, New York, New York 10286 (for its custodial services) and 101 Barclay Street, New York, New York 10286 (for its transfer agency and auction agency services). See "Comparison of the Funds -- Management of the Funds."

                           Overall Expense Ratio. As of June 30, 1999, the overall annualized operating expense ratio for MuniYield was 1.05%, based on net assets of approximately $133.1 million excluding AMPS, and 0.72% based on net assets of approximately $193.1 million including AMPS, and the overall annualized operating expense ratio for MuniVest was 1.23%, based on net assets of approximately $76.1 million excluding AMPS, and 0.82%, based on net assets of approximately $113.6 million including AMPS. If the Reorganization had taken place on June 30, 1999, the overall operating expense ratio for pro forma MuniYield would have been 1.01%, based on net assets of approximately $209.2 million excluding AMPS, and 0.69%, based on net assets of approximately $306.7 million including AMPS.


                           Purchases and Sales of Common Stock and AMPS. Purchase and sale procedures for the Common Stock of both MuniYield and MuniVest are identical, and investors typically purchase and sell shares of Common Stock of such Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell shares of Common Stock of such Funds through privately negotiated transactions with existing stockholders.

                           Purchase and sale procedures for the MuniYield AMPS and MuniVest AMPS also are identical. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by The Bank of New York, as the auction agent for each Fund's AMPS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of AMPS may only participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the AMPS of either of the Funds.

                           Ratings of AMPS. The MuniYield AMPS and MuniVest AMPS have each been assigned a rating of AAA from Standard & Poor's ("S&P") and "aaa" from Moody's Investors Service, Inc. ("Moody's"). See "Comparison of the Funds -- Rating Agency Guidelines."

                           Ratings of Municipal Obligations. MuniYield will invest only in municipal obligations that at the time of purchase are considered investment grade. MuniVest may invest up to 25% of its assets in municipal obligations rated below investment grade.

                           Portfolio Transactions. The portfolio transactions in which MuniYield and MuniVest may engage are similar, as are the procedures for such transactions. See "Comparison of the Funds -- Portfolio Transactions."

                           Dividends and Distributions. The methods of dividend payment and distributions are similar for MuniYield and MuniVest, both with respect to the Common Stock and the AMPS of each Fund. See "Comparison of the Funds -- Dividends and Distributions."

                           Net Asset Value. The net asset value per share of Common Stock of each Fund is determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See "Comparison of the Funds -- Net Asset Value."

                           Voting Rights. The corresponding voting rights of the holders of shares of MuniYield and MuniVest Common Stock are virtually identical. Similarly, the corresponding voting rights of the holders of shares of MuniYield AMPS and MuniVest AMPS are virtually identical. See "Comparison of the Funds -- Capital Stock."

                           Stockholder Services. An automatic dividend reinvestment plan is available to holders of shares of each Fund's Common Stock. The plans are identical for the two Funds. See "Comparison of the Funds -- Automatic Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are the same for the two Funds.

                OUTSTANDING SECURITIES OF MUNIYIELD AND MUNIVEST

                            AS OF SEPTEMBER 30, 1999


                                                                                                  AMOUNT
                                                                                                OUTSTANDING
                                                                        AMOUNT HELD BY      EXCLUSIVE OF AMOUNT
                                                          AMOUNT       FUND FOR ITS OWN      SHOWN IN PREVIOUS
                    TITLE OF CLASS                      AUTHORIZED          ACCOUNT               COLUMN
                    --------------                      -----------   -------------------   -------------------
MuniYield
  Common Stock........................................  199,997,600           -0-                9,100,783
  AMPS................................................        2,400           -0-                    2,400
MuniVest
  Common Stock........................................  199,998,500           -0-                5,519,681
  AMPS................................................        1,500           -0-                    1,500

TAX CONSIDERATIONS.........The Funds have jointly requested a private letter ruling from the IRS with respect to the
                           Reorganization to the effect that, among other things, neither Fund will recognize gain or loss on the transaction and the stockholders of MuniVest will not recognize gain or loss on the exchange of their shares for MuniYield Common Stock (except to the extent that a common stockholder of MuniVest receives cash representing an interest in less than a full share of MuniYield Common Stock in the Reorganization) or MuniYield AMPS. The consummation of the Reorganization is subject to the receipt of such ruling or of an opinion of counsel to the same effect. The Reorganization will not affect the status of MuniYield as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). MuniVest will liquidate pursuant to the Reorganization. See "Agreement and Plan of Reorganization -- Tax Consequences of the Reorganization."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Since both Funds invest primarily in a portfolio of New Jersey Municipal Bonds, any risks inherent in such investments are equally applicable to both Funds and will be similarly pertinent to the combined fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or of any series of AMPS of either Fund or create additional risks.

NEW JERSEY MUNICIPAL BONDS

     MuniYield and MuniVest invest a substantial portion of their assets in New Jersey Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of New Jersey Municipal Bonds than is a municipal bond fund that invests more widely. See "Comparison of the Funds -- Special Considerations Relating to New Jersey Municipal Bonds" and Exhibit III -- "Economic and Other Conditions in New Jersey." If the Funds invest less than 80% of their assets in New Jersey Municipal Bonds, the income provided by the Funds may not be exempt from New Jersey personal income tax.

INTEREST RATE AND CREDIT RISK

     Each Fund invests in municipal bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

NON-DIVERSIFICATION

     Each Fund is registered as a "non-diversified" investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as non-diversified funds, each Fund must still meet the diversification requirements of applicable Federal income tax laws.

RATING CATEGORIES


     The Funds invest primarily in municipal bonds that are rated investment grade by S&P, Moody's or Fitch IBCA, Inc. ("Fitch") or are considered by FAM to be of comparable quality. Each Fund may also invest in unrated municipal bonds that FAM believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics. In addition, MuniVest may invest up to 25% of its assets in municipal bonds rated below investment grade or considered by FAM to be of comparable quality. Investments in lower rated securities are considered speculative. MuniYield does not invest in municipal bonds rated below investment grade.


PRIVATE ACTIVITY BONDS


     Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in a Fund to a Federal alternative minimum tax.


LEVERAGE

     Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Stock of each of the Funds. For example, each Fund's issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Stock. Under certain circumstances when a Fund is required to allocate taxable income to holders of AMPS, the Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Distribution"). Leverage will allow holders of the Fund's Common Stock to realize a higher current rate of return than if the Fund were not leveraged as long as each Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of the Fund's Common Stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund's Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund's portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund's Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund's AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock of that Fund.

     In an extreme case, a decline in net asset value could affect each Fund's ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a RIC under the Federal tax laws. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders." However, each Fund intends to take all measures necessary to make Common Stock dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either the Common Stock or the AMPS, the Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

     - if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than the Fund can obtain if the Common Stock were not leveraged,

     - if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Stock in tender offers, or

     - in order to maintain the asset coverage established by the guidelines of the nationally recognized statistical rating organizations ("NRSROs") that have rated the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

PORTFOLIO MANAGEMENT

     The portfolio management strategies of both Funds are the same. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund's Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

INVERSE FLOATING OBLIGATIONS

     A Fund's investments in "inverse floating obligations" or "residual interest bonds" provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

OPTIONS AND FUTURES TRANSACTIONS

     Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so.

ANTITAKEOVER PROVISIONS

     The Articles of Incorporation of each of the Funds (in each case, the "Charter") include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

AMPS RATINGS CONSIDERATIONS

     The Funds have received ratings of their AMPS of AAA from S&P and "aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

     As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock of the Funds has not been rated by a nationally recognized statistical rating organization.

     The Board of Directors of each of the Funds, without stockholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

                            COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

  MuniYield

     The financial information in the table below, except for the six-month period ended May 31, 1999, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP ("D&T"), independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.


                                                               FOR THE SIX          FOR THE YEAR ENDED NOVEMBER 30
                                                              MONTHS ENDED     -----------------------------------------
                                                              MAY 31, 1999       1998       1997       1996       1995
                                                              -------------    --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSET VALUE:
 PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  15.93       $  15.51   $  15.46   $  15.56   $  13.22
                                                                --------       --------   --------   --------   --------
Investment income -- net....................................         .53           1.13       1.14       1.14       1.17
Realized and unrealized gain (loss) on investments -- net...        (.50)           .42        .05       (.10)      2.33
                                                                --------       --------   --------   --------   --------
Total from investment operations............................         .03           1.55       1.19       1.04       3.50
                                                                --------       --------   --------   --------   --------
Less dividends and distributions to Common Stock
 shareholders:
 Investment income -- net...................................        (.45)          (.89)      (.91)      (.91)      (.90)
 Realized gain on investments -- net........................        (.31)            --         --         --         --
                                                                --------       --------   --------   --------   --------
Total dividends and distributions to Common Stock
 shareholders...............................................        (.76)          (.89)      (.91)      (.91)      (.90)
                                                                --------       --------   --------   --------   --------
Effect of Preferred Stock activity:
 Dividends and distributions to Preferred Stock
   shareholders:
   Investment income -- net.................................        (.07)          (.21)      (.23)      (.23)      (.26)
   Realized gain on investments -- net......................        (.04)          (.03)        --         --         --
                                                                --------       --------   --------   --------   --------
Total effect of Preferred Stock activity....................        (.11)          (.24)      (.23)      (.23)      (.26)
                                                                --------       --------   --------   --------   --------
Net asset value, end of period..............................    $  15.09       $  15.93   $  15.51   $  15.46   $  15.56
                                                                ========       ========   ========   ========   ========
Market price per share, end of period.......................    $14.5625       $  16.75   $15.5625   $  14.50   $  13.75
                                                                ========       ========   ========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on market price per share.............................       (8.77%)#       13.89%     13.96%     12.34%     21.26%
                                                                ========       ========   ========   ========   ========
Based on net asset value per share..........................        (.59%)#        8.68%      6.52%      5.84%     25.85%
                                                                ========       ========   ========   ========   ========
RATIOS BASED ON AVERAGE NET ASSETS OF COMMON STOCK:
Total expenses***...........................................        1.02%*         1.02%      1.04%      1.04%      1.07%
                                                                ========       ========   ========   ========   ========
Total investment income -- net***...........................        6.87%*         7.24%      7.48%      7.41%      7.86%
                                                                ========       ========   ========   ========   ========
Amount of dividends to Preferred Stock Shareholders.........         .97%*         1.37%      1.50%      1.48%      1.73%
                                                                ========       ========   ========   ========   ========
Investment income -- net to Common Stock Shareholders.......        5.90%*         5.86%      5.98%      5.94%      6.13%
                                                                ========       ========   ========   ========   ========
RATIOS BASED ON TOTAL AVERAGE NET ASSETS:+***
Total expenses..............................................         .72%*          .71%       .72%       .72%       .73%
                                                                ========       ========   ========   ========   ========
Total investment income -- net..............................        4.82%*         5.03%      5.14%      5.18%      5.40%
                                                                ========       ========   ========   ========   ========
RATIOS BASED ON AVERAGE NET ASSETS OF PREFERRED STOCK:
Dividends to Preferred Stock Shareholders...................        2.27%*         3.19%      3.35%      3.35%      3.75%
                                                                ========       ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, net of Preferred Stock, end of period (in
 thousands).................................................    $137,311       $143,259   $137,633   $136,483   $137,355
                                                                ========       ========   ========   ========   ========
Preferred Stock outstanding, end of period (in thousands)...    $ 60,000       $ 60,000   $ 60,000   $ 60,000   $ 60,000
                                                                ========       ========   ========   ========   ========
Portfolio turnover..........................................       30.96%         46.83%     30.50%     49.76%     32.79%
                                                                ========       ========   ========   ========   ========
DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING..........
Investment income -- net....................................    $    282       $    798   $    838   $    837   $    938
                                                                ========       ========   ========   ========   ========
LEVERAGE:
Asset coverage per $1,000...................................    $  3,289       $  3,388   $  3,294   $  3,275   $  3,289
                                                                ========       ========   ========   ========   ========


---------------
  * Annualized.

 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

*** Do not reflect the effect of dividends to Preferred Stock shareholders.
  + Includes Common and Preferred Stock average net assets.
  # Aggregate total investment return.

                                                                                      FOR THE PERIOD
                                                               FOR THE YEAR ENDED      MAY 1, 1992+
                                                                  NOVEMBER 30,        TO NOVEMBER 30,
                                                              ---------------------   ---------------
                                                                 1994        1993          1992
                                                              ----------   --------   ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
  PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $    15.88   $  14.40      $  14.18
                                                              ----------   --------      --------
Investment income -- net....................................        1.15       1.17           .62
Realized and unrealized gain (loss) on investments -- net...       (2.67)      1.49           .31
                                                              ----------   --------      --------
Total from investment operations............................       (1.52)      2.66           .93
                                                              ----------   --------      --------
Less dividends and distributions to Common Stock
  shareholders:
  Investment income -- net..................................        (.93)      (.96)         (.44)
  Realized gain on investments -- net.......................        (.01)      (.01)           --
                                                              ----------   --------      --------
Total dividends and distributions to Common Stock
  shareholders..............................................        (.94)      (.97)         (.44)
                                                              ----------   --------      --------
Capital charge resulting from issuance of Common Stock......          --         --          (.03)
                                                              ----------   --------      --------
Effect of Preferred Stock activity:++
  Dividends to Preferred Stock shareholders:
    Investment income -- net................................        (.20)      (.21)         (.10)
  Capital charge resulting from issuance of Preferred
    Stock...................................................          --         --          (.14)
                                                              ----------   --------      --------
Total effect of Preferred Stock activity....................        (.20)      (.21)         (.24)
                                                              ----------   --------      --------
Net asset value, end of period..............................  $    13.22   $  15.88      $  14.40
                                                              ==========   ========      ========
Market price per share, end of period.......................  $   12.125   $ 15.625      $ 14.875
                                                              ==========   ========      ========
TOTAL INVESTMENT RETURN:**
Based on market price per share.............................      (16.87%)    11.78%         2.19%#
                                                              ==========   ========      ========
Based on net asset value per share..........................      (10.82%)    17.35%         4.65%#
                                                              ==========   ========      ========
RATIOS TO AVERAGE NET ASSETS:***
Expenses, net of reimbursement..............................         .74%       .69%          .43%*
                                                              ==========   ========      ========
Expenses....................................................         .74%       .69%          .69%*
                                                              ==========   ========      ========
Investment income -- net....................................        5.30%      5.26%         5.51%*
                                                              ==========   ========      ========
SUPPLEMENTAL DATA:
Net assets, net of Preferred Stock, end of period (in
  thousands)................................................  $  116,746   $140,214      $123,833
                                                              ==========   ========      ========
Preferred Stock outstanding, end of period (in thousands)...  $   60,000   $ 60,000      $ 60,000
                                                              ==========   ========      ========
Portfolio turnover..........................................       15.06%      5.14%        27.13%
                                                              ==========   ========      ========
LEVERAGE:
Asset coverage per $1,000...................................  $    2,946   $  3,337      $  3,064
                                                              ==========   ========      ========
DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING:+++
Investment income -- net....................................  $      741   $    774      $    341
                                                              ==========   ========      ========


---------------

  * Annualized.



 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.



*** Do not reflect the effect of dividends to Preferred Stock shareholders.



  + Commencement of Operations.



 ++ The Fund's Preferred Stock was issued on July 1, 1992.



+++ Dividends have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.



  # Aggregate total investment return.

  MuniVest


     The financial information in the table below, except for the six-month period ended April 30, 1999, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Ernst & Young LLP ("E&Y"), independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.


                                                              FOR THE SIX             FOR THE YEAR ENDED OCTOBER 31
                                                              MONTHS ENDED        -------------------------------------
                                                             APRIL 30, 1999        1998      1997      1996      1995
                                                             --------------       -------   -------   -------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
  PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $     14.72       $ 14.18   $ 13.78   $ 13.76   $ 12.18
                                                                -----------       -------   -------   -------   -------
Investment income -- net...................................             .50          1.01      1.00      1.01      1.02
Realized and unrealized gain (loss) on
  investments -- net.......................................            (.21)          .53       .40       .01      1.58
                                                                -----------       -------   -------   -------   -------
Total from investment operations...........................             .29          1.54      1.40      1.02      2.60
                                                                -----------       -------   -------   -------   -------
Less dividends to Common Stock shareholders:
  Investment income -- net.................................            (.39)         (.77)     (.78)     (.78)     (.76)
                                                                -----------       -------   -------   -------   -------
Total dividends to Common Stock shareholders...............            (.39)         (.77)     (.78)     (.78)     (.76)
                                                                -----------       -------   -------   -------   -------
Effect of Preferred Stock activity:
  Dividends to Preferred Stock shareholders:
  Investment income -- net.................................            (.10)         (.23)     (.22)     (.22)     (.26)
                                                                -----------       -------   -------   -------   -------
Total effect of Preferred Stock activity...................            (.10)         (.23)     (.22)     (.22)     (.26)
                                                                -----------       -------   -------   -------   -------
Net asset value, end of period.............................     $     14.52       $ 14.72   $ 14.18   $ 13.78   $ 13.76
                                                                ===========       =======   =======   =======   =======
Market price per share, end of period......................     $   14.0625       $14.875   $ 13.25   $ 12.25   $ 12.00
                                                                ===========       =======   =======   =======   =======
TOTAL INVESTMENT RETURN:**
Based on market price per share............................           (2.89%)#      18.56%    14.78%     8.67%    26.66%
                                                                ===========       =======   =======   =======   =======
Based on net asset value per share.........................            1.33%#        9.63%     9.19%     6.61%    20.74%
                                                                ===========       =======   =======   =======   =======
RATIOS TO AVERAGE NET ASSETS:***
Expenses, net of reimbursement.............................             .82%*         .81%      .83%      .81%      .84%
                                                                ===========       =======   =======   =======   =======
Expenses...................................................             .82%*         .81%      .83%      .81%      .84%
                                                                ===========       =======   =======   =======   =======
Investment income -- net...................................            4.62%*        4.78%     4.82%     4.87%     5.20%
                                                                ===========       =======   =======   =======   =======
SUPPLEMENTAL DATA:
Net assets, net of Preferred Stock, end of period (in
  thousands)...............................................     $    80,163       $81,062   $77,988   $75,775   $75,657
                                                                ===========       =======   =======   =======   =======
Preferred Stock outstanding, end of period (in
  thousands)...............................................     $    37,500       $37,500   $37,500   $37,500   $37,500
                                                                ===========       =======   =======   =======   =======
Portfolio turnover.........................................           26.42%        54.73%    39.77%    99.56%    62.45%
                                                                ===========       =======   =======   =======   =======
DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING:
Investment income -- net...................................     $       366       $   860   $   805   $   818   $   955
                                                                ===========       =======   =======   =======   =======
LEVERAGE:
Asset coverage per $1,000..................................     $     3,138       $ 3,162   $ 3,080   $ 3,021   $ 3,018
                                                                ===========       =======   =======   =======   =======

---------------
  * Annualized.


 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.


*** Do not reflect the effect of dividends to Preferred Stock shareholders.

  # Aggregate total investment return.

                                                                                   FOR THE PERIOD
                                                                 FOR THE YEAR      APRIL 30, 1993+
                                                              ENDED OCTOBER 31,    TO OCTOBER 31,
                                                              ------------------   ---------------
                                                                     1994               1993
                                                              ------------------   ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   14.89           $  14.18
                                                                  ---------           --------
Investment income -- net....................................           1.00                .49
Realized and unrealized gain (loss) on investments -- net...          (2.66)               .81
                                                                  ---------           --------
Total from investment operations............................          (1.66)              1.30
                                                                  ---------           --------
Less dividends and distributions to Common Stock
  shareholders:
  Investment income -- net..................................           (.81)              (.35)
  Realized gain on investments -- net.......................           (.04)                --
                                                                  ---------           --------
Total dividends and distributions to Common Stock
  shareholders..............................................           (.85)              (.35)
                                                                  ---------           --------
Capital charge resulting from issuance of Common Stock......             --               (.04)
                                                                  ---------           --------
Effect of Preferred Stock activity:++
  Dividends and distributions to Preferred Stock
    Shareholders:
    Investment income -- net................................           (.19)              (.07)
    Realized gain on investments -- net.....................           (.01)                --
  Capital charge resulting from issuance of Preferred
    Stock...................................................             --               (.13)
                                                                  ---------           --------
Total effect of Preferred Stock activity....................           (.20)              (.20)
                                                                  ---------           --------
Net asset value, end of period..............................      $   12.18           $  14.89
                                                                  =========           ========
Market price per share, end of period.......................      $  10.125           $  15.00
                                                                  =========           ========
TOTAL INVESTMENT RETURN:
Based on market price per share.............................         (27.74%)             2.38%#
                                                                  =========           ========
Based on net asset value per share..........................         (12.43%)             7.50%#
                                                                  =========           ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................            .79%               .48%*
                                                                  =========           ========
Expenses....................................................            .82%               .84%*
                                                                  =========           ========
Investment income -- net....................................           4.89%              4.85%*
                                                                  =========           ========
SUPPLEMENTAL DATA:
Net assets, net of Preferred Stock, end of period (in
  thousands)................................................      $  66,978           $ 81,637
                                                                  =========           ========
Preferred Stock outstanding, end of period (in thousands)...      $  37,500           $ 37,500
                                                                  =========           ========
Portfolio turnover..........................................          68.75%             20.15%
                                                                  =========           ========
LEVERAGE:
Asset coverage per $1,000...................................      $   2,786           $  3,177
                                                                  =========           ========
DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING:+++
Investment income -- net....................................      $     696           $    240
                                                                  =========           ========


---------------

  * Annualized.



 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.



*** Do not reflect the effect of dividends to Preferred Stock shareholders.



  + Commencement of Operations.



 ++ The Fund's Preferred Stock was issued on June 1, 1993.



+++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.



  # Aggregate total investment return.

                        PER SHARE DATA FOR COMMON STOCK*

               TRADED ON THE NEW YORK STOCK EXCHANGE (UNAUDITED)

  MuniYield


                                                                                                PREMIUM
                                                                                              (DISCOUNT)
                                                                                                TO NET
                                        MARKET PRICE ($)**       NET ASSET VALUE ($)        ASSET VALUE (%)
                                       --------------------      --------------------      -----------------
QUARTER ENDED*                          HIGH          LOW         HIGH          LOW        HIGH        LOW
--------------                         -------      -------      -------      -------      -----      ------
November 30, 1997....................  13.375       12.50            13.69        13.38     1.68          (2.08)
February 28, 1998....................  16.375       15.125           15.98        15.52     2.90           0.11
May 31, 1998.........................  15.75        14.875           15.74        15.36    (0.27)         (3.29)
August 31, 1998......................  16.3125      15.1875          15.96        15.652    1.52          (2.41)
November 30, 1998....................  16.9375      15.875           16.33        15.83     5.74          (0.78)
February 28, 1999....................  17.125       16.0625          16.04        15.40     7.94           3.70
May 31, 1999.........................  15.875       14.25            15.75        15.08     3.49          (5.82)
August 31, 1999......................  14.75        13.4375          15.00        13.98    (1.68)         (5.04)


  MuniVest


                                                                                                PREMIUM
                                                                                              (DISCOUNT)
                                                                                                TO NET
                                        MARKET PRICE ($)**       NET ASSET VALUE ($)        ASSET VALUE (%)
                                       --------------------      --------------------      -----------------
QUARTER ENDED*                          HIGH          LOW         HIGH          LOW        HIGH        LOW
--------------                         -------      -------      -------      -------      -----      ------
January 31, 1997.....................  12.875       12.125           14.05        13.65    (6.57)        (12.96)
April 30, 1997.......................  13.25        12.125           14.10        13.44    (4.61)         (8.99)
July 31, 1997........................  13.9375      12.50            14.43        13.63    (1.18)         (7.51)
October 31, 1997.....................  14.00        11.5625          14.32        14.05    (2.67)         (6.56)
January 31, 1998.....................  14.50        13.25            14.76        14.10    (0.34)         (7.12)
April 30, 1998.......................  14.50        13.375           14.61        14.10    (0.28)         (6.16)
July 31, 1998........................  14.00        13.4375          14.61        14.22    (1.55)         (6.06)
October 31, 1998.....................  15.125       13.6875          15.07        14.44     2.18          (5.12)
January 31, 1999.....................  15.1875      14.3125          14.83        14.56     2.60          (3.07)
April 30, 1999.......................  14.25        14.00            14.79        14.45     1.53          (3.39)
July 31, 1999........................  14.0625      12.5625          14.51        13.71    (1.98)         (7.98)
October 31, 1999.....................  13.5625      11.1875          13.68        12.39    (0.85)         (8.71)


---------------
 * Calculations are based upon shares of Common Stock outstanding at the end of each quarter.

** As reported in the consolidated transaction operating system.

     As indicated in the tables above, for the periods shown the Common Stock of the Funds generally has traded at prices close to net asset value, with small premiums or discounts to net asset value of generally less than 10% being reflected in the market value of the shares from time to time. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the surviving fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

INVESTMENT OBJECTIVE AND POLICIES

     The structure, organization and investment policies of both Funds are substantially similar, with the differences between the Funds set forth below. Each Fund seeks as a fundamental investment objective current income exempt from Federal income tax and New Jersey personal income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities.

     Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of New Jersey Municipal Bonds. At all times, at least 80% of each Fund's total assets will be invested in New Jersey Municipal Bonds except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of Common Stock.


     Ordinarily, neither Fund intends to realize significant investment income subject to Federal income tax and New Jersey personal income taxes. To the extent FAM considers that suitable New Jersey Municipal Bonds are not available for investment, the Funds may purchase Municipal Bonds. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.



     Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New Jersey Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New Jersey Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund's investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and New Jersey personal income taxes will be considered "New Jersey Municipal Bonds" and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered "Municipal Bonds".



     The New Jersey Municipal Bonds and Municipal Bonds in which each Fund invests will be rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, will be considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody's. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above.



     MuniVest may invest up to 25% of its assets in New Jersey Municipal Bonds and Municipal Bonds that are rated below investment grade or, if unrated, are considered to be of comparable quality by FAM. MuniYield does not invest in New Jersey Municipal Bonds and Municipal Bonds that are rated below investment grade. These high yield bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative as to the issuer's ability to make payments of principal and interest. Consequently, although such bonds can be expected to provide higher yields and be less subject to interest rate fluctuations, they may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed-income securities. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Issuers of high yield bonds may be highly leveraged and may not have available to them more traditional methods of financing. The risk of loss due to default by the issuer is significantly greater for holders of these bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, while the high yield bonds in which MuniVest may invest normally will not include securities that, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after MuniVest purchases a particular security, in which case MuniVest may experience losses and incur costs.


     High yield bonds frequently have call or redemption features that permit an issuer to repurchase such bonds from MuniVest, which may decrease the net investment to MuniVest and dividends to stockholders in the event that MuniVest is required to replace a called security with a lower yielding security. MuniVest may have difficulty disposing of certain high yield bonds because there may be a thin trading market for such securities. Reduced secondary market liquidity may have an adverse impact on market price and MuniVest's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. In addition, market quotations are generally available on many high yield bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. See Exhibit
IV -- "Ratings of Municipal Bonds and Commercial Paper".

     Each of the Funds may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.


     The average maturity of each Fund's portfolio securities varies based upon FAM's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as each Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See "Risk Factors and Special Considerations -- Leverage."


     Each Fund intends to invest primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in intermediate-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of each Fund's total assets except during interim periods pending investment of the net proceeds from public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income that is subject to Federal income tax and New Jersey personal income taxes.

     Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that any Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

DESCRIPTION OF NEW JERSEY MUNICIPAL BONDS AND MUNICIPAL BONDS

     New Jersey Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public parks, mass commuting facilities, multi family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are New Jersey Municipal Bonds if the interest thereon is exempt from Federal income tax and exempt from New Jersey personal income tax, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered New Jersey Municipal Bonds or Municipal Bonds.

     The two principal classifications of New Jersey Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs". General obligation bonds (other than those of the State of New Jersey which has limited taxing powers) are typically secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. New Jersey Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Each Fund may purchase New Jersey Municipal Bonds and Municipal Bonds classified as PABs or IDBs. Interest received on certain PABs is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of the Fund's assets that may be invested in New Jersey Municipal Bonds and Municipal Bonds the interest on which is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax. See "Comparison of Funds -- Tax Rules Applicable to the Funds and their Stockholders."

     Also included within the general category of New Jersey Municipal Bonds and/or Municipal Bonds are certificates of participation ("COPs") executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

     Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of New Jersey Municipal Bonds and Municipal Bonds for investment by the Fund.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL BONDS


     Each Fund ordinarily will invest at least 80% of its total assets in New Jersey Municipal Bonds and, therefore, it is more susceptible to factors adversely affecting issuers of New Jersey Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New Jersey Municipal Bonds to this degree. FAM does not believe that current economic conditions in New Jersey will have a significant adverse effect on the Fund's ability to invest in high quality New Jersey Municipal Bonds. Currently, New Jersey's general obligation bonds are rated AA+ by S&P, Aa1 by Moody's and AA+ by Fitch. See Exhibit III -- "Economic and Other Conditions in New Jersey" and
Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper."

OTHER INVESTMENT POLICIES

     The Funds have adopted certain other policies as set forth below:

     Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

     When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell New Jersey Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

     Indexed and Inverse Floating Obligations. Each Fund may invest in New Jersey Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in New Jersey Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain New Jersey Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund's return on such New Jersey Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

     Call Rights. Each of the Funds may purchase a New Jersey Municipal Bond or Municipal Bond issuer's rights to call all or a portion of such New Jersey Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related New Jersey Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related New Jersey Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related New Jersey Municipal Bond or Municipal Bond is identical to holding a New Jersey Municipal Bond or Municipal Bond as a non-callable security.

     Repurchase Agreements. The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

     In general, for Federal and New Jersey income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

INFORMATION REGARDING OPTIONS AND FUTURES TRANSACTIONS

     Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the common stock, the net asset value of the common stock will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. In addition, because of the leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund has an obligation to enter into hedging transactions and each may choose not to do so.

     Certain Federal income tax requirements may limit a Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. In addition, in order to obtain ratings of the AMPS from one or more NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations. See "Rating Agency Guidelines" below.

     The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders.

     Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to New Jersey Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     Each Fund receives a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in New Jersey Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

     Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging New Jersey Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the New Jersey Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Over-The-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

     Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

     Risk Factors in Financial Futures Contracts and Options Thereon. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and New Jersey Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

     Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

     The volume of trading in the exchange markets with respect to New Jersey Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

     Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

     If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

     The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

INVESTMENT RESTRICTIONS

     The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common

Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. (For this purpose and under the Investment Company Act, for the Common Stock and AMPS voting together as a single class, "majority" means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock, but for the AMPS voting separately as a class, "majority" means more than 50% of the outstanding AMPS. Neither Fund may:


          1. Make investments for the purpose of exercising control or management.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

          3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Issue senior securities other than preferred stock or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of Common Stock or redeeming shares of preferred stock.

          5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the "Securities Act") in selling portfolio securities.

          6. Make loans to other persons, except that the Fund may purchase New Jersey Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

          7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New Jersey Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

          9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.


     For purposes of restriction (9), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.


     An additional investment restriction adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provide that neither Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For so long as shares of AMPS are rated by Moody's, neither Fund will change these additional investment restrictions unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

     FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

AMPS RATING AGENCY GUIDELINES

     Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their date of original issue of at least "aaa" from Moody's and AAA from S&P. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

     Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS. See "The Reorganization -- Risk Factors and Special Considerations -- Ratings Considerations."

     For so long as any shares of a Fund's AMPS are rated by Moody's or S&P, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

PORTFOLIO COMPOSITION

     There are small differences in concentration among the categories of issuers of the New Jersey Municipal Bonds and Municipal Bonds held in the portfolios of the Funds. For MuniYield, as of August 31, 1999, the highest concentration of New Jersey Municipal Bonds and Municipal Bonds was in Transportation, Hospitals/Healthcare and Education, accounting for 21%, 16%, and 14% of the Fund's portfolio, respectively, and for MuniVest, the highest concentration was in Hospitals/Healthcare, Water and Sewer Utilities, and Other Revenue Bonds, accounting for 27%, 13% and 12% of the Fund's portfolio, respectively.

     Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different, as a result of which there are certain differences in the composition of the two investment portfolios. The tables below set forth ratings information for the New Jersey Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

  MuniYield

     As of August 31, 1999, approximately 98% of the market value of MuniYield's portfolio was invested in long-term municipal obligations and approximately 2% of the market value of MuniYield's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of MuniYield's long-term municipal obligation investment portfolio as of August 31, 1999.

                NUMBER OF       VALUE
S&P*  MOODY'S*   ISSUES     (IN THOUSANDS)   PERCENT
----  --------  ---------   --------------   -------
AAA     Aaa        48          $110,375        60.0%
AA       Aa         9            38,920        21.1
 A       A          4            15,745         8.6
BBB     Baa         7            18,959        10.3
                   --          --------       -----
                   68          $183,999       100.0%
                   ==          ========       =====

---------------

* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper."


  MuniVest

     As of August 31, 1999, approximately 99% of the market value of MuniVest's portfolio was invested in long-term municipal obligations and approximately 1% of the market value of MuniVest's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of MuniVest's long-term municipal obligation investment portfolio as of August 31, 1999.

                NUMBER OF       VALUE
S&P*  MOODY'S*   ISSUES     (IN THOUSANDS)   PERCENT
----  --------  ---------   --------------   -------
AAA     Aaa        37          $ 80,659        74.2%
AA       Aa         6            12,961        12.0
BBB     Baa         4            10,894        10.0
BB       Ba         1             1,783         1.6
NR       NR         2             2,390         2.2
                   --          --------       -----
                   50          $108,687       100.0%
                   ==          ========       =====

---------------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper."

PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are the same for both MuniYield and MuniVest. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, MuniYield and MuniVest do not necessarily pay the lowest commission or spread available.

     Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

     Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

     MuniYield and MuniVest also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

     Periodic auctions are conducted for the MuniYield AMPS and MuniVest AMPS by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

PORTFOLIO TURNOVER

     Generally, neither Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each of the Funds for the periods indicated is set forth below:


              MUNIYIELD                               MUNIVEST
-------------------------------------   -------------------------------------
                          SIX MONTHS                              SIX MONTHS
                             ENDED                                   ENDED
YEAR ENDED   YEAR ENDED     5/31/99     YEAR ENDED   YEAR ENDED     4/30/99
 11/30/97     11/30/98    (UNAUDITED)    10/31/97     10/31/98    (UNAUDITED)
----------   ----------   -----------   ----------   ----------   -----------
  30.50%       46.83%        30.96%       39.77%       54.73%        26.42%


NET ASSET VALUE

     The net asset value per share of Common Stock of each Fund is determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

     The New Jersey Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New Jersey Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

     Each Fund determines and makes available for publication the net asset value of its Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

CAPITAL STOCK


     MuniYield and MuniVest each has outstanding both Common Stock and AMPS. MuniYield Common Stock and MuniVest Common Stock are traded on the NYSE. The shares of MuniYield Common Stock commenced trading on the NYSE on May 4, 1992. As of September 30, 1999, the net asset value per share of MuniYield Common Stock was $13.91 and the market price per share was $13.0625. The shares of MuniVest Common Stock commenced trading on the NYSE on April 30, 1993. As of September 30, 1999, the net asset value per share of MuniVest Common Stock was $13.08 and the market price per share was $12.125.


     Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with each respective Fund's offering of shares of AMPS, MuniYield reclassified 2,400 shares of unissued capital stock as AMPS and MuniVest reclassified 1,500 shares of unissued capital stock as AMPS.

  Common Stock

     Holders of each Fund's Common Stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See "Voting Rights" and "Liquidation Rights of Holders of AMPS" below. Holders of a Fund's Common Stock do not have preemptive or conversion rights and shares of a Fund's Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

     So long as any shares of a Fund's AMPS or any other preferred stock are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund's AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company
Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

  Preferred Stock

     MuniYield AMPS are structured identically to MuniVest AMPS. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. MuniYield AMPS and MuniVest AMPS both have liquidation preferences of $25,000 per share; neither Fund's AMPS are traded on any stock exchange or over-the-counter. Each Fund's AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

     Auctions generally have been held and will be held every seven days for the AMPS of each of the Funds, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each of the Funds as of a recent auction.


  AUCTION DATE      FUND     SERIES  DIVIDEND RATE
  ------------      ----     ------  -------------
October 27, 1999  MuniYield    A         3.40%
October 19, 1999  MuniVest     *         3.35%


---------------

* No series designation.


     Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund's preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund's AMPS equals its liquidation preference plus accumulated dividends per share.

  Redemption Provisions

     The redemption provisions pertaining to MuniYield AMPS are identical to those pertaining to MuniVest AMPS. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody's and S&P in connection with their issuance of ratings on the AMPS.

  Certain Provisions of the Charter

     Each Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

     In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

     - a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

     - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

     - a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund's shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

     In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

     The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

MANAGEMENT OF THE FUNDS


     Directors and Officers. The Board of Directors of MuniYield currently consists of seven persons, five of whom are not "interested persons," as defined in the Investment Company Act. The Board of Directors of MuniVest currently consists of eight persons, six of whom are not "interested persons" of MuniVest. Terry K. Glenn serves as a Director and President of both Funds, and Arthur Zeikel serves as a Director of both Funds. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. MuniYield and MuniVest have the same slate of officers.


     Theodore R. Jaeckel, Jr. serves as the portfolio manager for MuniYield and MuniVest. Mr. Jaeckel will continue to serve as the portfolio manager of the combined fund after the Reorganization. The portfolio manager is primarily responsible for the management of each Fund's portfolio.


     Management and Advisory Arrangements. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each of the Funds pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. The Asset Management Group of ML & Co. (which includes
FAM) acts as the investment adviser to more than 100 registered investment companies and offers services to individuals and institutional accounts. As of September 1999, the Asset Management Group had a total of approximately $514 billion in investment company and other portfolio assets under management (approximately $38.5 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of FAM. FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


     Each Fund's investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

     FAM provides the portfolio management for each of the Funds. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

     For the services provided by FAM under each Fund's investment advisory agreement, each Fund pays a monthly fee at an annual rate of .50 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

     Each Fund's investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

     Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund's Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or "interested persons," as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

CODE OF ETHICS

     The Board of Directors of each of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of FAM (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of FAM and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of FAM preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of FAM include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by FAM. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of each of the Funds within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

VOTING RIGHTS

     Voting rights are identical for the holders of shares of MuniYield Common Stock and the holders of shares of MuniVest Common Stock. Holders of each Fund's Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of the Fund's AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

     Voting rights of the holders of each Fund's AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund's AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund's stockholders and will vote together with the holders of shares of the Fund's Common Stock as a single class.



     The shares of each Fund's Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund's Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund's Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.


     In connection with the election of a Fund's Directors, holders of shares of a Fund's AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of shares of the Fund's Common Stock and shares of the Fund's AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund's AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of a Fund's preferred stock are entitled, together with the holders of shares of the Fund's AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund's AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.


     The affirmative vote of the holders of a majority of the outstanding shares of a Fund's AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a fund's investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act.


STOCKHOLDER INQUIRIES

     Stockholder inquiries with respect to MuniYield and MuniVest may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

DIVIDENDS AND DISTRIBUTIONS


     MuniYield's current policy with respect to dividends and distributions relating to shares of MuniYield Common Stock is identical to MuniVest's policy with respect to shares of MuniVest Common Stock. Each Fund intends to distribute all or a portion of its net investment income monthly to holders of a Fund's Common Stock. Monthly distributions to holders of a Fund's Common Stock normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund's AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Common Stock. As a result, the dividend paid by a Fund to holders of its Common Stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized long-term or short-term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund's Common Stock and AMPS. While any shares of a Fund's AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund's Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund's AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund's outstanding shares of AMPS. If a Fund's ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of a Fund's Common Stock. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders."


     Similarly, MuniYield's current policy with respect to dividends and distributions on shares of MuniYield AMPS is identical to MuniVest's current policy with respect to shares of MuniVest AMPS. The holders of shares of a Fund's AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund's shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends for each Fund's AMPS are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither of the Funds intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund's AMPS which may be in arrears.


     Dividends paid by each Fund, to the extent paid from tax-exempt income earned on New Jersey Municipal Bonds, are exempt from Federal income tax and New Jersey personal income taxes, subject to the possible application of a Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax and New Jersey personal income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. See "Tax Rules Applicable to the Funds and their Stockholders" below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund's AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund's AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.


     For information concerning the manner in which dividends and distributions to holders of each Fund's Common Stock may be reinvested automatically in shares of the Fund's Common Stock, see "Automatic Dividend Reinvestment Plan" below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

     If MuniYield or MuniVest, as the case may be, retroactively allocates any net capital gains or other income subject to regular Federal income tax and New Jersey personal income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to each Fund's Automatic Dividend Reinvestment Plan (each, a "Plan"), unless a holder of a Fund's Common Stock elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of each Fund's Common Stock. The Bank of New York will remain the Plan Agent following the Reorganization. Holders of a Fund's Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund's Common Stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund's Common Stock from the Fund ("newly-issued shares") or (ii) by purchase of outstanding shares of the Fund's Common Stock on the open market ("open-market purchases"), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund's Common Stock is equal to or less than the market price per share of the Fund's Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund's Common Stock to be credited to the participant's account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund's Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price (plus commissions) of a Fund's shares of Common Stock is higher than net asset value, participants in the Plan receive shares of the Fund's Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is less than net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders" for a discussion of the tax consequences of the Plan.

     Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

     After the Reorganization, a holder of shares of MuniVest who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. However, if a stockholder owns shares in both MuniVest and MuniYield, after the Reorganization, the stockholder's election with respect to the dividends of MuniYield will control unless the stockholder specifically elects a different option at that time. All correspondence should be directed to the Plan Agent, The Bank of New York, at 101 Barclay Street, New York, New York 10286.

MUTUAL FUND INVESTMENT OPTION

     A holder of MuniYield Common Stock or MuniVest Common Stock, who purchased his or her shares through Merrill Lynch in the Fund's initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class A shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of MuniVest Common Stock who qualifies for this option will have the same option with respect to the shares of MuniYield Common Stock received in the Reorganization.

LIQUIDATION RIGHTS OF HOLDERS OF AMPS

     Upon any liquidation, dissolution or winding up of MuniYield or MuniVest, whether voluntary or involuntary, the holders of shares of the Fund's AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund's Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund's AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

TAX RULES APPLICABLE TO THE FUNDS AND THEIR STOCKHOLDERS

     The tax consequences of investing in shares of Common Stock or AMPS of each of the Funds are identical. MuniYield and MuniVest have elected and qualified for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. MuniYield intends to continue to distribute substantially all of its income following the Reorganization. Under present New Jersey law, a RIC, such as each Fund, pays a flat tax of $250 per year. Each Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

     Each Fund is qualified to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund's stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds from an issue of "industrial development bonds" or "private activity bonds," if any, held by a Fund.

     The portion of exempt-interest dividends properly identified in a year-end statement as directly attributable to interest on New Jersey Municipal Bonds and the portion of distributions attributable to gains from New Jersey Municipal Bonds ("New Jersey exempt-interest dividends") also will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, each Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey Municipal Bonds at the close of each quarter of the tax year (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the Fund's investments. Each Fund intends to comply with this requirement so as to enable it to pass through interest exempt from both Federal income tax and New Jersey personal income tax. In the event a Fund does not so comply, distributions by that Fund may be taxable to stockholders for New Jersey personal income tax purposes. However, regardless of whether the Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Stockholders subject to income taxation by states other than New Jersey will realize a lower after-tax rate of return than New Jersey stockholders since the dividends distributed by a Fund will generally not be exempt, to any significant degree, from income taxation by such other states. Each Fund will inform stockholders annually as to the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from New Jersey personal income tax. To the extent attributable to exempt-interest dividends, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes and is not deductible for New Jersey personal income tax purposes.

     Exempt-interest dividends and gains paid to a corporate stockholder will be subject to New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax. Accordingly, investors in each Fund, including, in particular, corporate investors that may be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisors with respect to the application of such taxes to an investment in each Fund, to the receipt of Fund dividends and as to their New Jersey tax situation in general.


     On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

     The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each of MuniYield and MuniVest, as well as the Series B AMPS to be issued by MuniYield, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP, counsel to both Funds, the shares of each Fund's currently outstanding AMPS constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the
Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

     To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

     All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of exempt-interest dividends received by the stockholder. In addition, such loss is disallowed to the extent of any capital gain dividends received by the stockholder. Distributions in excess of a Fund's earnings and profits first will reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

     The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class' proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. After the Reorganization, MuniYield will, likewise, so designate distributions with respect to its Common Stock and its AMPS, Series A and B. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund's AMPS (the "taxable distribution") depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

     In the opinion of Brown & Wood LLP, counsel to both Funds, under current law the manner in which each Fund allocates, and MuniYield will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of Common Stock and outstanding AMPS (including for MuniYield, Series A AMPS and the newly issued Series B AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund's calculation of each class' allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund's method for allocating tax-exempt income, net capital gains and other taxable income among shares of Common Stock and the series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate a Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to such stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund's allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

     The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. "Private activity bonds" are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such "private activity bonds" and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings" which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.


     MuniVest may invest in high yield securities and both Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities or nontraditional instruments could be recharacterized as taxable ordinary income.


     If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax and New Jersey personal income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.


     As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that MuniYield currently contemplates issuing may raise a question as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by MuniYield will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Stock and the AMPS would not be exempt from Federal income taxes. Additionally, the Funds would be subject to a Federal alternative minimum tax.


     Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and MuniYield intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

     The value of shares acquired pursuant to a Fund's dividend reinvestment plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the Fund's dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

     Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

     Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of a Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and New Jersey personal income and corporation business (franchise) tax and the corporation income tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the New Jersey personal income tax, corporation business (franchise) tax and the corporation income tax laws. The Code and the Treasury Regulations, as well as the New Jersey personal income tax, corporation business (franchise) tax and the corporation income tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

                      AGREEMENT AND PLAN OF REORGANIZATION

GENERAL


     Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
II), MuniYield will acquire substantially all of the assets, and will assume substantially all of the liabilities, of MuniVest, in exchange solely for shares of an equal aggregate value of MuniYield Common Stock and MuniYield Series B AMPS to be issued by MuniYield. The number of shares of MuniYield Common Stock issued to MuniVest will have an aggregate net asset value equal to the aggregate net asset value of the shares of Common Stock of MuniVest (except that cash will be paid in lieu of fractional shares of MuniYield Common Stock), and the number of shares of MuniYield Series B AMPS issued to MuniVest will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the MuniVest AMPS. Upon receipt by MuniVest of such shares, MuniVest will (i) distribute the shares of MuniYield Common Stock to the holders of MuniVest Common Stock in exchange for their shares of Common Stock in MuniVest and (ii) distribute the shares of MuniYield Series B AMPS to the holders of MuniVest AMPS, in exchange for their shares of AMPS in MuniVest. MuniYield will file Articles Supplementary establishing the powers, rights and preferences of the MuniYield Series B AMPS with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the "Exchange Date"), MuniVest will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Fund, and will dissolve.


     MuniVest will distribute the shares of MuniYield Common Stock and the shares of MuniYield Series B AMPS received by it pro rata to its holders of record of MuniVest Common Stock and MuniVest AMPS, as applicable, in exchange for such stockholders' shares in MuniVest. Such distribution would be accomplished by opening new accounts on the books of MuniYield in the names of the common and preferred stockholders of MuniVest and transferring to those stockholder accounts the MuniYield Common Stock or MuniYield Series B AMPS previously credited on those books to the account of MuniVest. Each newly-opened account on the books of MuniYield for the previous holders of MuniVest Common Stock would represent the respective pro rata number of shares of MuniYield Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of MuniYield Common Stock will be issued. In lieu thereof, MuniYield's transfer agent, The Bank of New York, will aggregate all fractional shares of MuniYield Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the MuniVest Common Stock certificates. Similarly, each newly-opened account on the books of MuniYield for the previous holders of MuniVest AMPS would represent the respective pro rata number of shares of MuniYield Series B AMPS due such holder of MuniVest AMPS. See "Surrender and Exchange of Stock Certificates" below for a description of the procedures to be followed by the stockholders of MuniVest to obtain their MuniYield Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in "street name" by the Depository Trust Company, all transfers are accomplished by book entry and no surrender of share certificates representing AMPS is necessary.


     Accordingly, as a result of the Reorganization, every holder of MuniVest Common Stock would own shares of MuniYield Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder's MuniVest Common Stock immediately prior to the Exchange Date. Since the MuniYield Common Stock would be issued at net asset value and the shares of MuniVest Common Stock would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of neither Fund will be diluted as a result of the Reorganization. Similarly, since the MuniYield Series B AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the MuniVest AMPS, holders of AMPS of neither Fund will be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the constituent Funds.


PROCEDURE


     At meetings of the Board of Directors of each of the Funds, the Board of Directors of each Fund, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, of the applicable Fund, approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan of Reorganization to the stockholders of each of the Funds for approval. The Board of Directors of MuniYield voted unanimously to approve the Reorganization. The Board of Directors of MuniVest approved the Reorganization by a vote of all the Directors present at the meeting, representing more than two-thirds of the total number of Directors.


     Also, the Board of Directors of MuniYield approved the filing of Articles Supplementary establishing the powers, rights and preferences of the MuniYield Series B AMPS in order that they may be distributed to holders of MuniVest AMPS.

     As a result of such Board approvals, the Funds have jointly filed this proxy statement with the SEC soliciting a vote of the stockholders of each of the Funds to approve the Reorganization. The costs of such solicitation are to be paid by MuniYield after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. It is anticipated that special meetings of stockholders of the Funds will be held on December 15, 1999. If the stockholders of both Funds approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time favorable private letter rulings from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect.

     THE BOARDS OF DIRECTORS OF MUNIYIELD AND MUNIVEST RECOMMEND THAT THE STOCKHOLDERS OF THE RESPECTIVE FUNDS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit II.

     Valuation of Assets and Liabilities. The respective assets of each of the Funds will be valued on the business day prior to the Exchange Date (the "Valuation Date"). The valuation procedures are the same for both Funds: net asset value per share of the Common Stock of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

     The New Jersey Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New Jersey Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

     Distribution of MuniYield Common Stock and MuniYield Series B AMPS. On the Exchange Date, MuniYield will issue to MuniVest a number of shares of MuniYield Common Stock the aggregate net asset value of which will equal the respective aggregate net asset value of shares of MuniVest Common Stock on the Valuation Date. Each holder of MuniVest Common Stock will receive the number of shares of MuniYield Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of the MuniVest Common Stock.

     On the Exchange Date, MuniYield also will issue to MuniVest a number of shares of MuniYield Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of MuniVest AMPS on the Valuation Date. Each holder of MuniVest AMPS will receive the number of shares of MuniYield Series B AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the MuniVest AMPS. No sales charge or fee of any kind will be charged to stockholders of MuniVest in connection with their receipt of MuniYield Common Stock or MuniYield Series B AMPS in the Reorganization. It is anticipated that the auction for MuniYield Series B AMPS will be held on Tuesday, the same day as the auction for the MuniVest Series A AMPS. The auction procedures for all of the AMPS are similar. As a result of the Reorganization, the last dividend period for the MuniVest AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

     Expenses. MuniYield shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, accounting fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the combined fund so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. Both Funds shall pay any expenses of their stockholders arising out of or in connection with the Reorganization.


     Required Approvals. Under Articles of Incorporation of each Fund (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the AMPS of each Fund), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Common Stock and AMPS, voting together as a single class, and more than 50% of the AMPS, voting separately as a single class. Because of the requirement that the Agreement and Plan of Reorganization be approved by the stockholders of both Funds, the Reorganization will not take place if the stockholders of either Fund do not approve the Agreement and Plan of Reorganization.


     Deregistration and Dissolution. Following the transfer of the assets and liabilities of MuniVest and the distribution of shares of MuniYield Common Stock and MuniYield Series B AMPS to stockholders of MuniVest, in accordance with the foregoing, MuniVest will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and

Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each of the Funds, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

     Postponement, Termination. Under the Agreement and Plan of Reorganization, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either
Fund) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of both Funds or (ii) by the Board of Directors of either Fund if any condition to that Fund's obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO COMMON STOCKHOLDERS OF THE FUNDS AS A RESULT OF THE REORGANIZATION

     In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share of Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the combined fund. With respect to MuniVest, following the Reorganization its stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of MuniVest. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios of New Jersey Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of New Jersey Municipal Bonds and Municipal Bonds. The Boards also considered the relative tax positions of the Funds' portfolios. Based on these factors, the Boards concluded that the Reorganization will potentially benefit the stockholders of each Fund in that it
(i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs).


     The surviving fund that would result from the Reorganization would have a larger asset base than either of the Funds has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger combined fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common stockholders of the combined fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the combined fund. To illustrate the potential economies of scale, the table below shows the total annualized operating expense ratio of each Fund and pro forma MuniYield based on net assets both excluding and including assets attributable to AMPS as of June 30, 1999:



                                                TOTAL ANNUALIZED
                                                   OPERATING              NET          TOTAL ANNUALIZED          NET
                                                 EXPENSE RATIO,    ASSETS, EXCLUDING      OPERATING       ASSETS, INCLUDING
                                                   EXCLUDING             AMPS           EXPENSE RATIO,          AMPS
                     FUND                             AMPS           (IN MILLIONS)      INCLUDING AMPS      (IN MILLIONS)
                     ----                       ----------------   -----------------   ----------------   -----------------
MuniYield.....................................       1.05%              $133.1              0.72%              $193.1
MuniVest......................................       1.23%              $ 76.1              0.82%              $113.6
Pro Forma MuniYield(1)........................       1.01%              $209.2              0.69%              $306.7


---------------
(1) Assumes Reorganization had taken place on June 30, 1999.

     Management projections estimate that MuniYield will have net assets in excess of $306.7 million including assets attributable to AMPS upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, MuniYield should be able to purchase larger amounts of New Jersey Municipal Bonds and Municipal Bonds at more favorable prices than either of the Funds separately and, with this greater purchasing power, request improvements in the terms of the New Jersey Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

     Based on the foregoing, each Fund's Board concluded that the Reorganization is in the best interests of that Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.


     In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of the combined fund after the Reorganization of approximately $.02 as a result of the estimated costs of the Reorganization, management of each Fund advised its Board that it expects that such costs would be recovered within approximately six months to 3 1/2 years after the Exchange Date due to a decrease in the operating expense ratio.


     It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

SURRENDER AND EXCHANGE OF STOCK CERTIFICATES


     After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of MuniVest Common Stock will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of MuniYield Common Stock distributable with respect to such holder's shares of MuniVest Common Stock, together with cash in lieu of any fractional shares of MuniYield Common Stock. Promptly after the Exchange Date, the transfer agent for the MuniYield Common Stock will mail to each holder of certificates formerly representing shares of MuniVest Common Stock a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of MuniYield Common Stock, and cash in lieu of any fractional shares of MuniYield Common Stock.


     Shares of AMPS are held in "street name" by the Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.


IF PRIOR TO THE REORGANIZATION YOU HELD:            AFTER THE REORGANIZATION, YOU WILL HOLD:
----------------------------------------            ----------------------------------------
MuniYield Common Stock                              MuniYield Common Stock
MuniYield Series A AMPS                             MuniYield Series A AMPS
MuniVest Common Stock                               MuniYield Common Stock
MuniVest AMPS                                       MuniYield Series B AMPS


     PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, COMMON STOCKHOLDERS OF MUNIVEST WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR MUNIYIELD STOCK CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL SHARES.


     From and after the Exchange Date, certificates formerly representing shares of MuniVest Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of MuniYield Common Stock distributable with respect to the shares of MuniVest held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of MuniVest Common Stock as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of MuniYield Common Stock, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of MuniVest, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.



     From and after the Exchange Date, there will be no transfers on the stock transfer books of MuniVest. If, after the Exchange Date, certificates representing shares of MuniVest Common Stock are presented to MuniYield, they will be canceled and exchanged for certificates representing MuniYield Common Stock, and cash in lieu of fractional shares of MuniYield Common Stock, if any, distributable with respect to such MuniVest Common Stock in the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and MuniYield intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by MuniVest for MuniYield stock, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and MuniVest and MuniYield will be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to MuniVest as a result of the Reorganization or on the distribution of MuniYield Common Stock and MuniYield Series B AMPS to the stockholders of MuniVest under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of MuniVest on the receipt of MuniYield Common Stock and MuniYield Series B AMPS in exchange for their corresponding shares of MuniVest Common Stock or MuniVest AMPS (except to the extent that common stockholders receive cash representing an interest in fractional shares of MuniYield in the Reorganization); (v) in accordance with
Section 362(b) of the Code, the tax basis of the assets of MuniVest in the hands of MuniYield will be the same as the tax basis of such assets in the hands of MuniVest immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the MuniYield Common Stock or MuniYield Series B AMPS received by the stockholders of MuniVest in the Reorganization will be equal to the tax basis of the MuniVest Common Stock or MuniVest AMPS surrendered in exchange;
(vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the MuniYield Common Stock and MuniYield Series B AMPS will be determined by including the period for which such stockholder held the MuniVest Common Stock or MuniVest AMPS exchanged therefor, provided that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield's holding period with respect to MuniVest assets transferred will include the period for which such assets were held by MuniVest; (ix) the payment of cash to common stockholders of MuniVest in lieu of fractional shares of MuniYield Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder's basis allocable to the MuniYield fractional shares; and (x) the taxable year of MuniVest will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield will succeed to and take into account certain tax attributes of MuniVest, such as earnings and profits, capital loss carryovers and method of accounting.


     As noted in the discussion under "Comparison of the Funds -- Tax Rules Applicable to the Funds and Their Stockholders," a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution only will be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of MuniYield Series B AMPS pursuant to the Reorganization in addition to the already existing MuniYield Series A AMPS will not cause distributions on any series of MuniYield AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, MuniYield could lose the special tax treatment afforded RICs. In this case, dividends on the shares of MuniYield Common Stock and AMPS would not be exempt from Federal income tax. Additionally, MuniYield would be subject to the alternative minimum tax and might be subject to the New Jersey corporation business (franchise) tax.


     Under Section 381(a) of the Code, MuniYield will succeed to and take into account certain tax attributes of MuniVest, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to MuniYield.

     Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Regulated Investment Company Status. The Funds have elected and qualified for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization MuniYield intends to continue to so qualify.

CAPITALIZATION


     The following table sets forth as of May 31, 1999 (i) the capitalization of MuniYield, (ii) the capitalization of MuniVest and (iii) the capitalization of pro forma MuniYield as adjusted to give effect to the Reorganization.


              PRO FORMA CAPITALIZATION OF MUNIYIELD AND MUNIVEST,

             AND PRO FORMA MUNIYIELD AS OF MAY 31, 1999 (UNAUDITED)



                                                                                             PRO FORMA
                                                                               PRO FORMA    MUNIYIELD AS
                                                  MUNIYIELD      MUNIVEST     ADJUSTMENT    ADJUSTED(A)
                                                 ------------   -----------   -----------   ------------
Net Assets:
Net Assets Attributable to Common Stock........  $137,311,095   $78,864,224   $(2,179,284)  $213,996,038
  Net Assets Attributable to AMPS..............  $ 60,000,000   $37,500,000            --   $ 97,500,000
Shares Outstanding:
  Common Stock.................................     9,100,783     5,519,681      (274,345)    14,346,119(b)
  AMPS
     Series A..................................         2,400         1,500(d)      (1,500)        2,400
     Series B..................................           N/A           N/A         1,500          1,500(b)
Net Asset Value Per Share:
  Common Stock.................................  $      15.09   $     14.29            --   $      14.92(c)
  AMPS.........................................  $     25,000   $    25,000            --   $     25,000


---------------

(a) The adjusted balances are presented as if the Reorganization had been consummated on May 31, 1999 and are for informational purposes only. Assumes distribution of undistributed net investment income, undistributed realized capital gains and accrual of estimated Reorganization expenses of $290,000. No assurance can be given as to how many shares of MuniYield Common Stock that stockholders of MuniVest will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of MuniYield Common Stock that actually will be received on or after such date.



(b) Assumes the issuance of 5,245,336 shares of MuniYield Common Stock and one newly-created series of AMPS of MuniYield consisting of 1,500 Series B shares in exchange for the net assets of MuniVest. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions, on May 31, 1999.



(c) Net Asset Value Per Share of Common Stock net of Reorganization-related expenses and distribution of undistributed net investment income of $1,329,756 for MuniYield and $515,272 for MuniVest and undistributed realized capital gains of $44,256 for MuniYield.



(d) MuniVest currently has one series of AMPS outstanding, with no series designation.


                  INFORMATION CONCERNING THE SPECIAL MEETINGS

DATE, TIME AND PLACE OF MEETINGS

     The Meetings will be held on December 15, 1999 at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Exhibit I.

SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the Meeting. Although mere attendance at the Meetings will not revoke a proxy, a stockholder present at the Meetings may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the Agreement and Plan of Reorganization. It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of Common Stock or AMPS of either Fund at the close of business on the Record Date are entitled to vote at the Meetings or any adjournment thereof. At the close of business on the Record Date, the Funds had the number of shares outstanding indicated in Exhibit I.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the knowledge of the Funds, at the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock or AMPS of either Fund.


     As of the Record Date, the Directors and officers of MuniYield as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of MuniYield Common Stock and owned no MuniYield AMPS.



     As of the Record Date, the Directors and officers of MuniVest as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of MuniVest Common Stock and owned no MuniVest AMPS.


     On the Record Date, Mr. Glenn, a Director and an officer of each of the Funds, Mr. Zeikel, a Director of each of the Funds, and the other Directors and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE


     For purposes of this Proxy Statement and Prospectus, each share of Common Stock and AMPS of each of the Funds is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the approval of each Fund. With respect to each Fund, approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing (i) a majority of the outstanding shares of the Fund's Common Stock and AMPS, voting together as a single class, and (ii) a majority of the outstanding shares of the Fund's AMPS, voting separately as a single class.


     For purposes of each Meeting, a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable Fund's stockholders is not present, or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund's stockholders.


APPRAISAL RIGHTS



     Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as MuniVest, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the common stockholders of MuniVest will be bound by the terms of the Reorganization, if approved at the Meetings. However, any common stockholder of MuniVest may sell his or her shares of MuniVest Common Stock at any time on the NYSE. Conversely, since the AMPS are not traded publicly on a national securities exchange, holders of AMPS issued by MuniVest will be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of MuniVest, neither holders of MuniYield Common Stock nor holders of MuniYield AMPS are entitled to appraisal rights under Maryland law.

     Under Maryland law, a holder of MuniVest AMPS desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with MuniVest a written objection to the Reorganization at or before the Meeting, (ii) must not vote in favor of the Reorganization (although a vote against the Reorganization is not required), and (iii) must make written demand on MuniYield for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Reorganization. MuniYield is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record. A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting. A demand for payment of fair market value may not be withdrawn, except upon the consent of MuniYield. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.


                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by MuniYield, the surviving fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the holders of MuniYield Common Stock and MuniVest Common Stock. If the Reorganization is not approved, these expenses will be allocated between the Funds according to the net asset value of the Common Stock of each Fund on the Meeting date.

     The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each of the Funds and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.


     In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each of the Funds has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by each of the Funds of approximately $7,500, plus out-of-pocket expenses.


     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Meetings. With respect to shares of Common Stock of each Fund, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization. Shares of AMPS held in "street name," however, may be voted without instructions under certain conditions by broker-dealer firms with respect to the Reorganization and counted for purposes of establishing a quorum if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the AMPS outstanding have voted on the Reorganization, (ii) less than 10% of the AMPS outstanding have voted against the Reorganization and (iii) holders of Common Stock have voted to approve the Reorganization. In such instances, the broker-dealer firm will vote those shares of AMPS on Item 1 in the same proportion as the votes cast by all holders of AMPS who voted on the Reorganization. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will have the same effect as a vote against the Reorganization.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto which MuniYield has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.


     The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC:
Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning the Funds can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.


YEAR 2000 ISSUES

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Funds could be adversely affected if the computer systems used by FAM or other Fund service providers do not properly address this problem before January 1, 2000. FAM expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told FAM that they also expect to resolve the Year 2000 Problem, and FAM will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Funds could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Funds invest, and this could hurt the Funds' investment returns.

                                   CUSTODIAN

     The Bank of New York acts as the custodian for cash and securities for both MuniYield and MuniVest. The principal business address of The Bank of New York in such capacity is 90 Washington Street, New York, New York 10286.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Bank of New York serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of MuniYield and MuniVest, pursuant to separate registrar, transfer agency and service agreements with each of the Funds. The Bank of New York also serves as the transfer agent, registrar and auction agent to MuniYield and MuniVest, in connection with their respective AMPS. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

                               LEGAL PROCEEDINGS


     There are no material legal proceedings to which either Fund is a party.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for the Funds by Brown & Wood LLP, New York, New York.

                                    EXPERTS


     The financial statements for the fiscal year ended November 30, 1998 and the financial highlights for each of the years in the six-year period then ended and for the period May 1, 1992 to November 30, 1992 of MuniYield included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP

("D&T"), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is 117 Campus Drive, Princeton, New Jersey 08540. D&T will serve as the independent auditors for the combined fund after the Reorganization.



     Ernst & Young LLP, independent auditors, have audited the financial statements and financial highlights of MuniVest as of October 31, 1998, as set forth in their report which appears in this Proxy Statement and Prospectus. The financial statements and financial highlights of MuniVest are included in reliance upon their report, given on their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830.



                                      By Order of the Boards of Directors


                                      ALICE A. PELLEGRINO
                                      Secretary of MuniYield New Jersey Fund,
                                      Inc., and MuniVest New Jersey Fund, Inc.

                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
Audited Financial Statements for MuniYield New Jersey Fund,
Inc. for the Fiscal Year Ended November 30, 1998............   F-2
Unaudited Financial Statements for MuniYield New Jersey
  Fund, Inc. for the Six-Month Period Ended May 31, 1999....  F-13
Audited Financial Statements for MuniVest New Jersey Fund,
  Inc. for the Fiscal Year Ended October 31, 1998...........  F-23
Unaudited Financial Statements for MuniVest New Jersey Fund,
  Inc. for the Six-Month Period Ended April 30, 1999........  F-33
Unaudited Financial Statements for Pro Forma MuniYield, as
  of May 31, 1999...........................................  F-42

                        AUDITED FINANCIAL STATEMENTS FOR
                        MUNIYIELD NEW JERSEY FUND, INC.
                  FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc., as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP


Princeton, New Jersey
January 8, 1999

MuniYield New Jersey Fund, Inc.                                November 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                               Issue                                           (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
New
Jersey
--98.4%
----------------------------------------------------------------------------------------------------------------------------------
AA        A1        $ 2,000    Bernards Township, New Jersey, School District, GO, UT, 5.30% due 1/01/2019                $  2,052
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,100    Camden County, New Jersey, Municipal Utilities Authority, Sewer Revenue
                               Refunding Bonds, County Agreement, 5.25% due 7/15/2017 (b)                                    1,140
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                               Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)       2,314
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue Bonds,
                               Series A, 5.25% due 10/01/2015 (c)                                                            2,587
----------------------------------------------------------------------------------------------------------------------------------
                               East Orange, New Jersey, Board of Education, COP, Capital Appreciation (c):
AAA       Aaa         1,420      5.30%** due 8/01/2016                                                                         602
AAA       Aaa         1,000      5.34%** due 2/01/2019                                                                         369
AAA       Aaa         2,845      5.202%** due 8/01/2026                                                                        712
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           750    Essex County, New Jersey, Improvement Authority, Parking Facility Revenue Refunding
                               Bonds, 5% due 10/01/2022 (a)                                                                    754
----------------------------------------------------------------------------------------------------------------------------------
AA        Aa2         1,000    Gloucester County, New Jersey, Industrial Pollution Control Financing Authority, Revenue
                               Refunding Bonds (Mobil Oil Refining Corp. Project), 5.625% due 12/01/2028                     1,047
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,880    Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60%
                               due 12/01/2021 (d)                                                                            5,321
----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         5,000    Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Bonds,
                               Residual Certificates, RIB, Series 34, 6.965% due 10/01/2024 (b)(e)                           5,431
----------------------------------------------------------------------------------------------------------------------------------
AA        Aa3         3,200    Jersey City, New Jersey, School, GO, UT, 6.65% due 2/15/2002 (g)                              3,537
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,825    Lacey Municipal Utilities Authority, New Jersey, Water Revenue Refunding Bonds,
                               5.20% due 12/01/2024 (d)                                                                      2,892
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,120    Metuchen, New Jersey, School District, GO, UT, 5.20% due 9/15/2022 (b)                        1,143
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,750    Middlesex County, New Jersey, COP, 4.85% due 6/15/2028 (d)                                    1,734
----------------------------------------------------------------------------------------------------------------------------------
NR*       VMIG1+        100    Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                               Government Loan Program), ACES, 2.65% due 8/01/2016 (f)                                         100
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,710    North Jersey District Water Supply Revenue Refunding Bonds (Wanaque North Project),
                               Series B, 6.50% due 11/15/2011 (d)                                                            1,863
----------------------------------------------------------------------------------------------------------------------------------
BBB-      NR*         2,000    New Jersey EDA, Economic Development Revenue Refunding Bonds (United
                               Methodist Homes), 5.125% due 7/01/2018                                                        1,922
----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey EDA, First Mortgage Revenue Refunding Bonds, Series A:
A         NR*         1,000      (Cadbury Corp Project), 5.50% due 7/01/2018                                                 1,018
BBB-      NR*         1,250      (Fellowship Village), 5.50% due 1/01/2018                                                   1,225
BBB-      NR*         3,000      (Fellowship Village), 5.50% due 1/01/2025                                                   2,931
----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corporation),
                               Series A, 6.35% due 10/01/2022 (a)                                                            5,616
----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey EDA, Revenue Bonds, Capital Appreciation (Saint Barnabas Project) (d):
NR*       Aaa         4,000      5.55%** due 7/01/2017                                                                       1,609
NR*       Aaa         5,435      5.47%** due 7/01/2018                                                                       2,070
NR*       Aaa         6,000      5.19%** due 7/01/2019                                                                       2,166
NR*       Aaa         1,000      Series A, 5.18%** due 7/01/2023                                                               293
NR*       Aaa         4,350      Series A, 5.23%** due 7/01/2025                                                             1,150
----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey EDA, Revenue Refunding Bonds:
NR*       NR*         2,000      (Educational Testing Service), Series A, 4.75% due 5/15/2018 (d)                            1,965
AAA       Aaa         2,500      (RJW Health Care Corporation), 6.50% due 7/01/2024 (c)                                      2,810
----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                November 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                               Issue                                            (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aa1       $10,750    New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Garden State Paper
                               Company), AMT, 7.125% due 4/01/2022                                                         $ 11,853
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey EDA, Water Facilities Revenue Bonds (b):
AAA       Aaa         2,000      (American Water Company Inc. Project), AMT, 6% due 5/01/2036                                 2,184
AAA       Aaa         2,500      RITR, Series 34, 6.92% due 5/01/2032 (e)                                                     2,648
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,555    New Jersey Health Care Facilities Financing Authority Revenue Bonds (Virtual
                               Health Issue), 4.50% due 7/01/2028 (c)                                                         1,445
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
A-        A3          6,060      (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                                6,690
A-        Baa1        3,000      (Capital Health System Obligation Group), 5.25% due 7/01/2027                                2,987
BBB       NR*         2,000      (Christian Health Care Center), Series A, 5.25% due 7/01/2013                                2,010
AAA       Aaa         1,000      (Community Medical Center/Kimball), 5.25% due 7/01/2011 (c)                                  1,055
AAA       Aaa         1,000      (Community Medical Center/Kimball), 5.25% due 7/01/2012 (c)                                  1,048
AAA       Aaa         2,135      (Community Medical Center/Kimball), 5.25% due 7/01/2013 (c)                                  2,221
BBB+      NR*         3,500      (Holy Name Hospital), 6% due 7/01/2025                                                       3,686
BBB       Baa2        3,300      (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020                                3,492
-----------------------------------------------------------------------------------------------------------------------------------
A+        Aa2         7,820    New Jersey Sports and Exposition Authority (State Contract), Series A, 6.50% due 3/01/2019     8,558
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Educational Facilities Authority, Higher Educational Revenue Bonds (g):
BBB       Baa3        3,355      (Saint Peter's College), Series B, 6.80% due 7/01/2002                                       3,750
BBB       Baa3        3,600      (Saint Peter's College), Series B, 6.85% due 7/01/2002                                       4,030
BBB+      A3          6,250      (Drew University), Series E, 6.25% due 7/01/2002                                             6,863
AAA       Aaa         4,935      (Princeton University), Series C, 6.375% due 7/01/2002                                       5,457
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aaa         2,310    New Jersey State Educational Facilities Authority, Revenue Bonds (Institute for
                               Advanced Study), Series G, 5% due 7/01/2028                                                    2,327
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
AAA       Aaa         2,240      (Seton Hall University Project), 5.25% due 7/01/2013 (a)(h)                                  2,350
A         A3          6,030      (Stevens Institute of Technology), Series A, 6.80% due 7/01/2002 (g)                         6,740
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aa1         2,105    New Jersey State, GO, AMT, 7.05% due 7/15/2015                                                 2,454
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         5,000    New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds,
                               RIB, Series 18, 6.665% due 6/01/2017 (a)(e)                                                    5,086
-----------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                               AMT (d):
AAA       Aaa         3,640      Series M, 7% due 10/01/2026                                                                  3,985
AAA       Aaa         1,940      Series U, 5.55% due 10/01/2011                                                               2,050
AAA       Aaa         3,335      Series U, 5.60% due 10/01/2012                                                               3,523
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)                            2,322
-----------------------------------------------------------------------------------------------------------------------------------
                               North Brunswick Township, New Jersey, GO, UT (g):
NR*       A1          1,190      6.50% due 5/15/2002                                                                          1,310
NR*       A1          1,400      6.50% due 5/15/2003                                                                          1,541
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         6,230    Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Refunding Bonds,
                               Series A, 6.40% due 12/15/2002 (b)(g)                                                          6,958
-----------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-       A1          2,465      67th Series, 6.90% due 7/01/2011                                                             2,579
AA-       A1          1,000      69th Series, 7.125% due 6/01/2025                                                            1,060
AA-       A1          1,000      93rd Series, 6.125% due 6/01/2094                                                            1,172
AAA       Aaa         3,750      104th Series, 4.75% due 1/15/2026 (a)                                                        3,639
AAA       Aaa         2,000      116th Series, 4.25% due 10/01/2026 (b)                                                       1,798
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                November 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                               Issue                                            (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 4,325    Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.885%
                               due 1/15/2017 (c)(e)                                                                         $ 5,045
-----------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Special Obligation Revenue Bonds:
AAA       Aaa         2,500      (JFK International Air Terminal Project), AMT, Series 6, 4th Installment, 5.75%
                                 due 12/01/2025 (d)                                                                           2,649
A1+       VMIG1+      1,400      Refunding (Versatile Structure Obligation), VRDN, Series 2, 3.25% due 5/01/2019 (f)          1,400
A1+       VMIG1+        900      Refunding (Versatile Structure Obligation), VRDN, Series 3, 3.35% due 6/01/2020 (f)            900
-----------------------------------------------------------------------------------------------------------------------------------
AA        A1          2,275    Rutgers State University, New Jersey, Refunding (State University of New Jersey)
                               Series A, 6.50% due 5/01/2018                                                                  2,483
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aaa           760    Union County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                               (County Guaranteed Lease), 5.30% due 11/15/2006                                                  825
-----------------------------------------------------------------------------------------------------------------------------------
A1+       P1            400    Union County, New Jersey, Industrial Pollution Control Financing Authority, PCR,
                               Refunding (Exxon Project), VRDN, 2.90% due 10/01/2024 (f)                                        400
-----------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         3,440    Union County, New Jersey, Utilities Authority, RITR, Series 38, 6.92% due 6/01/2020 (a)(e)     3,676
-----------------------------------------------------------------------------------------------------------------------------------
AA-       A3          3,100    University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series E,
                               6.50% due 12/01/2001 (g)                                                                       3,405
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,400    Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Revenue
                               Bonds, Series A, 5% due 7/01/2028 (a)                                                          1,402
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$187,560)--99.1%                                                                                   201,429

Other Assets Less Liabilities--0.9%                                                                                           1,830
                                                                                                                           --------
Net Assets--100.0%                                                                                                         $203,259
                                                                                                                           ========
-----------------------------------------------------------------------------------------------------------------------------------

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FSA Insured.
      (d)   MBIA Insured.
      (e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
      (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
      (g)   Prerefunded.
      (h)   This issue will begin to accrue interest on June 1, 1999.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM) Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


      See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of November 30, 1998

---------------------------------------------------------------------------------------------------------------------------
Assets:              Investments, at value (identified cost--$187,559,661) (Note 1a) ........                  $201,429,314
                     Cash ...................................................................                        55,111
                     Receivables:
                       Securities sold ......................................................   $  3,784,678
                       Interest .............................................................      3,512,998      7,297,676
                                                                                                ------------
                     Prepaid expenses and other assets ......................................                         7,648
                                                                                                               ------------
                     Total assets ...........................................................                   208,789,749
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased .................................................      5,404,544
                       Investment adviser (Note 2) ..........................................         80,441      5,484,985
                                                                                                ------------
                     Accrued expenses and other liabilities .................................                        45,543
                                                                                                               ------------
                     Total liabilities ......................................................                     5,530,528
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets .............................................................                  $203,259,221
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (2,400 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ..                  $ 60,000,000
                       Common Stock, par value $.10 per share (8,994,422 shares issued
                       and outstanding) .....................................................   $    899,442
                     Paid-in capital in excess of par .......................................    125,771,102
                     Undistributed investment income--net ...................................      1,232,997
                     Undistributed realized capital gains on investments--net ...............      1,486,027
                     Unrealized appreciation on investments--net ............................     13,869,653
                                                                                                ------------
                     Total--Equivalent to $15.93 net asset value per share of Common Stock
                     (market price--$16.75) .................................................                   143,259,221
                                                                                                               ------------
                     Total capital ..........................................................                  $203,259,221
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

Statement of Operations

                                                                                                   For the Year Ended
                                                                                                   November 30, 1998
--------------------------------------------------------------------------------------------------------------------
Investment           Interest and amortization of premium and discount earned ..                        $ 11,506,942
Income
(Note 1d):
--------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .........................   $  1,003,338
                     Commission fees (Note 4) ..................................        152,208
                     Professional fees .........................................         90,740
                     Transfer agent fees .......................................         33,726
                     Accounting services (Note 2) ..............................         29,116
                     Printing and shareholder reports ..........................         28,646
                     Directors' fees and expenses ..............................         23,089
                     Custodian fees ............................................         15,266
                     Listing fees ..............................................         14,939
                     Pricing fees ..............................................          9,383
                     Other .....................................................         15,550
                                                                                   ------------
                     Total expenses ............................................                           1,416,001
                                                                                                        ------------
                     Investment income--net ....................................                          10,090,941
                                                                                                        ------------
--------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net .........................                           3,971,836
Unrealized           Change in unrealized appreciation on investments--net .....                            (242,972)
Gain (Loss) on                                                                                          ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ......                        $ 13,819,805
(Notes 1b, 1d & 3):                                                                                     ============
--------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

Statements of Changes in Net Assets

                                                                                                For the Year Ended November 30,
                                                                                                ------------------------------
Increase (Decrease) in Net Assets:                                                                  1998             1997
------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .................................................   $  10,090,941    $  10,012,062
                     Realized gain on investments--net ......................................       3,971,836          281,161
                     Change in unrealized appreciation on investments--net ..................        (242,972)         197,125
                                                                                                -------------    -------------
                     Net increase in net assets resulting from operations ...................      13,819,805       10,490,348
                                                                                                -------------    -------------
------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock .........................................................      (7,921,213)      (8,018,125)
Shareholders           Preferred Stock ......................................................      (1,914,624)      (2,010,600)
(Note 1e):           Realized gain on investments--net:
                       Preferred Stock ......................................................        (260,736)              --
                                                                                                -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ........................................................     (10,096,573)     (10,028,725)
                                                                                                -------------    -------------
------------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in
Transactions         reinvestment of dividends ..............................................       1,902,991          688,295
(Note 4):                                                                                       -------------    -------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets ...........................................       5,626,223        1,149,918
                     Beginning of year ......................................................     197,632,998      196,483,080
                                                                                                -------------    -------------
                     End of year* ...........................................................   $ 203,259,221    $ 197,632,998
                                                                                                =============    =============
------------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ...................................   $   1,232,997    $     977,893
                                                                                                =============    =============
------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                  For the Year Ended November 30,
                                                                       --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .............  $  15.51    $  15.46    $  15.56    $  13.22    $  15.88
Operating                                                              --------    --------    --------    --------    --------
Performance:         Investment income--net .........................      1.13        1.14        1.14        1.17        1.15
                     Realized and unrealized gain (loss) on
                     investments--net ...............................       .42         .05        (.10)       2.33       (2.67)
                                                                       --------    --------    --------    --------    --------
                     Total from investment operations ...............      1.55        1.19        1.04        3.50       (1.52)
                                                                       --------    --------    --------    --------    --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                        Investment income--net ......................      (.89)       (.91)       (.91)       (.90)       (.93)
                       Realized gain on investments--net ............        --          --          --          --        (.01)
                                                                       --------    --------    --------    --------    --------
                     Total dividends and distributions to Common
                     Stock shareholders .............................      (.89)       (.91)       (.91)       (.90)       (.94)
                                                                       --------    --------    --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net .....................      (.21)       (.23)       (.23)       (.26)       (.20)
                         Realized gain on investments--net ..........      (.03)         --          --          --          --
                                                                       --------    --------    --------    --------    --------
                     Total effect of Preferred Stock activity .......      (.24)       (.23)       (.23)       (.26)       (.20)
                                                                       --------    --------    --------    --------    --------
                     Net asset value, end of year ...................  $  15.93    $  15.51    $  15.46    $  15.56    $  13.22
                                                                       ========    ========    ========    ========    ========
                     Market price per share, end of year ............  $  16.75    $15.5625    $  14.50    $  13.75    $ 12.125
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................     13.89%      13.96%      12.34%      21.26%     (16.87%)
Return:*                                                               ========    ========    ========    ========    ========
                     Based on net asset value per share .............      8.68%       6.52%       5.84%      25.85%     (10.82%)
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................       .71%        .72%        .72%        .73%        .74%
Net Assets:**                                                          ========    ========    ========    ========    ========
                     Investment income--net .........................      5.03%       5.14%       5.18%       5.40%       5.30%
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) .................................  $143,259    $137,633    $136,483    $137,355    $116,746
                                                                       ========    ========    ========    ========    ========
                     Preferred Stock outstanding, end of year
                     (in thousands) .................................  $ 60,000    $ 60,000    $ 60,000    $ 60,000    $ 60,000
                                                                       ========    ========    ========    ========    ========
                     Portfolio turnover .............................     46.83%      30.50%      49.76%      32.79%      15.06%
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ......................  $  3,388    $  3,294    $  3,275    $  3,289    $  2,946
                                                                       ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Investment income--net .........................  $    798    $    838    $    837    $    938    $    741
On Preferred Stock                                                     ========    ========    ========    ========    ========
Outstanding:+
--------------------------------------------------------------------------------------------------------------------------------

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

      ** Do not reflect the effect of dividends to Preferred Stock shareholders.

      + Dividends have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

            See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates).

MuniYield New Jersey Fund, Inc.                                November 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1998 were $98,934,773 and $91,635,207, respectively.

Net realized gains for the year ended November 30, 1998 and net unrealized gains as of November 30, 1998 were as follows:

--------------------------------------------------------------------------------
                                                      Realized     Unrealized
                                                        Gains         Gains
--------------------------------------------------------------------------------
Long-term investments ............................   $3,971,836   $13,869,653
                                                     ----------   -----------
Total ............................................   $3,971,836   $13,869,653
                                                     ==========   ===========
--------------------------------------------------------------------------------

As of November 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $13,869,653, of which $13,958,154 related to appreciated securities and $88,501 related to depreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $187,559,661.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended November 30, 1998 and November 30, 1997 increased by 120,384 and 44,387, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 1998 was 3.08%.

Shares issued and outstanding during the years ended November 30, 1998 and November 30, 1997 remained constant.

The Fund pays commissions to certain broker- dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended November 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $120,963 as commissions.

5. Subsequent Event:

On December 7, 1998, the Fund's Board of Directors declared an ordinary income dividend and long-term capital gains distribution to Common Stock shareholders in the amount of $.082711 and $.309188 per share, respectively, payable on December 30, 1998 to shareholders of record as of December 23, 1998.

                       UNAUDITED FINANCIAL STATEMENTS FOR
                        MUNIYIELD NEW JERSEY FUND, INC.
                  FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey--100.6%
-----------------------------------------------------------------------------------------------------------------------------------
AA       A1      $ 2,000     Bernards Township, New Jersey, School District, GO, 5.30% due 1/01/2019                        $ 2,028
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,100     Camden County, New Jersey, Municipal Utilities Authority, Sewer Revenue Refunding Bonds,
                             County Agreement, 5.25% due 7/15/2017 (b)                                                        1,114
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000     Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                             Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)          2,273
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500     Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue Bonds,
                             Series A, 5.25% due 10/01/2015 (c)                                                               2,533
-----------------------------------------------------------------------------------------------------------------------------------
                             East Orange, New Jersey, Board of Education, COP, Capital Appreciation (c):
AAA      Aaa       1,420       5.30%** due 8/01/2016                                                                            588
AAA      Aaa       1,000       5.34%** due 2/01/2019                                                                            359
AAA      Aaa       2,845       5.202%** due 8/01/2026                                                                           683
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         750     Essex County, New Jersey, Improvement Authority, Parking Facility Revenue Refunding
                             Bonds, 5% due 10/01/2022 (a)                                                                       736
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,000     Essex County, New Jersey, Utilities Authority, Solid Waste Revenue Refunding Bonds,
                             Series A, 5% due 4/01/2022 (c)                                                                   1,962
-----------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       1,000     Gloucester County, New Jersey, Industrial Pollution Control Financing Authority, Revenue
                             Refunding Bonds (Mobil Oil Refining Corp. Project), 5.625% due 12/01/2028                        1,027
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,880     Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60% due 12/01/2021 (d)    5,267
-----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       5,000     Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Refunding
                             Bonds, Residual Certificates, RIB, Series 34, 7.175% due 10/01/2024 (b)(e)                       5,286
-----------------------------------------------------------------------------------------------------------------------------------
AA       Aa3       2,600     Jersey City, New Jersey, School, GO, 6.65% due 2/15/2002 (g)                                     2,830
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,750     Middlesex County, New Jersey, COP, 4.85% due 6/15/2023 (d)                                       1,680
-----------------------------------------------------------------------------------------------------------------------------------
                             Middlesex County, New Jersey, Improvement Authority, Utility System Revenue
                             Bonds, Capital Appreciation (Perth Amboy Project), Series B (a):
AAA      Aaa       1,000       5.16%** due 9/01/2023                                                                            280
AAA      Aaa         500       5.16%** due 9/01/2024                                                                            133
AAA      Aaa       1,000       5.16%** due 9/01/2025                                                                            251
AAA      Aaa       1,300       5.16%** due 9/01/2026                                                                            309
-----------------------------------------------------------------------------------------------------------------------------------
NR*      VMIG1+      100     Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Pooled Government
                             Loan Program), ACES, 3.10% due 8/01/2016 (f)                                                       100
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, First Mortgage Revenue Refunding Bonds, Series A:
BBB-     NR*       1,250       (Fellowship Village), 5.50% due 1/01/2018                                                      1,225
BBB-     NR*       3,000       (Fellowship Village), 5.50% due 1/01/2025                                                      2,881
-----------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    1,200     New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation Project), VRDN,
                             AMT, Series A, 3.25% due 6/01/2026 (a)(f)                                                        1,200
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000     New Jersey EDA, Natural Gas Facilities, Revenue Refunding Bonds (NUI Corporation Project),
                             Series A, 6.35% due 10/01/2022 (a)                                                               5,523
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Revenue Bonds, Capital Appreciation (Saint Barnabas Project), Series A (d):
NR*      Aaa       4,000       5.55%** due 7/01/2017                                                                          1,566
NR*      Aaa       5,435       5.47%** due 7/01/2018                                                                          2,013
NR*      Aaa       6,000       5.19%** due 7/01/2019                                                                          2,102
NR*      Aaa       1,000       5.18%** due 7/01/2023                                                                            283
NR*      Aaa       8,350       5.20%** due 7/01/2025                                                                          2,118
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Revenue Refunding Bonds:
AAA      Aaa     $ 2,000       (Educational Testing Service), Series A, 4.75% due 5/15/2018 (d)                             $ 1,920
AAA      Aaa       2,500       (RJW Health Care Corporation), 6.50% due 7/01/2024 (c)                                         2,765
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aa3      10,750     New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Garden State Paper
                             Company), 7.125% due 4/01/2022                                                                  11,686
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey EDA, Water Facilities Revenue Bonds, AMT (b):
AAA      Aaa       2,000       (American Water Company Inc. Project), 6% due 5/01/2036                                        2,154
AAA      Aaa       2,500       RITR, Series 34, 6.92% due 5/01/2032 (e)                                                       2,543
-----------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    1,300     New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water
                             New Jersey Inc. Project), VRDN, Series A, 3.35% due 11/01/2026 (a)(f)                            1,300
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,800     New Jersey Health Care Facilities Financing Authority Revenue Bonds
                             (Catholic Health East), Series E, 4.75% due 11/15/2029 (a)                                       2,592
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
A-       A3        6,060       (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                                  6,538
BBB      NR*       2,000       (Christian Health Care Center), Series A, 5.25% due 7/01/2013                                  1,946
AAA      Aaa       1,000       (Community Medical Center/Kimball), 5.25% due 7/01/2011 (c)                                    1,026
AAA      Aaa       1,000       (Community Medical Center/Kimball), 5.25% due 7/01/2012 (c)                                    1,022
AAA      Aaa       2,135       (Community Medical Center/Kimball, 5.25% due 7/01/2013 (c)                                     2,173
BBB+     NR*       3,500       (Holy Name Hospital), 6% due 7/01/2025                                                         3,611
A        NR*       1,750       (Palisades Medical Center Obligation Group), 5.25% due 7/01/2028                               1,707
AAA      Aaa       2,550       (Saint Barnabas Health Center), Series B, 4.75% due 7/01/2028 (d)                              2,364
BBB      Baa2      2,450       (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020                                  2,532
AAA      Aaa       1,555       (Virtua Health Issue), 4.50% due 7/01/2028 (c)                                                 1,378
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey Sports and Exposition Authority, Convention Center, Luxury Tax Revenue
                             Refunding Bonds (d):
AAA      Aaa       3,200       5% due 9/01/2015                                                                               3,193
AAA      Aaa       4,000       5% due 9/01/2019                                                                               3,949
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey State Educational Facilities Authority, Higher Educational Revenue Bonds
                             (Saint Peters College), Series B (g):
BBB      Baa3      3,355       6.80% due 7/01/2002                                                                            3,692
BBB      Baa3      3,600       6.85% due 7/01/2002                                                                            3,967
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,935     New Jersey State Educational Facilities Authority, Higher Educational Revenue
                             Refunding Bonds (Princeton University), Series C, 6.375% due 7/01/2002 (g)                       5,384
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey State Educational Facilities Authority Revenue Bonds:
BBB+     A3        6,250       (Drew University), Series E, 6.25% due 7/01/2002 (g)                                           6,779
AA+      Aaa       1,000       (Institute for Advanced Study), Series G, 5% due 7/01/2028                                       980
A        A3        6,030       (Stevens Institute of Technology), Series A, 6.80% due 7/01/2002 (g)                           6,636
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,240     New Jersey State Educational Facilities Authority, Revenue Refunding Bonds
                             (Seton Hall University Project), 5.25% due 7/01/2013 (a)                                         2,318
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1     $ 2,105     New Jersey State, GO, AMT, 7.05% due 7/15/2015                                                 $ 2,414
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       5,000     New Jersey State Higher Education Assistance Authority, Student Loan Revenue
                             Bonds, RIB, AMT, Series 18, 6.925% due 6/01/2017 (a)(e)                                          5,050
-----------------------------------------------------------------------------------------------------------------------------------
                             New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                             Bonds, AMT (d):
AAA      Aaa       3,640       Series M, 7% due 10/01/2026                                                                    3,949
AAA      Aaa       1,940       Series U, 5.55% due 10/01/2011                                                                 2,022
AAA      Aaa       3,335       Series U, 5.60% due 10/01/2012                                                                 3,476
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000     New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)                              2,249
-----------------------------------------------------------------------------------------------------------------------------------
AA-      Aa2       7,500     New Jersey State Transportation Trust Fund Authority Revenue Bonds
                             (Transportation System), Series A, 5.125% due 6/15/2015                                          7,544
-----------------------------------------------------------------------------------------------------------------------------------
                             North Brunswick Township, New Jersey, GO, UT:
NR*      A1        1,190       6.50% due 5/15/2012                                                                            1,290
NR*      A1        1,400       6.50% due 5/15/2013                                                                            1,517
-----------------------------------------------------------------------------------------------------------------------------------
AA-      A1        4,000     Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 93rd
                             Series, 6.125% due 6/01/2094                                                                     4,520
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       4,325     Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 8.085%
                             due 1/15/2017 (c)(e)                                                                             4,864
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500     Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                             (JFK International Air Terminal Project), AMT, Series 6, 5.75% due 12/01/2025 (d)                2,611
-----------------------------------------------------------------------------------------------------------------------------------
                             Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                             (Versatile Structure Obligation), VRDN (f):
A1+      VMIG1+      200       AMT, Series 4, 3.30% due 4/01/2024                                                               200
A1+      VMIG1+      800       Series 3, 3.35% due 6/01/2020                                                                    800
A1+      VMIG1+    3,000       Series 5, 3.35% due 8/01/2024                                                                  3,000
-----------------------------------------------------------------------------------------------------------------------------------
AA       A1        2,700     Rutgers State University, New Jersey, Revenue Bonds, Series A, 4.75%
                             due 5/01/2029                                                                                    2,524
-----------------------------------------------------------------------------------------------------------------------------------
AA       A1        2,275     Rutgers State University, New Jersey, Revenue Refunding Bonds (State University
                             of New Jersey), Series A, 6.50% due 5/01/2018                                                    2,451
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,750     South Jersey Transportation Authority, New Jersey, Transportation System Revenue
                             Bonds, 5% due 11/01/2029 (a)                                                                     4,620
-----------------------------------------------------------------------------------------------------------------------------------
AA+      Aaa         635     Union County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                             (County Guaranteed Lease), 5.30% due 11/15/2006                                                    677
-----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       3,440     Union County, New Jersey, Utilities Authority, RITR, Series 38, 7.07%
                             due 6/01/2020 (e)                                                                                3,582
-----------------------------------------------------------------------------------------------------------------------------------
                             West Windsor-Plainsboro, New Jersey, Regional School District, GO, Refunding:
AAA      Aaa       2,500       4.75% due 9/15/2022                                                                            2,382
AAA      Aaa       2,500       4.75% due 9/15/2023                                                                            2,376
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                       Issue                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--1.2%
-----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 2,500     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series EE,
                             4.50% due 7/01/2018 (d)                                                                       $  2,318
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$193,353)--101.8%                                                                                  200,941

Liabilities in Excess of Other Assets--(1.8%)                                                                                (3,630)
                                                                                                                           --------
Net Assets--100.0%                                                                                                         $197,311
                                                                                                                           ========
-----------------------------------------------------------------------------------------------------------------------------------

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.

(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.

(g) Prerefunded.

*   Not Rated.

** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

+   Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.


QUALITY PROFILE

The quality ratings of securities in the Fund as of May 31, 1999 were as follows:


                                                                                Percent of
S&P Rating/Moody's Rating                                                      Net Assets
------------------------------------------------------------------------------------------
AAA/Aaa ...........................................................................  57.3%
AA/Aa .............................................................................  18.8
A/A ...............................................................................  12.4
BBB/Baa ...........................................................................  10.0
Other+ ............................................................................   3.3
------------------------------------------------------------------------------------------


+ Temporary investments in short-term municipal securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM) Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of May 31, 1999

--------------------------------------------------------------------------------------------------------------------------
Assets:      Investments, at value (identified cost--$193,353,114) (Note 1a) .........                        $200,940,955
             Cash.....................................................................                              92,507
             Interest receivable......................................................                           3,419,292
             Prepaid expenses and other assets........................................                               7,648
                                                                                                              ------------
             Total assets ............................................................                         204,460,402
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

Liabilities: Payables:
                 Securities purchased.................................................                        $  6,874,439
                 Dividends to shareholders (Note 1e)..................................                             179,344
                 Investment adviser (Note 2)..........................................                              78,741
                                                                                                              ------------
                                                                                                                 7,132,524
             Accrued expenses and other liabilities...................................                              16,783
                                                                                                              ------------
             Total liabilities .......................................................                           7,149,307
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:  Net assets...............................................................                        $197,311,095
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------
Capital:     Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.05 per share (2,400 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference)..                        $ 60,000,000
                 Common Stock, par value $.10 per share (9,100,783 shares issued
                 and outstanding).....................................................                        $    910,078
             Paid-in capital in excess of par.........................................                         127,439,164
             Undistributed investment income--net ....................................                           1,329,756
             Undistributed realized capital gains on investments--net.................                              44,256
             Unrealized appreciation on investments--net..............................                           7,587,841
                                                                                                              ------------
             Total--Equivalent to $15.09 net asset value per share of Common Stock
             (market price--$14.5625).................................................                         137,311,095
                                                                                                              ------------
             Total capital............................................................                        $197,311,095
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------

* Auction Market Preferred Stock.

See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

Statement of Operations

                                                                                                          For the Six Months Ended
                                                                                                                      May 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned                                        $  5,537,561
(Note 1d):
---------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)......................................                           $  499,819
                     Commission fees (Note 4)...............................................                               76,201
                     Professional fees......................................................                               37,317
                     Accounting services (Note 2)...........................................                               32,749
                     Transfer agent fees....................................................                               16,610
                     Printing and shareholder reports.......................................                               12,778
                     Directors' fees and expenses...........................................                               11,635
                     Listing fees...........................................................                                8,323
                     Custodian fees.........................................................                                7,993
                     Pricing fees...........................................................                                6,139
                     Other..................................................................                                8,917
                                                                                                                     ------------
                     Total expenses ........................................................                              718,481
                                                                                                                     ------------
                     Investment income--net..................................................                           4,819,080
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ......................................                           1,741,499
Unrealized           Change in unrealized appreciation on investments--net ..................                          (6,281,812)
Gain (Loss) on                                                                                                       ------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ..................                         $    278,767
(Notes 1b, 1d & 3):                                                                                                  ============
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                  For the Six          For the
                                                                                                 Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                               May 31, 1999       Nov. 30, 1998
---------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net...........................................           $  4,819,080        $ 10,090,941
                     Realized gain on investments--net................................              1,741,499           3,971,836
                     Change in unrealized appreciation on investments--net............             (6,281,812)           (242,972)
                                                                                                 ------------        ------------
                     Net increase in net assets resulting from operations.............                278,767          13,819,805
                                                                                                 ------------        ------------
---------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock...................................................             (4,044,465)         (7,921,213)
Shareholders           Preferred Stock................................................               (677,856)         (1,914,624)
(Note 1e):           Realized gain on investments--net:
                       Common Stock...................................................             (2,790,654)                 --
                       Preferred Stock................................................               (392,616)           (260,736)
                                                                                                 ------------        ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders ...................................             (7,905,591)        (10,096,573)
                                                                                                 ------------        ------------
---------------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in
Transactions         reinvestment of dividends and distributions......................              1,678,698           1,902,991
(Note 4):                                                                                        ------------        ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets..........................             (5,948,126)          5,626,223
                     Beginning of period..............................................            203,259,221         197,632,998
                                                                                                 ------------        ------------
                     End of period*...................................................           $197,311,095        $203,259,221
                                                                                                 ============        ============
---------------------------------------------------------------------------------------------------------------------------------
                   * Undistributed investment income--net.............................           $  1,329,756        $  1,232,997
                                                                                                 ============        ============
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                            For the
The following per share data and ratios have been derived                  Six Months
from information provided in the financial statements.                        Ended
                                                                             May 31,
Increase (Decrease) in Net Asset Value:                                       1999
-------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..............   $   15.93
Operating                                                                  ---------
Performance:         Investment income--net ............................         .53
                     Realized and unrealized gain (loss) on
                     investments--net ..................................        (.50)
                                                                           ---------
                     Total from investment operations ..................         .03
                                                                           ---------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ..........................        (.45)
                       Realized gain on investments--net ...............        (.31)
                                                                           ---------
                     Total dividends and distributions to Common
                     Stock shareholders ................................        (.76)
                                                                           ---------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ........................        (.07)
                         Realized gain on investments--net .............        (.04)
                                                                           ---------
                     Total effect of Preferred Stock activity ..........        (.11)
                                                                           ---------
                     Net asset value, end of period ....................   $   15.09
                                                                           =========
                     Market price per share, end of period .............   $ 14.5625
                                                                           =========
-------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ...................       (8.77%)++
Return:**                                                                  =========
                     Based on net asset value per share ................        (.59%)++
                                                                           =========
-------------------------------------------------------------------------------------------
Ratios Based on      Total expenses*** .................................        1.02%*
Average Net Assets                                                         =========
Of Common Stock:     Total investment income--net*** ...................        6.87%*
                                                                           =========
                     Amount of dividends to Preferred Stock shareholders         .97%*
                                                                           =========
                     Investment income--net, to Common Stock
                     shareholders ......................................        5.90%*
                                                                           =========
-------------------------------------------------------------------------------------------
Ratios Based on      Total expenses ....................................         .72%*
Total Average Net                                                          =========
Assets:+***          Total investment income--net ......................        4.82%*
                                                                           =========
-------------------------------------------------------------------------------------------
Ratios Based on      Dividends to Preferred Stock shareholders .........        2.27%*
Average Net Assets                                                         =========
Of Preferred Stock:
-------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) ....................................   $ 137,311
                                                                           =========
                     Preferred Stock outstanding, end of period
                     (in thousands) ....................................   $  60,000
                                                                           =========
                     Portfolio turnover ................................       30.96%
                                                                           =========
-------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 .........................   $   3,289
                                                                           =========
-------------------------------------------------------------------------------------------
Dividends Per Share  Investment income--net ............................   $     282
On Preferred Stock                                                         =========
Outstanding:
-------------------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                            For the Year Ended
                                                                                               November 30,
                                                                          ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ..............  $   15.51      $   15.46     $   15.56     $   13.22
Operating                                                                 ---------      ---------     ---------     ---------
Performance:         Investment income--net ............................       1.13           1.14          1.14          1.17
                     Realized and unrealized gain (loss) on
                     investments--net ..................................        .42            .05          (.10)         2.33
                                                                          ---------      ---------     ---------     ---------
                     Total from investment operations ..................       1.55           1.19          1.04          3.50
                                                                          ---------      ---------     ---------     ---------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ..........................       (.89)          (.91)         (.91)         (.90)
                       Realized gain on investments--net ...............         --             --            --            --
                                                                          ---------      ---------     ---------     ---------
                     Total dividends and distributions to Common
                     Stock shareholders ................................       (.89)          (.91)         (.91)         (.90)
                                                                          ---------      ---------     ---------     ---------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ........................       (.21)          (.23)         (.23)         (.26)
                         Realized gain on investments--net .............       (.03)            --            --            --
                                                                          ---------      ---------     ---------     ---------
                     Total effect of Preferred Stock activity ..........       (.24)          (.23)         (.23)         (.26)
                                                                          ---------      ---------     ---------     ---------
                     Net asset value, end of period ....................  $   15.93      $   15.51     $   15.46     $   15.56
                                                                          =========      =========     =========     =========
                     Market price per share, end of period .............  $   16.75      $ 15.5625     $   14.50     $   13.75
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ...................      13.89%         13.96%        12.34%        21.26%
Return:**                                                                 =========      =========     =========     =========
                     Based on net asset value per share ................       8.68%          6.52%         5.84%        25.85%
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses*** .................................       1.02%          1.04%         1.04%         1.07%
Average Net Assets                                                        =========      =========     =========     =========
Of Common Stock:     Total investment income--net*** ...................       7.24%          7.48%         7.41%         7.86%
                                                                          =========      =========     =========     =========
                     Amount of dividends to Preferred Stock shareholders       1.37%          1.50%         1.48%         1.73%
                                                                          =========      =========     =========     =========
                     Investment income--net, to Common Stock
                     shareholders ......................................       5.86%          5.98%         5.94%         6.13%
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses ....................................        .71%           .72%          .72%          .73%
Total Average Net                                                         =========      =========     =========     =========
Assets:+***          Total investment income--net ......................       5.03%          5.14%         5.18%         5.40%
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Dividends to Preferred Stock shareholders .........       3.19%          3.35%         3.35%         3.75%
Average Net Assets                                                        =========      =========     =========     =========
Of Preferred Stock:
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) ....................................  $ 143,259      $ 137,633     $ 136,483     $ 137,355
                                                                          =========      =========     =========     =========
                     Preferred Stock outstanding, end of period
                     (in thousands) ....................................  $  60,000      $  60,000     $  60,000     $  60,000
                                                                          =========      =========     =========     =========
                     Portfolio turnover ................................      46.83%         30.50%        49.76%        32.79%
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 .........................  $   3,388      $   3,294     $   3,275     $   3,289
                                                                          =========      =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Investment income--net ............................  $     798      $     838     $     837     $     938
On Preferred Stock                                                        =========      =========     =========     =========
Outstanding:
------------------------------------------------------------------------------------------------------------------------------

+     Includes Common and Preferred Stock average net assets.

++    Aggregate total investment return.

*     Annualized.

** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

***   Do not reflect the effect of dividends to Preferred Stock shareholders.


      See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates).

MuniYield New Jersey Fund, Inc.                                     May 31, 1999

Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on secu-rity transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1999 were $59,618,608 and $59,608,172, respectively.

Net realized gains for the six months ended May 31, 1999 and net unrealized gains as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized         Unrealized
                                                    Gains             Gains
--------------------------------------------------------------------------------
Long-term investments.....                        $1,741,499        $7,587,841
                                                  ----------        ----------
Total.....................                        $1,741,499        $7,587,841
                                                  ==========        ==========
--------------------------------------------------------------------------------

As of May 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $7,587,841, of which $8,698,339 related to appreciated securities and $1,110,498 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $193,353,114.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended May 31, 1999 and the year ended November 30, 1998 increased by 106,361 and 120,384, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 1999 was 3.23%.

Shares issued and outstanding during the six months ended May 31, 1999 and the year ended November 30, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended May 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $50,924 as commissions.

5. Subsequent Event:

On June 9, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on June 29, 1999 to shareholders of record as of June 23, 1999.

                        AUDITED FINANCIAL STATEMENTS FOR
                         MUNIVEST NEW JERSEY FUND, INC.
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniVest New Jersey Fund, Inc.

     We have audited the accompanying statement of assets, liabilities and capital of MuniVest New Jersey Fund, Inc., including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by corresponding with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest New Jersey Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                          ERNST & YOUNG LLP


Princeton, New Jersey
December 1, 1998

MuniVest New Jersey Fund, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)
                     S&P        Moody's     Face                                                                        Value
STATE                Ratings    Ratings    Amount    Issue                                                              (Note 1a)
New Jersey--99.4%     AAA       Aaa       $ 2,500    Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                     Bonds (County Guaranteed), 6.15% due 10/01/2004 (d)(f)             $  2,834

                      AAA       Aaa         1,000    Camden County, New Jersey, Municipal Utilities Authority,
                                                     Sewer Revenue Refunding Bonds, 5.20% due 7/15/2015 (b)                1,035

                      AAA       Aaa         1,815    Cape May County, New Jersey, Industrial Pollution Control
                                                     Financing Authority Revenue Bonds (Atlantic City Electric
                                                     Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)             2,103

                      AAA       Aaa         1,425    East Orange, New Jersey, Board of Education (AGH Leasing
                                                     Inc.), COP, 5.32%** due 8/01/2017 (c)                                   566

                      NR*       Aaa         2,875    Hudson County, New Jersey, Improvement Authority, Facility
                                                     Lease Revenue Bonds, Residual Certificates, RIB, Series 34,
                                                     7.285% due 10/01/2024 (b)(e)                                          3,103

                      AA        Aa3         3,200    Jersey City, New Jersey, School GO, UT,  6.65% due 2/15/2002 (f)      3,547

                      AAA       Aaa           835    Metuchen, New Jersey, School District, GO, UT,  5.15% due
                                                     9/15/2019 (b)                                                           847

                      AAA       Aaa         1,600    Middlesex County, New Jersey, COP,  6.125% due 2/15/2004 (d)(f)       1,782

                      AAA       Aaa         1,690    New Jersey Casino Reinvestment Development Authority,
                                                     Parking Fee Revenue Bonds, Series A, 5.25% due 10/01/2016             1,738

                                                     New Jersey EDA, First Mortgage Revenue Bonds:
                      NR*       NR*         1,250       (Franciscan Oaks Project), 5.70% due 10/01/2017                    1,253
                      NR*       NR*         1,250       (Franciscan Oaks Project), 5.75% due 10/01/2023                    1,253
                      BBB-      NR*         2,000       Refunding (Fellowship Village), Series A,  5.50% due
                                                        1/01/2025                                                          2,011

                                                     New Jersey EDA, Natural Gas Revenue Refunding Bonds (NUI
                                                     Corporation), Series A:
                      AAA       Aaa         3,900       6.35% due 10/01/2022 (a)                                           4,385
                      AAA       Aaa         1,000       AMT, 5.70% due 6/01/2032 (d)                                       1,058

                                                     New Jersey EDA, Revenue Bonds:
                      AAA       Aaa         2,400       (Educational Testing Service), Series B, 6.25% due
                                                        5/15/2025                                                          2,695
                      NR*       Aa3         1,500       Refunding (Burlington Coat Factory), 6.125% due 9/01/2010          1,673
                      AAA       Aaa         1,000       Refunding (Educational Testing Service), Series A,
                                                        4.75% due 5/15/2018 (d)                                              980
                      BBB-      NR*         1,000       Refunding (United Methodist Homes), 5.125% due 7/01/2018 (d)         978
                      NR*       Aaa         7,385       (Saint Barnabas), Series A, 5.625%** due 7/01/2022 (d)             2,267

                      NR*       Aa1         4,500    New Jersey EDA, Solid Waste Disposal Facilities Revenue
                                                     Bonds (Garden State Paper Company), AMT, 7.125% due 4/01/2022         4,970

                      BB-       Ba2         3,630    New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                     Airlines Inc. Project), AMT,  5.50% due 4/01/2028                     3,573

                                                     New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                      AAA       Aaa         2,000       (American Water Company Inc. Project), 6% due 5/01/2036 (b)        2,184
                      AAA       Aaa         2,855       RITR, Series 34, 6.92% due 5/01/2032 (b)(e)                        3,015
                      AAA       Aaa         1,500       RITR, Series 35, 6.87% due 2/01/2038 (d)(e)                        1,576

                                      F-25


SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)
                     S&P        Moody's     Face                                                                        Value
STATE                Ratings    Ratings    Amount    Issue                                                              (Note 1a)

                      A1+       VMIG1++     1,900    New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                                     (United Water New Jersey Inc. Project), VRDN, Series A,
                                                     3.65% due 11/01/2026 (a)(g)                                           1,900

                                                     New Jersey Health Care Facilities Financing Authority
                                                     Revenue Bonds:
                      A-        Baa1        3,135       Refunding (Capital Health System Obligation Group), 5.25%
                                                        due 7/01/2027                                                      3,089
                      AAA       Aaa         2,500       Refunding (Hackensack Medical Center), 6.625% due
                                                        7/01/2001 (b)(f)                                                   2,735
                      BBB+      NR*         3,000       Refunding (Holy Name Hospital), 6% due 7/01/2025                   3,165
                      AAA       Aaa         5,000       Refunding (Jersey Shore Medical Center), 6.75% due
                                                        7/01/2019 (a)                                                      5,689
                      AAA       Aaa         1,000       Refunding (Monmouth Medical Center), Series C, 6.25%
                                                        due 7/01/2024 (c)                                                  1,113
                      BBB       Baa2        2,075       Refunding (Saint Elizabeth Hospital Obligation Group),
                                                        6% due 7/01/2027                                                   2,200
                      NR*       Baa1        4,200       (Southern Ocean County Hospital), Series A, 6.25% due
                                                        7/01/2023                                                          4,466

                      AAA       Aaa         2,000    New Jersey Sports and Exposition Authority, Luxury Tax
                                                     Revenue Refunding Bonds (Convention Center), Series A,
                                                     6.60% due 7/01/2015 (d)                                               2,210

                      A+        Aa2         2,000    New Jersey Sports and Exposition Authority, Revenue
                                                     Refunding Bonds (State Contract), Series A, 6% due 3/01/2021          2,113

                                                     New Jersey State Educational Facilities Authority
                                                     Revenue Bonds:
                      AAA       Aaa         1,500       (Higher Education--Princeton University), Series C,
                                                        6.375% due 7/01/2002 (f)                                           1,664
                      AA+       Aaa         1,000       (Institute for Advanced Study), Series G,  5% due
                                                        7/01/2028                                                            997
                      BBB       Baa3        1,000       Refunding (Saint Peter's College), 5.375% due 7/01/2018            1,016

                      AA+       Aaa         1,000    New Jersey State Educational Facilities Authority, Revenue
                                                     Refunding Bonds (Institute for Advanced Study), Series F,
                                                     5% due 7/01/2018                                                      1,005

                      AA+       Aa1         1,970    New Jersey State, GO, UT, AMT, 7.05% due 7/15/2014                    2,312

                      NR*       Aaa         2,675    New Jersey State Higher Education Assistance Authority,
                                                     Student Loan Revenue Bonds, RIB, Series 18, 6.935% due
                                                     6/01/2017 (e)                                                         2,721

                      AAA       Aaa         2,700    New Jersey State Housing and Mortgage Finance Agency,
                                                     Home Buyer Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (d)        2,953

                      AAA       Aaa         5,150    New Jersey State Transit Corporation, COP (Raymond Plaza
                                                     East, Incorporated), 6.50% due 10/01/2016 (c)                         6,003

                      AA-       Aa1         1,865    New Jersey Wastewater Treatment Trust Revenue Bonds,
                                                     Series A, 6.50% due 4/01/2004 (f)                                     2,127

                      AAA       Aaa         5,000    Passaic Valley, New Jersey, Sewer Commissioner's Refunding
                                                     Bonds (Sewer System), Series D, 5.875% due 12/01/2022 (a)             5,435

                                                     Port Authority of New York and New Jersey, Consolidated
                                                     Revenue Bonds:
                      AA-       A1          1,500       76th Series, AMT, 6.50% due 11/01/2026                             1,605
                      AA-       A1          1,000       93rd Series, 6.125% due 6/01/2094                                  1,173
                      AAA       Aaa         1,000       104th Series, 3rd Installment, 4.75% due 1/15/2026                   964

                      AAA       Aaa         2,500    Port Authority of New York and New Jersey, Special
                                                     Obligation Revenue Bonds (JFK International Air Terminal
                                                     Project), AMT, Series 6, 3rd Installment, 5.75% due
                                                     12/01/2022                                                            2,656

SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)
                     S&P        Moody's     Face                                                                        Value
STATE                Ratings    Ratings    Amount    Issue                                                              (Note 1a)

                                                     Port Authority of New York and New Jersey, Special
                                                     Obligation Revenue Refunding Bonds (Versatile Structure
                                                     Obligation), VRDN (g):
                      A1+       VMIG1++     1,200       3.70% due 8/01/2024                                                1,200
                      A1+       VMIG1++     1,100       Series 2, 3.70% due 5/01/2019                                      1,100
                      NR*       P1            900       Series 4, 3.80% due 4/01/2024                                        900

                      AA-       A3          1,750    University of Medicine and Dentistry, New Jersey, Revenue
                                                     Bonds, Series E, 6.50% due 12/01/2001 (f)                             1,927

                    Total Investments (Cost--$109,905)--99.4%                                                            117,864

                    Other Assets Less Liabilities--0.6%                                                                      698
                                                                                                                        --------
                    Net Assets--100.0%                                                                                  $118,562
                                                                                                                        ========

(a)  AMBAC Insured.
(b)  FGIC Insured.
(c)  FSA Insured.
(d)  MBIA Insured
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(f)  Prerefunded.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
 ++  Highest short-term rating by Moody's Investors Service, Inc.
  *  Not Rated.
 ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
     Ratings of issues shown have not been audited by Ernst & Young LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniVest New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
EDA            Economic Development Authority
RIB            Residual Interests Bonds
RITR           Residual Interest Trust Receipts
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

   See Notes to Financial Statements.

MuniVest New Jersey Fund, Inc., October 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1998
Assets:             Investments, at value (identified cost--$109,904,691) (Note 1a)                         $117,863,958
                    Cash                                                                                          71,950
                    Interest receivable                                                                        1,722,984
                    Prepaid expenses and other assets                                                             10,063
                                                                                                            ------------
                    Total assets                                                                             119,668,955
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $    983,563
                      Investment adviser (Note 2)                                                52,198        1,035,761
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        71,047
                                                                                                            ------------
                    Total liabilities                                                                          1,106,808
                                                                                                            ------------

Net Assets:         Net assets                                                                              $118,562,147
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,500 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 37,500,000
                      Common Stock, par value $.10 per share (5,505,117 shares
                      issued and outstanding)                                              $    550,512
                    Paid-in capital in excess of par                                         76,624,760
                    Undistributed investment income--net                                        507,070
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (4,579,462)
                    Unrealized appreciation on investments--net                               7,959,267
                                                                                           ------------
                    Total--Equivalent to $14.72 net asset value per share of
                    Common Stock (market price--$14.875)                                                      81,062,147
                                                                                                            ------------
                    Total capital                                                                           $118,562,147
                                                                                                            ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1998
Investment          Interest and amortization of premium and discount earned                                $  6,525,037
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    584,293
                    Commission fees (Note 4)                                                     95,160


SCHEDULE OF INVESTMENTS                                                                                               (in Thousands)
                     S&P        Moody's     Face                                                                        Value
STATE                Ratings    Ratings    Amount    Issue                                                              (Note 1a)

                    Professional fees                                                            90,208
                    Accounting services (Note 2)                                                 66,692
                    Directors' fees and expenses                                                 26,147
                    Transfer agent fees                                                          18,224
                    Listing fees                                                                 13,475
                    Printing and shareholder reports                                             11,981
                    Custodian fees                                                                9,630
                    Pricing fees                                                                  6,431
                    Amortization of organization expenses (Note 1e)                               2,715
                    Other                                                                        15,277
                                                                                           ------------
                    Total expenses                                                                               940,233
                                                                                                            ------------
                    Investment income--net                                                                     5,584,804
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,170,081
Unrealized Gain on  Change in unrealized appreciation on investments--net                                        743,792
Investments--Net                                                                                            ------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                    $  8,498,677
1d & 3):                                                                                                    ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    October 31,
                    Increase (Decrease) in Net Assets:                                         1998             1997
Operations:         Investment income--net                                                 $  5,584,804     $  5,519,134
                    Realized gain on investments--net                                         2,170,081           36,113
                    Change in unrealized appreciation on investments--net                       743,792        2,137,716
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,498,677        7,692,963
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (4,239,104)      (4,272,415)
(Note 1f):            Preferred Stock                                                        (1,290,390)      (1,207,695)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (5,529,494)      (5,480,110)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                   105,388               --
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                              3,074,571        2,212,853
                    Beginning of year                                                       115,487,576      113,274,723
                                                                                           ------------     ------------
                    End of year*                                                           $118,562,147     $115,487,576
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    507,070     $    451,760
                                                                                           ============     ============

                    See Notes to Financial Statements.

MuniVest New Jersey Fund, Inc., October 31, 1998


FINANCIAL HIGHLIGHTS
                     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                              For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:          1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of year            $   14.18  $   13.78  $   13.76  $   12.18   $   14.89
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                             1.01       1.00       1.01       1.02        1.00
                    Realized and unrealized gain (loss) on
                    investments--net                                    .53        .40        .01       1.58       (2.66)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   1.54       1.40       1.02       2.60       (1.66)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                           (.77)      (.78)      (.78)      (.76)       (.81)
                      Realized gain on investments--net                  --         --         --         --        (.04)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions to
                    Common Stock shareholders                          (.77)      (.78)      (.78)      (.76)       (.85)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                         (.23)      (.22)      (.22)      (.26)       (.19)
                        Realized gain on investments--net                --         --         --         --        (.01)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total effect of Preferred Stock activity           (.23)      (.22)      (.22)      (.26)       (.20)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   14.72  $   14.18  $   13.78  $   13.76   $   12.18
                                                                  =========  =========  =========  =========   =========
                    Market price per share, end of year           $  14.875  $   13.25  $   12.25  $   12.00   $  10.125
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on market price per share                  18.56%     14.78%      8.67%     26.66%     (27.74%)
Return:*                                                          =========  =========  =========  =========   =========
                    Based on net asset value per share                9.63%      9.19%      6.61%     20.74%     (12.43%)
                                                                  =========  =========  =========  =========   =========

Ratios to Average   Expenses, net of reimbursement                     .81%       .83%       .81%       .84%        .79%
Net Assets:**                                                     =========  =========  =========  =========   =========
                    Expenses                                           .81%       .83%       .81%       .84%        .82%
                                                                  =========  =========  =========  =========   =========
                    Investment income--net                            4.78%      4.82%      4.87%      5.20%       4.89%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of year (in thousands)                        $  81,062  $  77,988  $  75,775  $  75,657   $  66,978
                                                                  =========  =========  =========  =========   =========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                $  37,500  $  37,500  $  37,500  $  37,500   $  37,500
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               54.73%     39.77%     99.56%     62.45%      68.75%
                                                                  =========  =========  =========  =========   =========

Leverage:           Asset coverage per $1,000                     $   3,162  $   3,080  $   3,021  $   3,018   $   2,786
                                                                  =========  =========  =========  =========   =========

Dividends           Investment income--net                        $     860  $     805  $     818  $     955   $     696
Per Share on                                                      =========  =========  =========  =========   =========
Preferred Stock
Outstanding:++

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
**  Do not reflect the effect of dividends to Preferred Stock shareholders.
++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

MuniVest New Jersey Fund, Inc., October 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $63,279,165 and $62,265,934, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

                                   Realized       Unrealized
                                    Gains           Gains
Long-term investments          $    2,170,081   $  7,959,267
                               --------------   ------------
Total                          $    2,170,081   $  7,959,267
                               ==============   ============

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $7,959,267, of which $7,999,457 related to appreciated securities and $40,190 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $109,904,691.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1998 increased by 7,164 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.23%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $61,756 as commissions.


5. Capital Loss Carryforward:
At October 31, 1998, the Fund had a net capital loss carryforward of approximately $3,113,000, of which $783,000 expires in 2002 and $2,330,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066112 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

                       UNAUDITED FINANCIAL STATEMENTS FOR
                         MUNIVEST NEW JERSEY FUND, INC.
                 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999

MuniVest New Jersey Fund, Inc., April 30, 1999


SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)
               S&P       Moody's    Face                                                                         Value
STATE          Ratings   Ratings   Amount   Issue                                                              (Note 1a)
New             AAA       Aaa      $2,500   Camden County, New Jersey, Improvement Authority, Lease Revenue
Jersey--98.7%                               Bonds (County Guaranteed), 6.15% due 10/01/2004 (d)(e)              $  2,816

                AAA       Aaa       1,000   Camden County, New Jersey, Municipal Utilities Authority, Sewer
                                            Revenue Refunding Bonds, 5.20% due 7/15/2015 (b)                       1,033

                AAA       Aaa       1,815   Cape May County, New Jersey, Industrial Pollution Control
                                            Financing Authority Revenue Bonds (Atlantic City Electric
                                            Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)              2,084

                AAA       Aaa       1,000   Carteret, New Jersey, Board of Education COP, Refunding Bonds,
                                            4.75% due 4/15/2019 (d)                                                  966

                AAA       Aaa       1,690   Casino Reinvestment Development Authority, New Jersey, Parking
                                            Fee Revenue Bonds, Series A, 5.25% due 10/01/2016 (c)                  1,734

                AAA       Aaa       1,425   East Orange, New Jersey, Board of Education, COP, 5.32%** due
                                            8/01/2017 (c)                                                            570

                Aaa       NR*       2,875   Hudson County, New Jersey, Improvement Authority, Facility
                                            Lease Revenue Refunding Bonds, RIB, Series 34, 6.485% due
                                            10/01/2024 (b)(f)                                                      3,121

                AAA       NR*         835   Metuchen, New Jersey, School District, GO, UT, 5.15% due
                                            9/15/2019 (b)                                                            845

                AAA       Aaa       1,600   Middlesex County, New Jersey, COP, 6.125% due 2/15/2004 (d)(e)         1,769

                                            New Jersey EDA, Economic Development Revenue Refunding Bonds:
                NR*       Aa3       1,500    (Burlington Coat Factory), 6.125% due 9/01/2010                       1,658
                A1+       P1        1,000    (Stolthaven Project), VRDN, Series A, 4.20% due 1/15/2018 (g)         1,000

                A1+       VMIG1++   2,000   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI
                                            Corporation Project), VRDN, AMT, Series A, 4% due
                                            6/01/2026 (a)(g)                                                       2,000

                AAA       Aaa       3,900   New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                            Bonds (NUI Corporation), Series A, 6.35% due 10/01/2022 (a)            4,353

                                            New Jersey EDA, Revenue Bonds (d):
                AAA       Aaa       2,400    (Educational Testing Service), Series B, 6.25% due
                                             5/15/2005 (e)                                                         2,726
                NR*       Aaa       7,385    (Saint Barnabas), Series A, 5.53%** due 7/01/2022                     2,230

                                            New Jersey EDA, Revenue Refunding Bonds (First Mortgage):
                BBB-      NR*       2,000    (Fellowship Village), Series A, 5.50% due 1/01/2025                   1,936
                NR*       NR*       1,250    (Franciscan Oaks Project), 5.70% due 10/01/2017                       1,261
                NR*       NR*       1,250    (Franciscan Oaks Project), 5.75% due 10/01/2023                       1,256

MuniVest New Jersey Fund, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                            (in Thousands)
               S&P       Moody's    Face                                                                          Value
STATE          Ratings   Ratings   Amount   Issue                                                               (Note 1a)
New Jersey      NR*       Aa3      $4,500   New Jersey EDA, Solid Waste Disposal Facilities Revenue
(concluded)                                 Bonds (Garden State Paper Company), AMT, 7.125% due 4/01/2022       $  4,921

                BB        Ba2       3,630   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                            Airlines Inc. Project), AMT, 5.50% due 4/01/2028                       3,611

                                            New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                AAA       Aaa       2,000    (American Water Company Inc. Project), 6% due 5/01/2036 (b)           2,175
                AAA       Aaa       2,855    RITR, Series 34, 6.92% due 5/01/2032 (b)(f)                           2,986
                AAA       Aaa       1,500    RITR, Series 35, 6.87% due 2/01/2038 (d)(f)                           1,561

                A1+       VMIG1++   2,300   New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                            (United Water New Jersey Inc. Project), VRDN, Series A,
                                            4.05% due 11/01/2026 (a)(g)                                            2,300

                NR*       Baa1      4,200   New Jersey Health Care Facilities Financing Authority
                                            Revenue Bonds (Southern Ocean County Hospital), Series A,
                                            6.25% due 7/01/2023                                                    4,405

                                            New Jersey Health Care Facilities Financing Authority,
                                            Revenue Refunding Bonds:
                BBB+      NR*       3,000    (Holy Name Hospital), 6% due 7/01/2025                                3,107
                AAA       Aaa       5,000    (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)                5,640
                AAA       Aaa       1,000    (Monmouth Medical Center), Series C, 6.25% due
                                             7/01/2004 (c)(e)                                                      1,124
                AAA       Aaa       1,700    (Saint Barnabas Hospital), Series B, 5.04%** due
                                             7/01/2018 (d)                                                           645
                AAA       Aaa       1,970    (Saint Barnabas Hospital), Series B, 5.04%** due
                                             7/01/2020 (d)                                                           670
                AAA       Aaa       2,365    (Saint Barnabas Hospital), Series B, 5.04%** due
                                             7/01/2021 (d)                                                           760
                AAA       Aaa       5,500    (Saint Barnabas Hospital), Series B, 5.05%** due
                                             7/01/2023 (d)                                                         1,589
                BBB       Baa2      2,075    (Saint Elizabeth Hospital Obligation Group), 6% due
                                             7/01/2027                                                             2,145
                AAA       Aaa       2,300    (Virtua Health Issue), 4.75% due 7/01/2018 (c)                        2,216

                AAA       Aaa       2,000   New Jersey Sports and Exposition Authority, Convention
                                            Center, Luxury Tax Revenue Bonds, Series A, 6.60% due
                                            7/01/2002 (d)(e)                                                       2,211

                                            New Jersey Sports and Exposition Authority, Convention
                                            Center, Luxury Tax Revenue Refunding Bonds (d):
                AAA       Aaa       2,000    5% due 9/01/2015                                                      2,024
                AAA       Aaa       2,205    5% due 9/01/2019                                                      2,197

                                            New Jersey State Educational Facilities Authority, Revenue
                                            Refunding Bonds:
                AAA       Aaa       1,500    (Higher Education--Princeton University), Series C, 6.375%
                                             due 7/01/2002 (e)                                                     1,648
                AA+       Aaa       1,000    (Institute for Advanced Study), Series F, 5% due 7/01/2018            1,003
                AAA       Aaa       2,225    (Ramapo College), Series G, 4.625% due 7/01/2022 (a)                  2,108

                AA+       Aa1       1,970   New Jersey State, GO, UT, AMT, 7.05% due 7/15/2014                     2,298

                NR*       Aaa       2,675   New Jersey State Higher Education Assistance Authority, Student
                                            Loan Revenue Bonds, RIB, AMT, Series 18, 6.235% due 6/01/2017
                                            (a)(f)                                                                 2,728

                AAA       Aaa       2,700   New Jersey State Housing and Mortgage Finance Agency Revenue
                                            Bonds (Home Buyer), AMT, Series M, 7% due 10/01/2026 (d)               2,938

                AAA       Aaa       5,150   New Jersey State Transit Corporation, COP, 6.50% due
                                            10/01/2016 (c)                                                         5,870

                AA-       Aa2       2,500   New Jersey State Transportation Trust Fund Authority Revenue
                                            Bonds (Transportation System), Series A, 5.125% due 6/15/2015          2,563

                AA-       Aa        1,865   New Jersey Wastewater Treatment Trust Revenue Bonds, Series A,
                                            6.50% due 4/01/2004 (e)                                                2,109

SCHEDULE OF INVESTMENTS (concluded)                                                                            (in Thousands)
               S&P       Moody's    Face                                                                          Value
STATE          Ratings   Ratings   Amount   Issue                                                               (Note 1a)

                AAA       Aaa       5,000   Passaic Valley, New Jersey, Sewer Commissioner's Revenue
                                            Refunding Bonds (Sewer System), Series D, 5.875% due
                                            12/01/2022 (a)                                                         5,400

                AA-       A1        1,000   Port Authority of New York and New Jersey, Consolidated
                                            Revenue Bonds, 93rd Series, 6.125% due 6/01/2094                       1,144

                AAA       Aaa       2,500   Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Bonds (JFK International Air Terminal Project),
                                            AMT, Series 6, 5.75% due 12/01/2022 (d)                                2,674

                                            Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Refunding Bonds (Versatile Structure Obligation),
                                            VRDN (g):
                A1+       VMIG1++     200    Series 3, 4.20% due 6/01/2020                                           200
                A1+       VMIG1++   1,400    Series 5, 4.20% due 8/01/2024                                         1,400

                AAA       Aaa       2,500   West Windsor-Plainsboro, New Jersey, Regional School District,
                                            GO, Refunding, 4.75% due 9/15/2024 (b)                                 2,393


Puerto          AAA       Aaa       1,000   Puerto Rico Electric Power Authority, Power Revenue
Rico--0.8%                                  Refunding Bonds, Series EE, 4.50% due 7/01/2002 (d)                      944


                Total Investments (Cost--$110,908)--99.5%                                                        117,065

                Other Assets Less Liabilities--0.5%                                                                  598
                                                                                                                --------
                Net Assets--100.0%                                                                              $117,663
                                                                                                                ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
++    Highest short-term rating by Moody's Investors Service, Inc.

Portfolio
Abbreviations

To simplify the listings of MuniVest New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax
      (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

                See Notes to Financial Statements.

MuniVest New Jersey Fund, Inc., April 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 1999
Assets:             Investments, at value (identified cost--$110,907,956) (Note 1a)                         $117,065,056
                    Cash                                                                                          89,994
                    Interest receivable                                                                        1,630,920
                    Prepaid expenses and other assets                                                             10,063
                                                                                                            ------------
                    Total assets                                                                             118,796,033
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                 $    963,585
                      Dividends to shareholders (Note 1e)                                       104,622
                      Investment adviser (Note 2)                                                51,727        1,119,934
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        12,940
                                                                                                            ------------
                    Total liabilities                                                                          1,132,874
                                                                                                            ------------


Net Assets:         Net assets                                                                              $117,663,159
                                                                                                            ============


Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,500 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 37,500,000
                      Common Stock, par value $.10 per share (5,519,681 shares
                      issued and outstanding)                                              $    551,968
                    Paid-in capital in excess of par                                         76,836,982
                    Undistributed investment income--net                                        537,428
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (3,920,319)
                    Unrealized appreciation on investments--net                               6,157,100
                                                                                           ------------
                    Total--Equivalent to $14.52 net asset value per share of
                    Common Stock (market price--$14.0625)                                                     80,163,159
                                                                                                            ------------
                    Total capital                                                                           $117,663,159
                                                                                                            ============

*Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1999
Investment          Interest and amortization of premium and discount earned                                $  3,214,908
Income (Note 1d):


Expenses:           Investment advisory fees (Note 2)                                      $    295,098
                    Commission fees (Note 4)                                                     47,295
                    Professional fees                                                            44,426

STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1999
                    Accounting services (Note 2)                                                 26,467
                    Transfer agent fees                                                          18,787
                    Directors' fees and expenses                                                 13,627
                    Printing and shareholder reports                                             13,225
                    Listing fees                                                                  8,062
                    Custodian fees                                                                5,045
                    Pricing fees                                                                  3,956
                    Other                                                                         8,869
                                                                                           ------------
                    Total expenses                                                                               484,857
                                                                                                            ------------
                    Investment income--net                                                                     2,730,051
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                            659,143
Unrealized          Change in unrealized appreciation on investments--net                                     (1,802,167)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,587,027
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         1999              1998
Operations:         Investment income--net                                                 $  2,730,051     $  5,584,804
                    Realized gain on investments--net                                           659,143        2,170,081
                    Change in unrealized appreciation on investments--net                    (1,802,167)         743,792
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,587,027        8,498,677
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (2,150,198)      (4,239,104)
(Note 1e):            Preferred Stock                                                          (549,495)      (1,290,390)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (2,699,693)      (5,529,494)
                                                                                           ------------     ------------


Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                   213,678          105,388
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                    (898,988)       3,074,571
                    Beginning of period                                                     118,562,147      115,487,576
                                                                                           ------------     ------------
                    End of period*                                                         $117,663,159     $118,562,147
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    537,428     $    507,070
                                                                                           ============     ============

                    See Notes to Financial Statements.

MuniVest New Jersey Fund, Inc., April 30, 1999


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived         For the Six
from information provided in the financial statements.           Months Ended
                                                                   April 30,               For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             1999            1998          1997        1996       1995
Per Share           Net asset value, beginning of period          $   14.72       $   14.18     $   13.78  $   13.76   $   12.18
Operating                                                         ---------       ---------     ---------  ---------   ---------
Performance:        Investment income--net                              .50            1.01          1.00       1.01        1.02
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.21)            .53           .40        .01        1.58
                                                                  ---------       ---------     ---------  ---------   ---------
                    Total from investment operations                    .29            1.54          1.40       1.02        2.60
                                                                  ---------       ---------     ---------  ---------   ---------
                    Less dividends to Common Stock
                    shareholders:
                      Investment income--net                           (.39)           (.77)         (.78)      (.78)       (.76)
                                                                  ---------       ---------     ---------  ---------   ---------
                    Total dividends to Common Stock
                    shareholders                                       (.39)           (.77)         (.78)      (.78)       (.76)
                                                                  ---------       ---------     ---------  ---------   ---------
                    Effect of Preferred Stock activity:
                      Dividends to Preferred Stock
                      shareholders:
                        Investment income--net                         (.10)           (.23)         (.22)      (.22)       (.26)
                                                                  ---------       ---------     ---------  ---------   ---------
                    Total effect of Preferred Stock activity           (.10)           (.23)         (.22)      (.22)       (.26)
                                                                  ---------       ---------     ---------  ---------   ---------
                    Net asset value, end of period                $   14.52       $   14.72     $   14.18  $   13.78   $   13.76
                                                                  =========       =========     =========  =========   =========
                    Market price per share, end of period         $ 14.0625       $  14.875     $   13.25  $   12.25   $   12.00
                                                                  =========       =========     =========  =========   =========


Total Investment    Based on market price per share                  (2.89%)++       18.56%        14.78%      8.67%      26.66%
Return:**                                                         =========       =========     =========  =========   =========
                    Based on net asset value per share                1.33%++         9.63%         9.19%      6.61%      20.74%
                                                                  =========       =========     =========  =========   =========


Ratios to Average   Expenses, net of reimbursement                     .82%*           .81%          .83%       .81%        .84%
Net Assets:***                                                    =========       =========     =========  =========   =========
                    Expenses                                           .82%*           .81%          .83%       .81%        .84%
                                                                  =========       =========     =========  =========   =========
                    Investment income--net                            4.62%*          4.78%         4.82%      4.87%       5.20%
                                                                  =========       =========     =========  =========   =========


Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                  $  80,163       $  81,062     $  77,988  $  75,775   $  75,657
                                                                  =========       =========     =========  =========   =========
                    Preferred Stock outstanding, end
                    of period (in thousands)                      $  37,500       $  37,500     $  37,500  $  37,500   $  37,500
                                                                  =========       =========     =========  =========   =========
                    Portfolio turnover                               26.42%          54.73%        39.77%     99.56%      62.45%
                                                                  =========       =========     =========  =========   =========


Leverage:           Asset coverage per $1,000                     $   3,138       $   3,162     $   3,080  $   3,021   $   3,018
                                                                  =========       =========     =========  =========   =========


Dividends           Investment income--net                        $     366       $     860     $     805  $     818   $     955
Per Share on                                                      =========       =========     =========  =========   =========
Preferred Stock
Outstanding:

*   Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.
++  Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

MuniVest New Jersey Fund, Inc., April 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $29,650,470 and $31,212,075, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

                                   Realized       Unrealized
                                    Gains           Gains
Long-term investments          $      659,143   $  6,157,100
                               --------------   ------------
Total                          $      659,143   $  6,157,100
                               ==============   ============

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $6,157,100, of which $6,407,453 related to appreciated securities and $250,353 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $110,907,956.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1999 and during the year ended October 31, 1998 increased by 14,564 and 7,164, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.27%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $19,781 as commissions.


5. Capital Loss Carryforward:
At October 31, 1998, the Fund had a net capital loss carryforward of approximately $3,113,000, of which $783,000 expires in 2002 and $2,330,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 6,1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.062475 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

                       UNAUDITED FINANCIAL STATEMENTS FOR

                           PRO FORMA MUNIYIELD AS OF

                                  MAY 31, 1999

                      COMBINED SCHEDULE OF INVESTMENTS FOR
       MUNIYIELD NEW JERSEY FUND, INC. AND MUNIVEST NEW JERSEY FUND, INC.
                            MAY 31, 1999 (UNAUDITED)
                                 (IN THOUSANDS)


S&P      MOODY'S    FACE                                                                              PRO FORMA
RATINGS  RATINGS   AMOUNT                      ISSUE                      MUNIYIELD++   MUNIVEST++   MUNIYIELD++
----------------------------------------------------------------------------------------------------------------
NEW JERSEY -- 100.4%
AA       A1        $2,000   Bernards Township, New Jersey, School          $  2,028            --     $  2,028
                            District, GO, 5.30% due 1/01/2019
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500    Camden County, New Jersey, Improvement               --      $  2,790        2,790
                            Authority, Lease Revenue Bonds (County
                            Guaranteed), 6.15% due 10/01/2004(d)(g)
----------------------------------------------------------------------------------------------------------------
                            Camden County, New Jersey, Municipal
                            Utilities Authority, Sewer Revenue Refunding
                            Bonds(b):
AAA      Aaa       1,000      5.20% due 7/15/2015                                --         1,014        1,014
AAA      Aaa       1,100      County Agreement, 5.25% due 7/15/2017           1,114            --        1,114
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,815    Cape May County, New Jersey, Industrial           2,273         2,063        4,336
                            Pollution Control Financing Authority
                            Revenue Bonds (Atlantic City Electric
                            Company Project), AMT, Series A, 7.20% due
                            11/01/2029(d)
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000    Carteret, New Jersey, Board of Education             --           959          959
                            COP, Refunding Bonds, 4.75% due 4/15/2019(d)
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500    Casino Reinvestment Development Authority,        2,533            --        2,533
                            New Jersey, Parking Fee Revenue Bonds,
                            Series A, 5.25% due 10/01/2015(c)
----------------------------------------------------------------------------------------------------------------
                            East Orange, New Jersey, Board of Education,
                            COP, Capital Appreciation (c):
AAA      Aaa       1,420      5.30%** due 8/01/2016                             588            --          588
AAA      Aaa       1,000      5.34%** due 2/01/2019                             359            --          359
AAA      Aaa       2,845      5.202%** due 8/01/2026                            683            --          683
AAA      Aaa       1,425      (AGH Leasing Inc.), 5.32%** due 8/01/2017          --           558          558
----------------------------------------------------------------------------------------------------------------
AAA      Aaa         750    Essex County, New Jersey, Improvement               736            --          736
                            Authority, Parking Facility Revenue
                            Refunding Bonds, 5% due 10/01/2022(a)
----------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,000    Essex County, New Jersey, Utilities               1,962            --        1,962
                            Authority, Solid Waste Revenue Refunding
                            Bonds, Series A, 5% due 4/01/2022(c)
----------------------------------------------------------------------------------------------------------------
AA       Aa2       1,000    Gloucester County, New Jersey, Industrial         1,027            --        1,027
                            Pollution Contol Financing Authority,
                            Revenue Refunding Bonds (Mobil Oil Refining
                            Corp. Project), 5.625% due 12/01/2028
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,880    Hudson County, New Jersey, COP, Refunding         5,267            --        5,267
                            (Correctional Facilities), 6.60% due
                            12/01/2021(d)
----------------------------------------------------------------------------------------------------------------
AAA      NR*       7,875    Hudson County, New Jersey, Improvement            5,286         3,039        8,325
                            Authority, Facility Lease Revenue Refunding
                            Bonds, Residual Certificates, RIB, Series
                            34, 7.175% due 10/01/2024(b)(e)
----------------------------------------------------------------------------------------------------------------
AA       Aa3       2,600    Jersey City, New Jersey, School, GO, 6.65%        2,830            --        2,830
                            due 2/15/2002(g)
----------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR


       MUNIYIELD NEW JERSEY FUND, INC. AND MUNIVEST NEW JERSEY FUND, INC.


                      MAY 31, 1999 (UNAUDITED) (CONTINUED)


                                 (IN THOUSANDS)



S&P      MOODY'S    FACE                                                                              PRO FORMA
RATINGS  RATINGS   AMOUNT                      ISSUE                      MUNIYIELD++   MUNIVEST++   MUNIYIELD++
----------------------------------------------------------------------------------------------------------------
AAA      NR*       $ 835    Metuchen, New Jersey, School District, GO,           --      $    842     $    842
                            5.15% due 9/15/2019(b)
----------------------------------------------------------------------------------------------------------------
                            Middlesex County, New Jersey, COP(d):
AAA      Aaa       1,600      6.125% due 2/15/2004(g)                            --         1,754        1,754
AAA      Aaa       1,750      4.85% due 6/15/2023                          $  1,680            --        1,680
----------------------------------------------------------------------------------------------------------------
                            Middlesex County, New Jersey, Improvement
                            Authority, Utility System Revenue Bonds,
                            Capital Appreciation (Perth Amboy Project),
                            Series B (a):
AAA      Aaa       1,000      5.16%** due 9/01/2023                             280            --          280
AAA      Aaa         500      5.16%** due 9/01/2024                             133            --          133
AAA      Aaa       1,000      5.16%** due 9/01/2025                             251            --          251
AAA      Aaa       1,300      5.16%** due 9/01/2026                             309            --          309
----------------------------------------------------------------------------------------------------------------
NR*      VMIG1+      100    Monmouth County, New Jersey, Improvement            100            --          100
                            Authority Revenue Bonds (Pooled Government
                            Loan Program), ACES, 3.10% due 8/01/2016(f)
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,690    New Jersey Casino Reinvestment Development           --         1,708        1,708
                            Authority, Parking Fee Revenue Bonds, Series
                            A, 5.25% due 10/01/2016(c)
----------------------------------------------------------------------------------------------------------------
                            New Jersey EDA, Economic Development Revenue
                            Refunding Bonds:
NR*      Aa3       1,500      (Burlington Coat Factory), 6.125% due              --         1,641        1,641
                              9/01/2010
A-1+     P-1       1,000      (Stolthaven Project), VRDN, Series A,              --         1,000        1,000
                              4.20% due 1/15/2018(f)
----------------------------------------------------------------------------------------------------------------
                            New Jersey EDA, First Mortgage Revenue
                            Refunding Bonds, (Fellowship Village) Series
                            A:
BBB-     NR*       1,250      5.50% due 1/01/2018                             1,225            --        1,225
BBB-     NR*       5,000      5.50% due 1/01/2025                             2,881         1,920        4,801
----------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    2,400    New Jersey EDA, Natural Gas Facilities            1,200         1,200        2,400
                            Revenue Bonds (NUI Corporation Project),
                            VRDN, AMT, Series A, 3.25% due
                            6/01/2026(a)(f)
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       8,900    New Jersey EDA, Natural Gas Facilities            5,523         4,308        9,831
                            Revenue Refunding Bonds (NUI Corporation
                            Project), Series A, 6.35% due 10/01/2022(a)
----------------------------------------------------------------------------------------------------------------
                            New Jersey EDA Revenue Bonds(d):
AAA      Aaa       2,400      (Educational Testing Service), Series B,           --         2,700        2,700
                              6.25% due 5/15/2005(g)
NR*      Aaa       7,385      (Saint Barnabas), Series A, 5.53%** due            --         2,202        2,202
                              7/01/2022
----------------------------------------------------------------------------------------------------------------
                            New Jersey EDA, Revenue Bonds, Capital
                            Appreciation (Saint Barnabas Project),
                            Series A (d):
NR*      Aaa       4,000      5.55%** due 7/01/2017                           1,566            --        1,566
NR*      Aaa       5,435      5.47%** due 7/01/2018                           2,013            --        2,013
NR*      Aaa       6,000      5.19%** due 7/01/2019                           2,102            --        2,102

                      COMBINED SCHEDULE OF INVESTMENTS FOR


       MUNIYIELD NEW JERSEY FUND, INC. AND MUNIVEST NEW JERSEY FUND, INC.


                      MAY 31, 1999 (UNAUDITED) (CONTINUED)


                                 (IN THOUSANDS)



S&P      MOODY'S    FACE                                                                              PRO FORMA
RATINGS  RATINGS   AMOUNT                      ISSUE                      MUNIYIELD++   MUNIVEST++   MUNIYIELD++
----------------------------------------------------------------------------------------------------------------
NR*      Aaa       $1,000     5.18%** due 7/01/2023                        $    283            --     $    283
NR*      Aaa       8,350      5%** due 7/01/2025                              2,118            --        2,118
----------------------------------------------------------------------------------------------------------------
                            New Jersey EDA, Revenue Refunding Bonds:
AAA      Aaa       2,000      (Educational Testing Service), Series A,        1,920            --        1,920
                              4.75% due 5/15/2018(d)
NR*      NR*       1,250      First Mortgage, (Franciscan Oaks Project),         --      $  1,256        1,256
                              5.70% due 10/01/2017
NR*      NR*       1,250      First Mortgage, (Franciscan Oaks Project),         --         1,251        1,251
                              5.75% due 10/01/2023
AAA      Aaa       2,500      (RJW Health Care Corporation), 6.50% due        2,765            --        2,765
                              7/01/2024(c)
----------------------------------------------------------------------------------------------------------------
NR*      Aa1       15,250   New Jersey EDA, Solid Waste Disposal             11,686         4,892       16,578
                            Facilities Revenue Bonds (Garden State Paper
                            Company), 7.125% due 4/01/2022
----------------------------------------------------------------------------------------------------------------
BB       Ba2       3,630    New Jersey EDA, Special Facility Revenue             --         3,583        3,583
                            Bonds (Continental Airlines Inc. Project),
                            AMT, 5.50% due 4/01/2028
----------------------------------------------------------------------------------------------------------------
                            New Jersey EDA, Water Facilities Revenue
                            Bonds, AMT:
AAA      Aaa       4,000      (American Water Company Inc. Project), 6%       2,154         2,154        4,308
                              due 5/01/2036(b)
AAA      Aaa       5,355      RITR, Series 34, 6.92% due 5/01/2032(b)(e)      2,543         2,904        5,447
AAA      Aaa       1,500      RITR, Series 35, 6.87% due                         --         1,519        1,519
                              2/01/2038(d)(e)(f)
----------------------------------------------------------------------------------------------------------------
A-1+     VMIG1+    1,600    New Jersey EDA, Water Facilities Revenue          1,300           300        1,600
                            Refunding Bonds (United Water New Jersey
                            Inc. Project), VRDN, Series A, 3.35% due
                            11/01/2026(a)(f)
----------------------------------------------------------------------------------------------------------------
                            New Jersey Health Care Facilities Financing
                            Authority Revenue Bonds:
AAA      Aaa       2,800      (Catholic Health East), Series E, 4.75%         2,592            --        2,592
                              due 11/15/2029(a)
NR*      Baa1      4,200      (Southern Ocean County Hospital), Series           --         4,392        4,392
                              A, 6.25% due 7/01/2023
----------------------------------------------------------------------------------------------------------------
                            New Jersey Health Care Facilities Financing
                            Authority, Revenue Refunding Bonds:
A-       A3        6,060      (Atlantic City Medical Center), Series C,       6,538            --        6,538
                              6.80% due 7/01/2011
BBB+     NR*       2,000      (Christian Health Care Center) Series A,        1,946            --        1,946
                              5.25% due 7/01/2013
AAA      Aaa       1,000      (Community Medical Center/Kimball), 5.25%       1,026            --        1,026
                              due 7/01/2011(c)
AAA      Aaa       1,000      (Community Medical Center/Kimball), 5.25%       1,022            --        1,022
                              due 7/01/2012(c)
AAA      Aaa       2,135      (Community Medical Center/Kimball), 5.25%       2,173            --        2,173
                              due 7/01/2013(c)
BBB+     NR*       6,500      (Holy Name Hospital), 6% due 7/01/2025          3,611         3,095        6,706

                      COMBINED SCHEDULE OF INVESTMENTS FOR


       MUNIYIELD NEW JERSEY FUND, INC. AND MUNIVEST NEW JERSEY FUND, INC.


                      MAY 31, 1999 (UNAUDITED) (CONTINUED)


                                 (IN THOUSANDS)



S&P      MOODY'S    FACE                                                                              PRO FORMA
RATINGS  RATINGS   AMOUNT                      ISSUE                      MUNIYIELD++   MUNIVEST++   MUNIYIELD++
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       $5,000     (Jersey Shore Medical Center), 6.75% due           --      $  5,586     $  5,586
                              7/01/2019(a)
AAA      Aaa       1,000      (Monmouth Medical Center), Series C, 6.25%         --         1,115        1,115
                              due 7/01/2004(c)(g)
----------------------------------------------------------------------------------------------------------------
                            New Jersey Health Care Facilities Financing
                            Authority Revenue Refunding Bonds:
A        NR*       1,750      (Palisades Medical Center Obligation         $  1,707            --        1,707
                              Group), 5.25% due 7/01/2028
AAA      Aaa       1,700      (Saint Barnabas Hospital), Series B,               --           630          630
                              5.04%** due 7/01/2018(d)
AAA      Aaa       1,970      (Saint Barnabas Hospital), Series B,               --           654          654
                              5.04%** due 7/01/2020(d)
AAA      Aaa       2,365      (Saint Barnabas Hospital), Series B,               --           744          744
                              5.04%** due 7/01/2021(d)
AAA      Aaa       5,500      (Saint Barnabas Hospital), Series B,               --         1,554        1,554
                              5.05%** due 7/01/2023(d)
AAA      Aaa       4,550      (Saint Barnabas Health Center), Series B,       2,364         1,854        4,218
                              4.75% due 7/01/2028(d)
BBB      Baa2      2,450      (Saint Elizabeth Hospital Obligation            2,532            --        2,532
                              Group), 6% due 7/01/2020
BBB      Baa2      2,075      (Saint Elizabeth Hospital Obligation               --         2,137        2,137
                              Group), 6% due 7/01/2027
AAA      Aaa       2,300      (Virtua Health Issue), 4.75% due                   --         2,186        2,186
                              7/01/2018(c)
AAA      Aaa       1,555      (Virtua Health Issue), 4.50% due                1,378            --        1,378
                              7/01/2028(c)
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000    New Jersey Sports and Exposition Authority           --         2,195        2,195
                            Convention Center, Luxury Tax Revenue Bonds,
                            Series A, 6.60% due 7/01/2002(d)(g)
----------------------------------------------------------------------------------------------------------------
                            New Jersey Sports and Exposition Authority
                            Convention Center, Luxury Tax Revenue
                            Refunding Bonds (d):
AAA      Aaa       5,200      5% due 9/01/2015                                3,193         1,995        5,188
AAA      Aaa       6,205      5% due 9/01/2019                                3,949         2,177        6,126
----------------------------------------------------------------------------------------------------------------
                            New Jersey State Educational Facilities
                            Authority Revenue Refunding Bonds (Institute
                            for Advanced Study):
AA+      Aaa       1,000      Series F, 5% due 7/01/2018                         --           992          992
AAA      Aaa       2,225      Series G, 4.625% due 7/01/2022(a)                  --         2,065        2,065
----------------------------------------------------------------------------------------------------------------
                            New Jersey State Educational Facilities
                            Authority, Higher Educational Revenue Bonds
                            (Saint Peters College), Series B(g):
BBB      Baa3      3,355      6.80% due 7/01/2002                             3,692            --        3,692
BBB      Baa3      3,600      6.85% due 7/01/2002                             3,967            --        3,967
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       6,435    New Jersey State Educational Facilities           5,384         1,636        7,020
                            Authority, Higher Educational Revenue
                            Refunding Bonds (Princeton University),
                            Series C, 6.375% due 7/01/2002(g)

                      COMBINED SCHEDULE OF INVESTMENTS FOR


       MUNIYIELD NEW JERSEY FUND, INC. AND MUNIVEST NEW JERSEY FUND, INC.


                      MAY 31, 1999 (UNAUDITED) (CONTINUED)


                                 (IN THOUSANDS)



S&P      MOODY'S    FACE                                                                              PRO FORMA
RATINGS  RATINGS   AMOUNT                      ISSUE                      MUNIYIELD++   MUNIVEST++   MUNIYIELD++
----------------------------------------------------------------------------------------------------------------
                            New Jersey State Educational Facilities
                            Authority Revenue Bonds:
BBB+     NR*       $6,250     (Drew University), Series E, 6.25% due       $  6,779            --     $  6,779
                              7/01/2002(g)
AA+      Aaa       1,000      (Institute for Advanced Study), Series G,         980            --          980
                              5% due 7/01/2028
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,240    New Jersey State Educational Facilities           2,318            --        2,318
                            Authority Revenue Refunding Bonds (Seton
                            Hall University Project), 5.25% due
                            7/01/2013(a)
----------------------------------------------------------------------------------------------------------------
A        A3        6,030    New Jersey State Educational Facilities           6,636            --        6,636
                            Authority Revenue Bonds (Stevens Institute
                            of Technology), Series A, 6.80% due
                            7/01/2002(g)
----------------------------------------------------------------------------------------------------------------
AA+      Aa1       4,075    New Jersey State, GO, AMT, 7.05% due              2,414      $  2,276        4,690
                            7/15/2015
----------------------------------------------------------------------------------------------------------------
NR*      Aaa       7,675    New Jersey State Higher Education Assistance      5,050         2,702        7,752
                            Authority, Student Loan Revenue Bonds, RIB,
                            AMT, Series 18, 6.925% due 6/01/2017(a)(e)
----------------------------------------------------------------------------------------------------------------
                            New Jersey State Housing and Mortgage
                            Finance Agency, Home Buyer Revenue Bonds,
                            AMT(d):
AAA      Aaa       6,340      Series M, 7% due 10/01/2026                     3,949         2,929        6,878
AAA      Aaa       1,940      Series U, 5.55% due 10/01/2011                  2,022            --        2,022
AAA      Aaa       3,335      Series U, 5.60% due 10/01/2012                  3,476            --        3,476
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       7,150    New Jersey State Transit Corporation, COP,        2,249         5,791        8,040
                            6.50% due 10/01/2016(c)
----------------------------------------------------------------------------------------------------------------
AA-      Aa2       10,000   New Jersey State Transportation Trust Fund        7,544         2,515       10,059
                            Authority Revenue Bonds (Transportation
                            System), Series A, 5.125% due 6/15/2015
----------------------------------------------------------------------------------------------------------------
AA-      Aa        1,865    New Jersey Wastewater Treatment Trust                --         2,091        2,091
                            Revenue Bonds, Series A, 6.50% due
                            4/01/2004(g)
----------------------------------------------------------------------------------------------------------------
                            North Brunswick Township, New Jersey, GO:
NR*      A1        1,190      6.50% due 5/15/2012                             1,290            --        1,290
NR*      A1        1,400      6.50% due 5/15/2013                             1,517            --        1,517
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000    Passaic Valley, New Jersey, Sewer                    --         5,352        5,352
                            Commissioner's Refunding Bonds (Sewer
                            System), Series D, 5.875% due 12/01/2022(a)
----------------------------------------------------------------------------------------------------------------
AA-      A1        5,000    Port Authority of New York and New Jersey,        4,520         1,130        5,650
                            Consolidated Revenue Bonds, 93rd Series,
                            6.125% due 6/01/2094
----------------------------------------------------------------------------------------------------------------
NR*      Aaa       4,325    Port Authority of New York and New Jersey,        4,864            --        4,864
                            RITR, AMT, 108th Series, 8.085% due
                            1/15/2017(c)(e)
----------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR


       MUNIYIELD NEW JERSEY FUND, INC. AND MUNIVEST NEW JERSEY FUND, INC.


                      MAY 31, 1999 (UNAUDITED) (CONTINUED)


                                 (IN THOUSANDS)



S&P      MOODY'S    FACE                                                                              PRO FORMA
RATINGS  RATINGS   AMOUNT                      ISSUE                      MUNIYIELD++   MUNIVEST++   MUNIYIELD++
----------------------------------------------------------------------------------------------------------------
                            Port Authority of New York and New Jersey,
                            Special Obligation Revenue Bonds (JFK
                            International Air Terminal Project), AMT,
                            Series 6(d):
AAA      Aaa       $2,500     5.75% due 12/01/2022                               --      $  2,629     $  2,629
AAA      Aaa       2,500      5.75% due 12/01/2025                         $  2,611            --        2,611
----------------------------------------------------------------------------------------------------------------
                            Port Authority of New York and New Jersey,
                            Special Obligation Revenue Refunding Bonds
                            (Versatile Structure Obligation), VRDN (f):
A-1+     VMIG1+      200      AMT, Series 4, 3.30% due 4/01/2024                200            --          200
A-1+     VMIG1+      800      Series 3, 3.35% due 6/01/2020                     800            --          800
A-1      VMIG1+    4,400      Series 5, 3.35% due 8/01/2024                   3,000         1,400        4,400
----------------------------------------------------------------------------------------------------------------
AA       A1        2,700    Rutgers State University, New Jersey,             2,524            --        2,524
                            Revenue Bonds, Series A, 4.75% due 5/01/2029
----------------------------------------------------------------------------------------------------------------
AA       A1        2,275    Rutgers State University, New Jersey,             2,451            --        2,451
                            Revenue Refunding Bonds (State University of
                            New Jersey), Series A, 6.50% due 5/01/2018
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       7,250    South Jersey Transportation Authority, New        4,620         2,431        7,051
                            Jersey, Transportation System Revenue
                            Refunding Bonds, 5% due 11/01/2029(a)
----------------------------------------------------------------------------------------------------------------
AA+      Aaa         635    Union County, New Jersey, Improvement               677            --          677
                            Authority Revenue Refunding Bonds (County
                            Guaranteed Lease), 5.30% due 11/15/2006
----------------------------------------------------------------------------------------------------------------
NR*      Aaa       3,440    Union County, New Jersey, Utilities               3,582            --        3,582
                            Authority, RITR, Series 38, 7.07% due
                            6/01/2020(a)(e)
----------------------------------------------------------------------------------------------------------------
                            West Windsor-Plainsboro, New Jersey,
                            Regional School District, GO, Refunding:
AAA      Aaa       2,500      4.75% due 9/15/2022                             2,382            --        2,382
AAA      Aaa       2,500      4.75% due 9/15/2023                             2,376            --        2,376
----------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500    West Windsor-Plainsboro, New Jersey,                 --         2,371        2,371
                            Regional School District, GO, Refunding,
                            4.75% due 9/15/2024(b)
----------------------------------------------------------------------------------------------------------------
PUERTO RICO --
  1.0%
AAA      Aaa       3,500    Puerto Rico Electric Power Authority, Power       2,318           927        3,245
                            Revenue Refunding Bonds, Series EE, 4.50%
                            due 7/01/2002(d)
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST -- $305,581) -- 101.4%                              200,941       117,108      318,049
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4)%                              (3,630)         (744)      (6,553)
                                                                           --------      --------     --------
NET ASSETS -- 100.0%                                                       $197,311      $116,364     $311,496
                                                                           ========      ========     ========


(a)  AMBAC Insured.
(b)  FGIC Insured.
(c)  FSA Insured.
(d)  MBIA Insured.

                      COMBINED SCHEDULE OF INVESTMENTS FOR


       MUNIYIELD NEW JERSEY FUND, INC. AND MUNIVEST NEW JERSEY FUND, INC.


                      MAY 31, 1999 (UNAUDITED) (CONCLUDED)


                                 (IN THOUSANDS)

(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
(g)  Prerefunded.
*    Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+    Highest short-term rating by Moody's Investors Service, Inc.
++   Value as discussed in the Combined Notes to Financial
     Statements.
See Notes to Financial Statements.



PORTFOLIO
ABBREVIATIONS
      To simplify the listings of MuniYield New Jersey Fund's
      portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.
ACES  Adjustable Convertible Extendable Securities
AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes

     The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds at May 31, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at May 31, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at May 31, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.


        PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

     FOR MUNIYIELD NEW JERSEY FUND, INC. AND MUNIVEST NEW JERSEY FUND, INC.


                         AS OF MAY 31, 1999 (UNAUDITED)


                                                                                     PRO FORMA
                                       MUNIYIELD       MUNIVEST     ADJUSTMENTS      MUNIYIELD
                                      ------------   ------------   -----------     ------------
ASSETS:
Investments, at value* (Note 1a)....  $200,940,955   $117,108,016                   $318,048,971
Cash................................        92,507         19,612                        112,119
Interest receivable.................     3,419,292      1,838,986                      5,258,278
Prepaid expenses and other assets...         7,648         10,063                         17,711
                                      ------------   ------------   -----------     ------------
Total assets........................   204,460,402    118,976,677                    323,437,079
                                      ------------   ------------   -----------     ------------
LIABILITIES:
Payables:
  Securities purchased..............     6,874,439      2,431,350                      9,305,789
  Dividends to shareholders (Note
     1e)............................       179,344         97,481     1,889,284(1)     2,166,109
  Investment adviser (Note 2).......        78,741         46,444                        125,185
Accrued expenses and other
  liabilities.......................        16,783         37,175       290,000(2)       343,958
                                      ------------   ------------   -----------     ------------
Total liabilities...................     7,149,307      2,612,450     2,179,284       11,941,041
                                      ------------   ------------   -----------     ------------
NET ASSETS:
Net Assets..........................  $197,311,095   $116,364,227   $(2,179,284)    $311,496,038
                                      ============   ============   ===========     ============
CAPITAL
Capital Stock (200,000,000 shares of
  each Fund authorized; 200,000,000
  shares as adjusted)
Preferred Stock, par value $.05 per
  share of AMPS** issued and
  outstanding+ at $25,000 per share
  liquidation preference............  $ 60,000,000   $ 37,500,000                   $ 97,500,000
Common Stock, par value $.10 per
  share, issued and outstanding++...       910,078        551,968       (27,434)       1,434,612
Paid-in capital in excess of par....   127,439,164     76,836,982      (262,566)     204,013,580
Undistributed investment
  income -- net.....................     1,329,756        515,272    (1,845,028)               0
Undistributed (accumulated) realized
  capital gains (losses) on
  investments -- net................        44,256     (3,920,318)      (44,256)      (3,920,318)
Unrealized appreciation on
  investments -- net................     7,587,841      4,880,323                     12,468,164
                                      ------------   ------------   -----------     ------------
Total capital.......................  $197,311,095   $116,364,227   $(2,179,284)    $311,496,038
                                      ============   ============   ===========     ============

                                                                                     PRO FORMA
                                       MUNIYIELD       MUNIVEST     ADJUSTMENTS      MUNIYIELD
                                      ------------   ------------   -----------     ------------
Net asset value per share of Common
  Stock.............................        $15.09         $14.29            --           $14.92
                                      ============   ============   ===========     ============

------------------------------------------------------------------------------------------------
 * Identified Cost..................  $193,353,114   $112,227,693                   $305,580,807
                                      ============   ============   ===========     ============
 + Shares issued and outstanding....         2,400          1,500            --            3,900
                                      ============   ============   ===========     ============
++ Shares issued and outstanding....     9,100,783      5,519,681      (274,345)      14,346,119
                                      ============   ============   ===========     ============
------------------------------------------------------------------------------------------------
** Auction Market Preferred Stock.



(1) Assumes the distribution of undistributed net investment income and undistributed realized capital gains.



(2) Reflects the charge for estimated Reorganization expenses of $290,000.


See Notes to Financial Statements.

     The following unaudited pro forma Combined Statement of Operations has been derived from the statement of operations of the respective Funds for the period December 1, 1998 to May 31, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on December 1, 1998. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on December 1, 1998 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.


                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

     FOR MUNIYIELD NEW JERSEY FUND, INC. AND MUNIVEST NEW JERSEY FUND, INC.


                                  (UNAUDITED)


                                          MUNIYIELD           MUNIVEST
                                        FOR THE PERIOD     FOR THE PERIOD
                                       DECEMBER 1, 1998   DECEMBER 1, 1998                   PRO FORMA
                                       TO MAY 31, 1999    TO MAY 31, 1999    ADJUSTMENTS     MUNIYIELD
                                       ----------------   ----------------   -----------    -----------
INVESTMENT INCOME (NOTE 1d):
Interest and amortization of premium
  and discount earned................    $ 5,537,561        $ 3,209,856                     $ 8,747,417
                                         -----------        -----------                     -----------
EXPENSES:
Investment advisory fees (Note 2)....        499,819            294,600                         794,419
Commission fees......................         76,201             47,260                         123,461
Professional fees....................         37,317             45,470        (44,487)(1)       38,300
Accounting services (Note 2).........         32,749             26,491        (15,240)(1)       44,000
Transfer agent fees..................         16,610             18,868                          35,478
Directors' fees and expenses.........         11,635             13,702        (13,702)(1)       11,635
Printing and shareholder reports.....         12,778             13,246         (3,026)(1)       22,998
Listing fees.........................          8,323              8,056                          16,379
Custodian fees.......................          7,993              4,757                          12,750
Pricing fees.........................          6,139              4,216                          10,355
Other................................          8,917              8,375                          17,292
                                         -----------        -----------       --------      -----------
Total expenses.......................        718,481            485,041        (76,455)       1,127,067
                                         -----------        -----------       --------      -----------
Investment income -- net.............      4,819,080          2,724,815         76,455        7,620,350
                                         -----------        -----------       --------      -----------
REALIZED & UNREALIZED GAINS (LOSSES)
ON INVESTMENTS -- NET (NOTES 1b & 1d)
Realized gain on
  investments -- net.................      1,741,499            507,077                       2,248,576
Change in unrealized
  appreciation/depreciation on
  investments -- net.................     (6,281,812)        (2,965,438)                     (9,247,250)
                                         -----------        -----------       --------      -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS......................    $   278,767        $   266,454       $ 76,455      $   621,676
                                         ===========        ===========       ========      ===========


---------------

(1) Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting, and other services.



(2) This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $290,000.


See Notes to Financial Statements.

                        MUNIYIELD NEW JERSEY FUND, INC.


                     COMBINED NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES:


MuniYield New Jersey Fund, Inc. (the "Fund," which term as used herein shall refer to MuniYield New Jersey Fund, Inc. after giving effect to the Reorganization) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.


(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

                                                                       EXHIBIT I
                      INFORMATION PERTAINING TO EACH FUND

GENERAL INFORMATION PERTAINING TO THE FUNDS

                                                                DEFINED TERM      FISCAL
                                                                   USED IN         YEAR      STATE OF      MEETING
                            FUND                                  EXHIBIT I        END     ORGANIZATION     TIME
                            ----                              -----------------   ------   ------------   ---------
MuniYield New Jersey Fund, Inc. ............................  MuniYield           11/30         MD        3:30 p.m.
MuniVest New Jersey Fund, Inc. .............................  MuniVest            10/31         MD        2:30 p.m.


                                                              SHARES OF CAPITAL STOCK
                                                                 OUTSTANDING AS OF
                                                                  THE RECORD DATE
                                                              ------------------------
                            FUND                               COMMON STOCK     AMPS
                            ----                              --------------   -------
MuniYield...................................................  9,100,783         2,400
MuniVest ...................................................  5,519,681         1,500


INFORMATION PERTAINING TO OFFICERS AND DIRECTORS

     Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.


                                                   BOARD                        AUDIT COMMITTEE
                                      -------------------------------   -------------------------------
                                         #                                 #                               AGGREGATE
                                      MEETINGS   ANNUAL   PER MEETING   MEETINGS   ANNUAL   PER MEETING    FEES AND
                FUND                   HELD*     FEE($)    FEE($)**       HELD     FEE($)    FEE($)**     EXPENSES($)
                ----                  --------   ------   -----------   --------   ------   -----------   -----------
MuniYield...........................     8       2,500        250          4        500         125          23,089
MuniVest ...........................     5       2,500        250          4        500         125          26,147


---------------
  * Includes meetings held via teleconferencing equipment.

 ** The Chairman of the Audit Committee receives an annual fee of $1,000.

*** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

     Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

                                                                    COMPENSATION FROM MUNIYIELD($)*
                                                              -------------------------------------------
                            FUND                              BODURTHA   LONDON   MARTIN    MAY    PEROLD
                            ----                              --------   ------   ------   -----   ------
MuniYield...................................................   4,500     4,500    4,500    4,500   4,500

                                                                    COMPENSATION FROM MUNIVEST($)*
                                                         -----------------------------------------------------
                         FUND                            CECIL   CRUM    MEYER   SUNDERLAND   TOUCHTON   WEISS
                         ----                            -----   -----   -----   ----------   --------   -----
MuniVest...............................................  4,500   4,500   4,500     4,500       4,500     4,500

---------------
* No pension or retirement benefits are accrued as part of Fund expenses.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), including the Funds, to the non-affiliated Board members for the year ended December 31, 1998.

MUNIYIELD:

                                                              AGGREGATE COMPENSATION FROM FAM/MLAM
                   NAME OF BOARD MEMBER                     ADVISED FUNDS PAID TO BOARD MEMBERS($)(1)
                   --------------------                     -----------------------------------------
James H. Bodurtha.........................................                   163,500
Herbert I. London.........................................                   163,500
Robert R. Martin..........................................                   163,500
Joseph L. May.............................................                   163,500
Andre F. Perold...........................................                   163,500

---------------
(1) The Directors serve on the boards of FAM/MLAM-advised funds as follows: Mr. Bodurtha (29 registered investment companies consisting of 47 portfolios); Mr. London (29 registered investment companies consisting of 47 portfolios); Mr. Martin (29 registered investment companies consisting of 47 portfolios); Mr. May (29 registered investment companies consisting of 47 portfolios); and Mr. Perold (29 registered investment companies consisting of 47 portfolios).

MUNIVEST:


                                                              AGGREGATE COMPENSATION FROM FAM/MLAM
                   NAME OF BOARD MEMBER                     ADVISED FUNDS PAID TO BOARD MEMBERS($)(1)
                   --------------------                     -----------------------------------------
Donald Cecil..............................................                   277,808
M. Colyer Crum............................................                   116,600
Edward H. Meyer...........................................                   214,558
Jack B. Sunderland........................................                   133,600
J. Thomas Touchton........................................                   133,600
Fred G. Weiss.............................................                   140,842


---------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Cecil (35 registered investment companies consisting of 35 portfolios); Mr. Crum (17 registered investment companies consisting of 17 portfolios); Mr. Meyer (35 registered investment companies consisting of 35 portfolios); Mr. Sunderland (20 registered investment companies consisting of 36 portfolios); Mr. Touchton (20 registered investment companies consisting of 36 portfolios); and Mr. Weiss (17 registered investment companies consisting of 17 portfolios).


     Set forth in the table below is information about the Directors of each of the Funds. Unless otherwise noted, the address of each Director is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


                                                                       DIRECTOR SINCE
                                                                    --------------------
                NAME, ADDRESS AND BIOGRAPHY                   AGE   MUNIYIELD   MUNIVEST
                ---------------------------                   ---   ---------   --------
James H. Bodurtha...........................................  55      1995        --
  36 Popponesset Road, Cotuit, Massachusetts 02635. Director
  and Executive Vice President, The China Business Group,
  Inc. since 1996; Chairman and Chief Executive Officer,
  China Enterprise Management Corporation from 1993 to 1996;
  Chairman, Berkshire Corporation since 1980; Partner,
  Squire, Sanders & Dempsey from 1980 to 1993; Director,
  Gilder Group LLC and related companies since 1999.

Herbert I. London...........................................  60      1992        --
  2 Washington Square Village, New York, New York 10012.
  John M. Olin Professor of Humanities at New York
  University since 1993 and Professor thereof since 1980;
  Dean, Gallatin Division of New York University from 1976
  to 1993; Distinguished Fellow, Herman Kahn Chair at Hudson
  Institute from 1984 to 1985; Director, Damon Corporation
  from 1991 to 1995; Overseer, Center for Naval Analyses
  from 1983 to 1993; Limited Partner, Hypertech LP in 1996.

                                                                       DIRECTOR SINCE
                                                                    --------------------
                NAME, ADDRESS AND BIOGRAPHY                   AGE   MUNIYIELD   MUNIVEST
                ---------------------------                   ---   ---------   --------
Robert R. Martin............................................  72      1993        --
  513 Grand Hill, St. Paul, Minnesota 55102. Chairman and
  Chief Executive Officer, Kinnard Investments, Inc. from
  1990 to 1993; Executive Vice President, Dain Bosworth from
  1974 to 1989; Director, Carnegie Capital Management from
  1977 to 1985 and Chairman thereof in 1979; Director,
  Securities Industry Association from 1981 to 1982 and
  Public Securities Association from 1979 to 1980; Chairman
  of the Board, WTC Industries, Inc. in 1994; Trustee,
  Northland College since 1992.

Joseph L. May...............................................  70      1992        --
  424 Church Street, Suite 2000, Nashville, Tennessee 37219.
  Attorney in private practice since 1984; President, May
  and Athens Hosiery Mills Division, Wayne-Gossard
  Corporation from 1954 to 1983; Vice President,
  Wayne-Gossard Corporation from 1972 to 1983; Chairman, The
  May Corporation (personal holding company) from 1972 to
  1983; Director, Signal Apparel Co. from 1972 to 1989.

Andre F. Perold.............................................  47      1992        --
  Morgan Hall, Soldiers Field, Boston, Massachusetts 02163.
  Professor, Harvard Business School since 1989 and
  Associate Professor from 1983 to 1989; Trustee, The Common
  Fund since 1989; Director, Quantec Limited from 1991 to
  1999; Director, TIBCO from 1994 to 1996; Director, Genbel
  Securities Limited and Genbel Bank since 1999.

Terry K. Glenn..............................................  59      1999        1999
  Executive Vice President of MLAM and FAM since 1983;
  Executive Vice President and Director of Princeton
  Services, Inc. ("Princeton Services") since 1993;
  President of Princeton Funds Distributor, Inc. ("PFD")
  since 1986 and Director thereof since 1991; President of
  Princeton Administrators, L.P. since 1988.

Arthur Zeikel...............................................  67      1992        1993
  300 Woodland Avenue, Westfield, New Jersey 07090. Chairman
  of FAM and MLAM from 1997 to 1999; President of FAM and
  MLAM from 1977 to 1997; Chairman of Princeton Services
  from 1997 to 1999, Director thereof from 1993 to 1999 and
  President thereof from 1993 to 1997; Executive Vice
  President of Merrill Lynch & Co., Inc. from 1990 to 1999.

Donald Cecil................................................  72      --          1993
  1114 Avenue of the Americas, New York, New York 10036.
  Special Limited Partner of Cumberland Associates (an
  investment partnership) since 1982; Member of Institute of
  Chartered Financial Analysts; Member and Chairman of
  Westchester County (N.Y.) Board of Transportation.

M. Colyer Crum..............................................  67      --          1993
  104 Westcliff Road, Weston, Massachusetts 02193. Currently
  James R. Williston Professor of Investment Management
  Emeritus at Harvard Business School; James R Williston
  Professor of Investment Management at Harvard Business
  School from 1971 to 1996; Director of Cambridge Bancorp,
  Copley Properties, Inc. and Sun Life Assurance Company of
  Canada.

                                                                       DIRECTOR SINCE
                                                                    --------------------
                NAME, ADDRESS AND BIOGRAPHY                   AGE   MUNIYIELD   MUNIVEST
                ---------------------------                   ---   ---------   --------
Laurie Simon Hodrick........................................  37      --         1999*
  809 Uris Hall, 3022 Broadway, New York, NY 10027.
  Professor of Finance and Economics, Graduate School of
  Business, Columbia University since 1998; Associate
  Professor of Finance and Economics, Graduate School of
  Business, Columbia University from 1996 to 1998; Associate
  Professor of Finance, J.L. Kellogg Graduate School of
  Management, Northwestern University from 1992 to 1996.
Edward H. Meyer.............................................  72      --          1993
  777 Third Avenue, New York, New York 10017. President of
  Grey Advertising Inc. since 1968, Chief Executive Officer
  since 1970 and Chairman of the Board of Directors since
  1972; Director of Harman International Industries, Inc.
  and Ethan Allen Interiors, Inc.
Jack B. Sunderland..........................................  70      --          1993
  P.O. Box 7, West Cornwall, Connecticut 06796. President
  and Director of American Independent Oil Company, Inc. (an
  energy company) since 1987; Member of Council on Foreign
  Relations since 1971.
J. Thomas Touchton..........................................  60      --          1993
  Suite 3405, One Tampa City Center, 201 North Franklin
  Street, Tampa, Florida 33062. Managing Partner of The Witt
  Touchton Company and its predecessor, The Witt Co. (a
  private investment partnership), since 1972; Trustee
  Emeritus of Washington and Lee University; Director of
  TECO Energy, Inc. (an electric utility holding company).
Fred G. Weiss...............................................  58      --          1998
  16410 Maddalena Place, Delray Beach, Florida 33446.
  Managing Director of FGW Associates since 1997; Vice
  President, Planning Investment, and Development of Warner
  Lambert Co. from 1979 to 1997.



     * Ms. Hodrick was elected to the Board of MuniVest on November 4, 1999; therefore, no other information is required to be provided about her in this
Exhibit I.


     Set forth in the table below is information about the officers of each of the Funds. The address of each officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                                                                                  OFFICER SINCE
                                                                               --------------------
                  NAME AND BIOGRAPHY                     AGE       OFFICE      MUNIYIELD   MUNIVEST
                  ------------------                     ---   --------------  ---------   --------
Terry K. Glenn.........................................  59      President       1992*       1993*
  Executive Vice President of MLAM and FAM since 1983;
  Executive Vice President and Director of Princeton
  Services since 1993; President of PFD since 1986 and
  Director thereof since 1991; President of Princeton
  Administrators, L.P. since 1988.
Vincent R. Giordano....................................  55     Senior Vice     1992        1993
  Senior Vice President of FAM and MLAM since 1984;              President
  Portfolio Manager of FAM and MLAM since 1977; Senior
  Vice President of Princeton Services since 1993.
Kenneth A. Jacob.......................................  48    Vice President    1992        1993
  First Vice President of MLAM since 1997; Vice
  President of MLAM from 1984 to 1997; Vice President
  of FAM since 1984.

                                                                                  OFFICER SINCE
                                                                               --------------------
                  NAME AND BIOGRAPHY                     AGE       OFFICE      MUNIYIELD   MUNIVEST
                  ------------------                     ---   --------------  ---------   --------
Donald C. Burke........................................  39    Vice President   1993        1993
  Senior Vice President and Treasurer of MLAM and FAM            Treasurer      1999        1999
  since 1999; Senior Vice President and Treasurer of
  Princeton Services since 1999; Vice President of PFD
  since 1999; First Vice President of MLAM from 1997 to
  1999; Vice President of MLAM from 1990 to 1997;
  Director of Taxation of MLAM since 1990.

Theodore R. Jaeckel, Jr................................  40    Vice President    1997        1997
  Director (Municipal Tax-Exempt Fund Management) of
  MLAM since 1997; Vice President of MLAM from 1991 to
  1997.

Alice A. Pellegrino....................................  39      Secretary       1999        1999
  Vice President of MLAM since 1999; Attorney
  associated with MLAM since 1997; Associate with
  Kirkpatrick & Lockhart LLP from 1992 to 1997.


---------------
* Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

                                                                      EXHIBIT II

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 5th day of November, 1999, by and between MuniYield New Jersey Fund, Inc., a Maryland corporation ("MuniYield") and MuniVest New Jersey Fund, Inc., a Maryland corporation ("MuniVest") (MuniYield and MuniVest are sometimes referred to herein collectively as the "Funds").


                             PLAN OF REORGANIZATION

     The reorganization will comprise the following:

     (1) the acquisition by MuniYield of substantially all of the assets, and the assumption by MuniYield of substantially all of the liabilities of MuniVest in exchange solely for an equal aggregate value of newly issued shares of (A) common stock, with a par value of $0.10 per share, of MuniYield ("MuniYield Common Stock") and (B) auction market preferred stock of MuniYield, with a liquidation preference of $25,000 per share plus an amount equal to accumulated by unpaid dividends thereon (whether or not earned or declared) to be designated Series B ("MuniYield Series B AMPS"), and (2) the subsequent distribution by MuniVest to MuniVest stockholders of (x) all of the MuniYield Common Stock received by MuniVest in exchange for such stockholders' shares of common stock, with a par value of $0.10 per share, of MuniVest ("MuniVest Common Stock") and
(y) all of the MuniYield Series B AMPS received by MuniVest in exchange for such stockholders' shares of auction market preferred stock of MuniVest, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) designated Series A ("MuniVest AMPS");

all upon and subject to the terms hereinafter set forth (collectively, the "Reorganization").

     In the course of the Reorganization, MuniYield Common Stock and MuniYield Series B AMPS will be distributed to the stockholders of MuniVest as follows:

          (1) each holder of MuniVest Common Stock will be entitled to receive a number of shares of MuniYield Common Stock equal to the aggregate net asset value of the MuniVest Common Stock owned by such stockholder on the Exchange Date (as defined in Section 7(a) of the Agreement) and (2) each holder of MuniVest AMPS will be entitled to receive a number of shares of MuniYield Series B AMPS equal to the aggregate liquidation preference (and aggregate value) of the MuniVest AMPS owned by such stockholder on the Exchange Date.

     It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     Prior to the Exchange Date, MuniVest shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of MuniVest's net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the MuniVest AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

     Articles Supplementary to MuniYield's Articles of Incorporation establishing the powers, rights and preferences of the MuniYield Series B AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the Exchange Date.

     As promptly as practicable after the consummation of the Reorganization, MuniVest shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each of the Funds hereby agrees as follows:

1. REPRESENTATIONS AND WARRANTIES OF MUNIYIELD.

     MuniYield represents and warrants to, and agrees with, MuniVest that:

          (a) MuniYield is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniYield has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) MuniYield is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-6570), and such registration has not been revoked or rescinded and is in full force and effect. MuniYield has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.


          (c) MuniVest has been furnished with MuniYield's Annual Report to Stockholders for the fiscal year ended November 30, 1998, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of MuniYield as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


          (d) MuniVest has been furnished with MuniYield's Semi-Annual Report to Stockholders for the six months ended May 31, 1999, and the unaudited financial statements appearing therein fairly present the financial position of MuniYield as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) An unaudited statement of assets, liabilities and capital of MuniYield and an unaudited schedule of investments of MuniYield, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to MuniVest, at or prior to the Exchange Date for the purpose of determining the number of shares of MuniYield Common Stock and MuniYield Series B AMPS to be issued to MuniVest pursuant to Section 4 of this Agreement; each will fairly present the financial position of MuniYield as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) MuniYield has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniYield, threatened against it which assert liability on the part of MuniYield or which materially affect its financial condition or its ability to consummate the Reorganization. MuniYield is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (h) MuniYield is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

          (i) There are no material contracts outstanding to which MuniYield is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to MuniVest prior to the Valuation Time.

          (j) MuniYield has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 1999; and those incurred in connection with the Reorganization. As of the Valuation Time, MuniYield will advise MuniVest in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniYield of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (l) The registration statement filed by MuniYield on Form N-14 which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of MuniYield relating to the MuniYield Common Stock and MuniYield Series B AMPS to be issued pursuant to this Agreement, (the "Joint Proxy Statement and Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meetings referred to in
     Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to MuniYield (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniYield for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

          (m) MuniYield is authorized to issue 200,000,000 shares of capital stock, of which 2,400 shares have been designated as Series A AMPS and 199,997,600 have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (n) The shares of MuniYield Common Stock and MuniYield Series B AMPS to be issued to MuniVest pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of MuniYield will have any preemptive right of subscription or purchase in respect thereof.

          (o) At or prior to the Exchange Date, the MuniYield Common Stock to be transferred to MuniVest for distribution to the stockholders of MuniVest on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (p) At or prior to the Exchange Date, the shares of MuniYield Series B AMPS to be transferred to MuniVest on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of AMPS of MuniVest presently are qualified, and there are a sufficient number of MuniYield AMPS Series B registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (q) At or prior to the Exchange Date, MuniYield will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the MuniYield Common Stock and MuniYield Series B AMPS to MuniVest.

2. REPRESENTATIONS AND WARRANTIES OF MUNIVEST

     MuniVest represents and warrants to, and agrees with MuniYield that:

          (a) MuniVest is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniVest has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) MuniVest is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-7574), and such registration has not been revoked or rescinded and is in full force and effect. MuniVest has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify through its taxable year ending upon liquidation.

          (c) As used in this Agreement, the term "MuniVest Investments" shall mean (i) the investments of MuniVest shown on the schedule of its investments as of the Valuation Time furnished to MuniYield; and (ii) all other assets owned by MuniVest or liabilities incurred as of the Valuation Time.

          (d) MuniVest has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


          (e) MuniYield has been furnished with MuniVest's Annual Report to Stockholders for the fiscal year ended October 31, 1998, and the audited financial statements appearing therein, having been examined by Ernst & Young LLP, independent public accountants, fairly present the financial position of MuniVest as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


          (f) MuniYield has been furnished with MuniVest's Semi-Annual Report to Stockholders for the six months ended April 30, 1999, and the unaudited financial statements appearing therein fairly present the financial position of MuniVest as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (g) An unaudited statement of assets, liabilities and capital of MuniVest and an unaudited schedule of investments of MuniVest, each as of the Valuation Time, will be furnished to MuniYield at or prior to the Exchange Date for the purpose of determining the number of shares of MuniYield Common Stock and MuniYield Series B AMPS to be issued to MuniVest pursuant to Section 4 of this Agreement; each will fairly present the financial position of MuniVest as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniVest, threatened against it which assert liability on the part of MuniVest or which materially affect its financial condition or its ability to consummate the Reorganization. MuniVest, is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (i) There are no material contracts outstanding to which MuniVest is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MuniYield prior to the Valuation Time.

          (j) MuniVest is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

          (k) MuniVest has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1999 and those incurred in connection with the Reorganization. As of the Valuation Time, MuniVest will advise MuniYield in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (l) MuniVest has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of MuniVest have been adequately provided for on its books, and no tax deficiency or liability of MuniVest has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

          (m) At both the Valuation Time and the Exchange Date, MuniVest will have full right, power and authority to sell, assign, transfer and deliver the MuniVest Investments. At the Exchange Date, subject only to the obligation to deliver the MuniVest Investments as contemplated by this Agreement, MuniVest will have good and marketable title to all of the MuniVest Investments, and MuniYield will acquire all of the MuniVest Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the MuniVest Investments or materially affect title thereto).

          (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniVest of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.


          (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to MuniVest (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniVest for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.



          (p) MuniVest is authorized to issue 200,000,000 shares of capital stock, of which 1,500 shares have been designated as AMPS and 199,998,500 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (q) All of the issued and outstanding shares of MuniVest Common Stock and MuniVest AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

          (r) The books and records of MuniVest made available to MuniYield and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of MuniVest.

          (s) MuniVest will not sell or otherwise dispose of any of the shares of MuniYield Common Stock or MuniYield Series B AMPS to be received in the Reorganization, except in distribution to the stockholders of MuniVest, as provided in Section 3 of this Agreement.

3. THE REORGANIZATION.

          (a) Subject to receiving the requisite approvals of the stockholders of each of the Funds, and to the other terms and conditions contained herein, (i) MuniVest agrees to convey, transfer and deliver to MuniYield and MuniYield agrees to acquire from MuniVest on the Exchange Date, all of the MuniVest Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of MuniVest in exchange solely for that number of shares of MuniYield Common Stock and MuniYield Series B AMPS provided in Section 4 of this Agreement.

          Pursuant to this Agreement, as soon as practicable after the Exchange Date (i) MuniVest will distribute all shares of MuniYield Common Stock and MuniYield Series B AMPS received by it to its stockholders in exchange for their shares of MuniVest Common Stock and MuniVest AMPS. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of MuniYield in the amounts due the stockholders of MuniVest based on their respective holdings in MuniVest as of the Valuation Time.

          (b) Prior to the Exchange Date, MuniVest shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the MuniVest AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

          (c) MuniVest will pay or cause to be paid to MuniYield any interest MuniVest receives on or after the Exchange Date with respect to MuniVest Investments transferred to MuniYield hereunder.


          (d) The Valuation Time shall be 4:00 p.m., Eastern time, on February 18, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").


          (e) Recourse for liabilities assumed from MuniVest by MuniYield in the Reorganization will be limited to the net assets of MuniVest acquired by MuniYield. The known liabilities of MuniVest, as of the Valuation Time, shall be confirmed in writing to MuniYield pursuant to Section 2(k) of this Agreement.

          (f) The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of the MuniVest Investments.

          (g) MuniVest will be dissolved following the Exchange Date by filing Articles of Dissolution with the Maryland Department.

          (h) MuniYield will file with the Maryland Department Articles Supplementary to its Articles of Incorporation establishing the powers, rights and preferences of the MuniYield Series B AMPS prior to the closing of the Reorganization.

          (i) As promptly as practicable after the liquidation of MuniVest pursuant to the Reorganization, MuniVest shall terminate its respective registration under the 1940 Act.

4. ISSUANCE AND VALUATION OF MUNIYIELD COMMON STOCK AND MUNIYIELD SERIES B AMPS IN THE REORGANIZATION.

     Full shares of MuniYield Common Stock and MuniYield Series B AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of MuniVest acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of MuniVest assumed by MuniYield in the Reorganization, shall be issued to MuniVest by MuniYield in exchange for such assets of MuniVest, plus cash in lieu of fractional shares. MuniYield will issue to MuniVest (a) a number of shares of MuniYield Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of MuniVest Common Stock, determined as set forth below and (b) a number of shares of MuniYield Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the MuniVest AMPS, determined as set forth below.


     The net asset value of each of the Funds and the liquidation preference and value of the AMPS of each of the Funds shall be determined as of the Valuation Time in accordance with the procedures described in (i) the final prospectus of MuniYield, dated April 24, 1992, relating to the MuniYield Common Stock and (ii) the final prospectus of MuniYield, dated June 24, 1992, relating to the MuniYield AMPS, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of MuniVest Investments to be transferred to MuniYield shall be determined by MuniYield pursuant to the procedures utilized by MuniYield in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by MuniYield in cooperation with MuniVest and shall be confirmed in writing by MuniYield to MuniVest. The net asset value per share of the MuniYield Common Stock and the liquidation preference and value per share of the MuniYield Series B AMPS shall be determined in accordance with such procedures and MuniYield shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of shares of Common Stock of that Fund outstanding at such time.


     MuniYield shall issue to MuniVest separate certificates or share deposit receipts for the MuniYield Common Stock and the MuniYield Series B AMPS, each registered in the name of MuniVest. MuniVest then shall distribute the MuniYield Common Stock and the MuniYield Series B AMPS to the holders of MuniVest Common Stock and MuniVest AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the MuniYield Common Stock to The Bank of New York, as the transfer agent and registrar for the MuniYield Common Stock for distribution to the holders of MuniVest Common Stock on the basis of such holder's proportionate interest in the aggregate net asset value of the Common Stock of MuniVest and (ii) the MuniYield Series B AMPS to The Bank of New York, as the transfer agent and registrar for the MuniYield Series B AMPS for distribution to the holders of MuniVest AMPS on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the AMPS of MuniVest. With respect to any MuniVest stockholder holding certificates evidencing ownership of either MuniVest Common Stock or MuniVest AMPS as of the Exchange Date, and subject to MuniYield being informed thereof in writing by MuniVest, MuniYield will not permit such stockholder to receive new certificates evidencing ownership of the MuniYield Common Stock or the MuniYield Series B AMPS, exchange MuniYield Common Stock or MuniYield Series B AMPS credited to such stockholder's account for shares of other investment companies managed by Merrill Lynch Asset Management L.P. ("MLAM") or any of its affiliates, or pledge or redeem such MuniYield Common Stock or MuniYield Series B AMPS, in any case, until notified by MuniVest or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of MuniVest Common Stock or MuniVest AMPS or, in the event of lost certificates, posted adequate bond. MuniVest, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of MuniVest Common Stock or MuniVest AMPS, as the case may be, or post adequate bond therefor.

     Dividends payable to holders of record of shares of MuniYield Common Stock or MuniYield Series B AMPS, as the case may be, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of MuniVest shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of common stock or AMPS of MuniVest, as the case may be, for exchange.

     No fractional shares of MuniYield Common Stock will be issued to holders of MuniVest Common Stock. In lieu thereof, MuniYield's transfer agent, The Bank of New York, will aggregate all fractional shares of MuniYield Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of MuniYield Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing MuniVest Common Stock.

5. PAYMENT OF EXPENSES.


     (a) With respect to expenses incurred in connection with the Reorganization, (i) each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business, and (ii) MuniYield shall pay, subsequent to the Exchange Date and pro rata according to each Fund's net assets at the Valuation Time, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.


     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. COVENANTS OF THE FUNDS.

     (a) Each Fund agrees to call a special meeting of its stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

     (b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.

     (c) MuniVest agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of MuniYield Common Stock or MuniYield Series B AMPS, as applicable other than to its stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by MuniYield, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

     (d) MuniVest undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that MuniVest has ceased to be a registered investment company.

     (e) MuniYield will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (f) MuniYield has no plan or intention to sell or otherwise dispose of MuniVest Investments, except for dispositions made in the ordinary course of business.

     (g) Each of the Funds agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. MuniYield agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of MuniVest for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, MuniVest shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by MuniVest (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Fund Asset Management, L.P. ("FAM") at the time such tax returns and Forms 1099 are prepared.

     (h) The Funds each agree to mail to its respective stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, MuniYield will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7. EXCHANGE DATE.

     (a) Delivery of the assets of MuniVest to be transferred, together with any other MuniVest Investments, and the shares of MuniYield Common Stock and MuniYield Series B AMPS to be issued as provided in this Agreement, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that MuniVest Investments, for any reason, are not transferable on the Exchange Date, MuniVest shall cause MuniVest Investments to be transferred to MuniYield's account with The Bank of New York at the earliest practicable date thereafter.


     (b) MuniVest will deliver to MuniYield on the Exchange Date confirmations or other adequate evidence as to the tax basis of MuniVest Investments delivered to MuniYield hereunder, certified by Ernst & Young LLP.


     (c) As soon as practicable after the close of business on the Exchange Date, MuniVest shall deliver to MuniYield a list of the names and addresses of all of the stockholders of record of MuniVest on the Exchange Date and the number of shares of common stock and AMPS of MuniVest owned by each such stockholder, certified to the best of their knowledge and belief by the applicable transfer agent for MuniVest or by its President.

8. MUNIVEST CONDITIONS.

     The obligations of MuniVest hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Directors of each of the Funds and by the affirmative vote of (i) the holders of (a) a majority of the MuniYield Common Stock and MuniYield AMPS, voting together as a single class, and (b) a majority of the MuniYield AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon;
     (ii) the holders of (a) a majority of the MuniVest Common Stock and MuniVest AMPS, voting together as a single class, and (b) a majority of the MuniVest AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon and further that each Fund shall have delivered to each other Fund a copy of the resolution approving this Agreement adopted by such Fund's Board of Directors, and a certificate setting forth the vote of such Fund's stockholders obtained at its special meeting, each certified by the Secretary of the appropriate Fund.

          (b) That MuniVest shall have received from MuniYield a statement of assets, liabilities and capital, with values determined as provided in
     Section 4 of this Agreement, together with a schedule of MuniYield's investments, all as of the Valuation Time, certified on the Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by MuniYield's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of MuniYield since the date of MuniYield's most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

          (c) That MuniYield shall have furnished to MuniVest a certificate signed by MuniYield's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of MuniYield made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MuniYield has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That MuniVest shall have received an opinion or opinions of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to MuniVest and dated the Exchange Date, to the effect that (i) each of the Funds is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of MuniYield Common Stock and MuniYield Series B AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by MuniYield, and no stockholder of MuniYield has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of MuniYield or the state law of Maryland, or to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of the Funds, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either Fund is a party or by which either Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) MuniVest has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, MuniVest will have duly transferred such assets and liabilities in accordance with this

     Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) the information in the Joint Proxy Statement and Prospectus under "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders" and "Agreement and Plan of Reorganization -- Tax Consequences of the Reorganization," (other than information related to New Jersey law or legal conclusions involving matters of New Jersey law as to which we express no opinion) to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective stockholders; (xii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any of the Funds, the unfavorable outcome of which would materially and adversely affect such Fund; (xiii) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (xiv) such opinion is solely for the benefit of the Funds and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

          (f) That MuniVest shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by MuniVest of substantially all of its assets to MuniYield in exchange solely for shares of MuniYield Common Stock and MuniYield Series B AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the respective Funds will each be deemed to be a "party" to a reorganization within the meaning of
     Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to MuniVest as a result of the asset transfer solely in exchange for shares of MuniYield Common Stock and MuniYield Series B AMPS, as the case may be, or on the distribution of the MuniYield stock to stockholders of MuniVest under Section 361(c)(1);
     (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield on the receipt of assets of MuniVest in exchange for its shares;
     (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of MuniVest on the receipt of shares of MuniYield in exchange for their shares of MuniVest (except to the extent that common stockholders receive cash representing an interest in fractional shares of MuniYield Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of MuniVest's assets in the hands of MuniYield will be the same as the tax basis of such assets in the hands of MuniVest immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of MuniYield received by the stockholders of MuniVest in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of MuniVest surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the shares of MuniYield will be determined by including the period for which such stockholder held MuniVest shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield's holding period with respect to MuniVest's assets transferred will include the period for which such assets were held by MuniVest; (ix) the payment of cash to common stockholders of MuniVest in lieu of fractional shares of MuniYield Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder's basis allocable to the MuniYield fractional shares; and (x) the taxable year of MuniVest will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield will succeed to and take into account certain tax attributes of MuniVest, such as earnings and profits, capital loss carryovers and method of accounting.

          (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the other.

          (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniYield, be contemplated by the Commission.


          (i) That MuniVest shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to them, to the effect that (i) they are independent public accountants with respect to MuniYield within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniYield included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniYield included in the N-14 Registration Statement, and inquiries of certain officials of MuniYield responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniYield appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniYield or from schedules prepared by officials of MuniYield having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniYield or would prohibit the Reorganization.

          (k) That MuniVest shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as its counsel, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. MUNIYIELD CONDITIONS.

     The obligations of MuniYield hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors and the stockholders of each of the Funds as set forth in Section 8(a); and that MuniVest shall have delivered to MuniYield a copy of the resolution approving this Agreement adopted by MuniVest's Board of Directors, and a certificate setting forth the vote of the stockholders of MuniVest obtained, each certified by its Secretary.

          (b) That MuniVest shall have furnished to MuniYield a statement of its assets, liabilities and capital, with values determined as provided in
     Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of MuniVest since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in the MuniVest Investments since that date or changes in the market value of MuniVest Investments.

          (c) That MuniVest shall have furnished to MuniYield a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of MuniVest made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and MuniVest has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.


          (d) That MuniVest shall have delivered to MuniYield a letter from Ernst & Young LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of MuniVest for the period ended October 31, 1998 (which returns originally were prepared and filed by MuniVest), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of MuniVest for the period covered thereby; and that for the period from November 1, 1998, to and including the Exchange Date and for any taxable year of MuniVest ending upon the liquidation of MuniVest, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 1998, to and including the Exchange Date and for any taxable year of MuniVest, ending upon the liquidation of such fund or that such fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.


          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) That MuniYield shall have received an opinion of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to MuniYield and dated the Exchange Date, with respect to the matters specified in
     Section 8(e) of this Agreement and such other matters as MuniYield reasonably may deem necessary or desirable.

          (g) That MuniYield shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.


          (h) That MuniYield shall have received from Ernst & Young LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to MuniYield, to the effect that (i) they are independent public accountants with respect to MuniVest within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniVest included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniVest included in the N-14 Registration Statement, and inquiries of certain officials of MuniVest responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniVest appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniVest or from schedules prepared by officials of MuniVest having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.


          (i) That MuniVest Investments to be transferred to MuniYield shall not include any assets or liabilities which MuniYield, by reason of charter limitations or otherwise, may not properly acquire or assume.

          (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniVest, be contemplated by the Commission.

          (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniVest or would prohibit the Reorganization.

          (l) That MuniYield shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to MuniYield, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (m) That all proceedings taken by MuniVest and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniYield.

          (n) That prior to the Exchange Date, MuniVest shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the MuniVest AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

10. INDEMNIFICATION.

     (a) MuniVest hereby agrees to indemnify and hold MuniYield harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which MuniYield may incur or sustain by reason of the fact that (i) MuniYield shall be required to pay any corporate obligation of MuniVest, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against MuniVest which were omitted or not fairly reflected in the financial statements to be delivered to MuniYield in connection with the Reorganization; (ii) any representations or warranties made by MuniVest in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of MuniVest has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein attributable to such Fund not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except with respect to
(iv)(a) and (b) herein insofar as such claim is based on written information furnished to MuniVest by MuniYield.

     (b) MuniYield hereby agrees to indemnify and hold MuniVest harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which MuniVest may incur or sustain by reason of the fact that (i) any representations or warranties made by MuniYield in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of MuniYield has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to MuniYield by MuniVest.

     (c) In the event that any claim is made against MuniYield in respect of which indemnity may be sought by MuniYield from MuniVest under Section 10(a) of this Agreement, or in the event that any claim is made against MuniVest in respect of which indemnity may be sought by MuniVest from MuniYield under
Section 10(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this

Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between MuniYield and MuniVest seeking indemnification that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this
Section 10, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

11. TERMINATION, POSTPONEMENT AND WAIVERS.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of MuniVest if any condition of MuniVest's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of MuniYield if any condition of MuniYield's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.


     (b) If the transactions contemplated by this Agreement have not been consummated by August 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.


     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of MuniYield Common Stock or

MuniYield Series B AMPS, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

12. OTHER MATTERS.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), MuniYield will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

        THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD NEW JERSEY FUND, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to MuniYield's transfer agent with respect to such shares. MuniVest will provide MuniYield on the Exchange Date with the name of any stockholder of MuniVest who is to the knowledge of MuniVest an affiliate of MuniVest on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to any Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, and Articles Supplementary of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                          MUNIYIELD NEW JERSEY FUND, INC.


                                          By: /s/ DONALD C. BURKE

                                            ------------------------------------

                                            Donald C. Burke, Vice President and
                                                          Treasurer



Attest:/s/ ALICE A. PELLEGRINO

      -----------------------------

          Alice A. Pellegrino,
                 Secretary


                                          MUNIVEST NEW JERSEY FUND, INC.


                                          By: /s/ DONALD C. BURKE

                                            ------------------------------------

                                            Donald C. Burke, Vice President and
                                                          Treasurer



Attest:/s/ ALICE A. PELLEGRINO

      -----------------------------

          Alice A. Pellegrino,
                 Secretary

                                  EXHIBIT III

                  ECONOMIC AND OTHER CONDITIONS IN NEW JERSEY

     The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of New Jersey issuers, however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.

     New Jersey (sometimes referred to herein as the "State") personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

     The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 2000" refers to the State's fiscal year beginning July 1, 1999 and ending June 30, 2000.

     The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items are recorded in the General Fund.

     The State's undesignated General Fund balance was $442 million for Fiscal Year 1996, $281 million for Fiscal Year 1997 and $228 million for Fiscal Year 1998. For the Fiscal Year 1999 and the Fiscal Year 2000, the balance in the undesignated General Fund is estimated to be $207 million and $171 million, respectively.


     The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.


     The State of New Jersey has implemented a plan to address the Year 2000 data processing problem and ensure the continuation of government operations into the Year 2000 and beyond. Planning for the Year 2000 commenced in 1997 with the requirement that the various State departments submit comprehensive three year action plans identifying all year 2000 impacts, strategies and timeframes for addressing these impacts and estimates of cost. The State imposed a moratorium during Fiscal Year 1998 on all non-year 2000 related data processing activities to ensure availability of resources for Year 2000 compliance. Agencies were directed to review current and ongoing technology initiatives in light of the moratorium and suspend all those that are not considered mission critical. This moratorium will remain in effect until each agency can certify that it is Year 2000 compliant. As of May 31, 1999, the testing, validation and implementation of 83% of all centrally maintained State systems was complete. Departmental systems are in varying stages of implementation. The total estimated cost to the State to achieve Year 2000 compliance is $120 million of which approximately $81.1 million of expenditures were incurred as of May 31, 1999. Colleges and universities, authorities, municipal, county and local sub-divisions will address Year 2000 issues separately.

     The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     During 1998 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth.

     Average employment in 1998 increased by 76.5 thousand jobs compared to 1997. Job gains were spread across a number of industries with particularly strong growth in business services (20,900) and in wholesale and retail trade (18,000).

                                      III-1

     For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity -- high technology, health, financial, entertainment and logistics. One of every three of the State's workers are in these sectors, and as a whole these sectors accounted for a 19% increase in employment over the past decade compared to a 4% employment growth for all other State industries.

     Personal income in New Jersey, spurred by strong labor markets increased by 5.4% in 1998, a rate comparable to the national rate of increase. As a result, retail sales rose by an estimated 6.2%. Low inflation, now less than 2%, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable goods expenditures. Home building had its best year of the decade.

     Joblessness fell in terms of both its absolute level and its rate, and by the end of 1998, New Jersey's unemployment rate was at or below that of the nation.

     The outlook for 1999/2000 is for continued, although more moderate economic growth. Job gains in the State may be constrained at times by labor shortages in skilled technical areas, will be in the 50,000 range and personal income growth will slow to an average of 4.3%.

     Major caveats and uncertainties in the economic forecast for 1999/2000 have increased. The national conditions in energy, agriculture, and manufactured exports, particularly to Asian markets, are threats to the U.S. economy. However, these areas of economic activity are under-represented in New Jersey and hence the State has been able to avoid the immediate and direct effects of those problems.

     Other areas of concern include possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner profits for U.S. corporations. In addition, the restructuring of major industries will continue spurred by the imperative of cost containment, globalization of competition and deregulation. Thus, 1999/2000 contains more risk than the recent past, but the momentum and measures of the State's economic health are favorable.

     The New Jersey outlook is based largely on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey's workforce, and those maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of the State's economy.

     Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et. seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

     The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

     In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

     At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et. seq.). An independent study estimated an aggregate potential exposure of $87,880,000 for tort and medical malpractice claims pending as of July 1, 1998. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

                                      III-2

     Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgement stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The petition was then amended to include three more rural districts for a total of 20. The State and plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs' filing of a subsequent amended pleading. There has been no decision on the last motion to dismiss filed. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously.

     Similar complaints have been filed individually by the school districts of Dover and Pennsville. The matter concerning Dover is presently pending before the Commissioner of Education and the parties are awaiting a decision on the State's motion to dismiss. Pennsville is also pending before the Commissioner of Education. The State is unable, at this time, to estimate its exposure for these claims. The State intends to vigorously defend these matters.

     Verner Stubaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, filed a complaint alleging that the State's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. The complaint was filed April 20, 1998. On June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. The State defendants filed a motion to dismiss the amended complaint on September 18, 1998. The motion was argued on January 29, 1999 and the court reserved its decision. The State will vigorously defend this matter. The State is unable, at this time, to estimate its exposure for these claims.

     United Hospitals et al. v. State of New Jersey and William Waldman. These cases represent challenges by 19 State hospitals to Medicaid hospital reimbursement since 1995. The matters were filed in the Appellate Division of the Superior Court of New Jersey. The hospitals challenge all of the following:
(i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State's reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations' interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services ("DHS") incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The State intends to vigorously defend these actions.

     Abbott Districts' Early Childhood Plan Appeals. Abbott districts, in furtherance of the Court's decision in Abbott v. Burke and DOE regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department's concerns regarding each district's plan, and asked that amended plans be submitted to the Department. The Abbott districts have filed individual petitions of appeal with the Commissioner. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State has filed answers or motions in lieu of answers. The matters are being transmitted to the Office of Administrative Law for further proceedings. To date, thirteen districts have filed petitions. Additionally, the Education Law Center has filed petitions on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson and on behalf of the students of West New York. The State is unable to estimate its exposure for these claims and intends to defend the suits vigorously.

                                      III-3

     United Healthcare System, Inc. v. Fishman and Guhl. This Chapter 11 case commenced two years ago when United Hospital closed. Through the adversary complaint, United seeks to expunge proofs of claim filed in the Chapter 11 case in 1997 by the Department of Health and Senior Services and the Department of Human Services. United moreover asserts claims for turnover of the property of the debtor's estate and declaratory relief. United wants the bankruptcy court to take jurisdiction of and decide Medicaid reimbursement matters pending in New Jersey state administrative proceedings or on appeal in the New Jersey appellate courts. The pending Medicaid matters have an alleged potential exposure of approximately $90 million. United also seeks turnover of monies collected by the Department of Health and Senior Services pursuant to a statutory charge of a $10 per adjusted hospital admission in 1995-97 and an assessment of .53% of annual hospital operating revenue in 1994-97. The State has filed a motion to dismiss. The State intends to vigorously defend this action and also to oppose federal bankruptcy court jurisdiction.

     Currently, the State's general obligation bonds are rated AA+ by Standard & Poor's, Aa1 by Moody's and AA+ by Fitch IBCA. From time to time agencies may change their ratings.

                                      III-4

                                   EXHIBIT IV

                RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

     Short-term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality ... but ... lacking the undeniable strength of the preceding grades."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA                 Debt rated "AAA" has the highest rating assigned by Standard
                    & Poor's. Capacity of the obligor to meet its financial
                    commitment on the obligation is extremely strong.
AA                  Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its
                    financial commitment on the obligation is very strong.
A                   Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB                 Debt rated "BBB" exhibits adequate protection parameters.
                    However, adverse economic conditions or changing
                    circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the
                    obligation.
BB                  Debt rated "BB," "B," "CCC," "CC", and "C" are regarded as
B                   having significant speculative characteristics. "BB"
CCC                 indicates the least degree of speculation and "C" the
CC                  highest degree of speculation. While such debt will likely
C                   have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
D                   Debt rated "D" is in payment default. The "D" rating
                    category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such
                    payments will be made during such grace period. The "D"
                    rating also will be used upon the filing of a bankruptcy
                    petition or the taking of similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Issues rated "B" are regarded as having only speculative capacity for timely payment.
C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard &
                    Poor's believes that such payments will be made during such grace period.

c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.
p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
                    Continuance of the ratings is contingent upon Standard &
                    Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1                Strong capacity to pay principal and interest. An issue
                    determined to possess a very strong capacity to pay debt
                    service is given a plus (+) designation.
SP-2                Satisfactory capacity to pay principal and interest with
                    some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3                Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR Indicates that Fitch does not rate the specific issue.

CONDITIONAL

     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED

     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN

     A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT

     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

RATINGS OUTLOOK

     An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C          Bonds are in imminent default in payment of interest or principal.

DDD        Bonds are in default on interest and/or principal payments. Such
DD         bonds are extremely speculative and should be valued on the basis of
D their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.



     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+".

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-l" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                     PART C

                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Amended and Restated Articles of Incorporation, a form of which was previously filed as an exhibit to the Common Stock Registration Statement (defined below); Article VI of the Registrant's By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant's Common Stock, a form of which was filed as an exhibit to the Common Stock Registration Statement, and (ii) Section 7 of the Purchase Agreement relating to the Registrant's AMPS, a form of which was filed as an exhibit to the AMPS Registration Statement (defined below), for provisions relating to the indemnification of the underwriter.

ITEM 16.  EXHIBITS.


1  (a) --   Articles of Incorporation of the Registrant, dated February
            21, 1992.
   (b) --   Form of Articles Supplementary creating the Series A AMPS.
   (c) --   Form of Articles Supplementary creating additional Series A
            AMPS.
   (d) --   Articles of Amendment to Articles Supplementary creating the
            Series A AMPS.
   (e) --   Form of Articles Supplementary creating the Series B AMPS. (a)
2      --   By-Laws of the Registrant.
3      --   Not Applicable.
4      --   Form of Agreement and Plan of Reorganization among the
            Registrant and MuniVest New Jersey Fund, Inc. (included in
            Exhibit II to the Proxy Statement and Prospectus contained in this Registration Statement)
5      --   Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of
            Incorporation and the By-Laws of the Registrant. (b)
6      --   Form of Investment Advisory Agreement between Registrant and
            Fund Asset Management, L.P.
7  (a) --   Form of Purchase Agreement for the Common Stock.
   (b) --   Form of Purchase Agreement for the AMPS.
   (c) --   Form of Merrill Lynch Standard Dealer Agreement.
8      --   Not applicable.
9      --   Custodian Contract between the Registrant and The Bank of
            New York.

       10        --      Not applicable.
       11        --      Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
       12        --      Private Letter Ruling from the Internal Revenue Service.*
       13(a)     --      Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the
                         Registrant and The Bank of New York.
         (b)     --      Form of Auction Agent Agreement.
         (c)     --      Form of Broker-Dealer Agreement.
         (d)     --      Form of Letter of Representations.
       14(a)     --      Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
         (b)     --      Consent of Ernst & Young LLP, independent auditors for MuniVest New Jersey Fund, Inc.
       15        --      Not applicable.
       16        --      Power of Attorney. (c)


---------------
 *  To be filed by amendment.


(a) Previously filed on October 5, 1999 as an exhibit to the Registrant's Registration Statement on Form N-14 (File No. 333-88483).



(b) Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit (1)(a) to the Registration Statement, and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and
    Article XIV of the Registrant's By-Laws filed as Exhibit (2). Reference is also made to the Form of Articles Supplementary filed as Exhibits 1(b), 1(c) and 1(e) and to the Articles of Amendment to Articles Supplementary filed as
    Exhibit 1(d) hereto.



(c) Included on the signature page of the Registrant's Registration Statement on Form N-14 filed on October 5, 1999 and incorporated by reference herein.


ITEM 17.  UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 8th day of November, 1999.


                                          MUNIYIELD NEW JERSEY FUND, INC.
                                                       (Registrant)


                                          By       /s/ TERRY K. GLENN

                                            ------------------------------------

                                                      (Terry K. Glenn,
                                                  President and Director)



     As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                   SIGNATURES                                 TITLE                        DATE
                   ----------                                 -----                        ----

                TERRY K. GLENN*                   President and Director
------------------------------------------------    (Principal Executive
                (Terry K. Glenn)                    Officer)

                DONALD C. BURKE*                  Vice President and Treasurer
------------------------------------------------    (Principal Financial and
               (Donald C. Burke)                    Accounting Officer)

               JAMES H. BODURTHA*                 Director
------------------------------------------------
              (James H. Bodurtha)

               HERBERT I. LONDON*                 Director
------------------------------------------------
              (Herbert I. London)

               ROBERT R. MARTIN*                  Director
------------------------------------------------
               (Robert R. Martin)

                 JOSEPH L. MAY*                   Director
------------------------------------------------
                (Joseph L. May)

                ANDRE F. PEROLD*                  Director
------------------------------------------------
               (Andre F. Perold)

                 ARTHUR ZEIKEL*                   Director
------------------------------------------------
                (Arthur Zeikel)

            *By: /s/ TERRY K. GLENN                                                 November 8, 1999
   ------------------------------------------
       (Terry K. Glenn, Attorney-in-fact)

                                                                    COMMON STOCK
                        MUNIYIELD NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at a Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

    By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                (Continued and to be signed on the reverse side)

               PLEASE MARK BOXES (X) OR [X] IN BLUE OR BLACK INK.

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniVest New Jersey Fund, Inc.

  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN


2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                persons.

                                                X
                                                --------------------------------
                                                 Signature

Dated:                                          X
      --------------------------------          --------------------------------
                                                 Signature, if held jointly

  SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK
                        MUNIYIELD NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at a Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

    By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                (Continued and to be signed on the reverse side)

               PLEASE MARK BOXES (X) OR [X] IN BLUE OR BLACK INK.

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniVest New Jersey Fund, Inc.

  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN


2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

   If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.
                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                persons.

                                                X
                                                --------------------------------
                                                 Signature

Dated:                                          X
      ------------------------------------      --------------------------------
                                                 Signature, if held jointly

  SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    COMMON STOCK
                         MUNIVEST NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniVest New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at a Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

    By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                (Continued and to be signed on the reverse side)

               PLEASE MARK BOXES (X) OR [X] IN BLUE OR BLACK INK.

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield New Jersey Fund, Inc.

  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN


2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                persons.

                                                X
                                                --------------------------------
                                                 Signature

Dated:                                          X
      -------------------------------------     --------------------------------
                                                 Signature, if held jointly

  SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK
                         MUNIVEST NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at a Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

    By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                (Continued and to be signed on the reverse side)

               PLEASE MARK BOXES (X) OR [X] IN BLUE OR BLACK INK.

1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield New Jersey Fund, Inc.

  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

   If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.
                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                persons.

                                                X
                                                --------------------------------
                                                 Signature

Dated:                                          X
      -------------------------------------     --------------------------------

                                                 Signature, if held jointly

  SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 EXHIBIT INDEX



EXHIBIT
NUMBERS                           DESCRIPTION
-------                           -----------
   1(a)   -- Articles of Incorporation of the Registrant, dated
             February 21, 1992.
    (b)   -- Form of Articles Supplementary creating the Series A
             AMPS.
    (c)   -- Form of Articles Supplementary creating additional Series
             A AMPS.
    (d)   -- Articles of Amendment to Articles Supplementary creating the Series A AMPS.
   2      -- By-Laws of the Registrant.
   6      -- Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P.
   7(a)   -- Form of Purchase Agreement for the Common Stock.
    (b)   -- Form of Purchase Agreement for the AMPS.
    (c)   -- Form of Merrill Lynch Standard Dealer Agreement.
   9      -- Custodian Contract between the Registrant and the Bank of
             New York.
  11      -- Opinion and Consent of Brown & Wood LLP, counsel for the
             Registrant.
  13(a)   -- Transfer Agency, Dividend Disbursing Agency and
             Shareholder Servicing Agency Agreement between the
             Registrant and the Bank of New York.
    (b)   -- Form of Auction Agent Agreement.
    (c)   -- Form of Broker-Dealer Agreement.
    (d)   -- Form of Letter of Representations.
  14(a)   -- Consent of Deloitte & Touche LLP, independent auditors
             for the Registrant.
    (b)   -- Consent of Ernst & Young LLP, independent auditors for
             MuniVest New Jersey Fund, Inc.


                                       C-4